UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Energy & Resources Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Technology Opportunities Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 03/31/2019

Item 1 – Report to Stockholders

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock All-Cap Energy & Resources Portfolio

▶	BlackRock Energy & Resources Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

Energy stocks declined in the semi-annual period. All of the downturn occurred in the fourth quarter of 2018, when the sector was hit hard by the combination of falling oil prices and weakness in the broader global equity markets. Although the energy sector staged a strong rally in the first quarter of 2019, the recovery was not enough to make up for the earlier losses.

An overweight position in Encana Corp. was the largest detractor from relative performance, as the market penalized the company for the acquisition of Newfield Exploration Corp. An underweight position in Chevron Corp., whose results beat expectations for the first time in four quarters, was also a key detractor. Overweight positions in Devon Energy Corp. and Valero Energy Corp. were further detractors of note.

Stock selection in the oil services sub-sector added value, with underweight positions in Schlumberger Ltd. and National Oilwell Varco Corp. among the largest contributors to relative performance. Elsewhere, out-of-benchmark positions in TransCanada Corp. and Williams Cos. gained ground as efforts to relieve bottlenecks in the Permian Basin led to increased investment in infrastructure.

Describe recent portfolio activity.

Early in the period, the investment adviser took advantage of the aggressive sell-off in refining stocks by increasing the Fund’s exposure to the sub-sector by adding to Marathon Petroleum Corp. and Valero Energy Corp. The Fund also rotated its positioning in the exploration and production (“E&P”) industry by taking profits in international E&Ps that had performed well.

Describe portfolio positioning at period end.

The Fund had a neutral weighting in refining companies, while it was overweight in E&Ps and underweight in the integrated energy, oil services and distribution industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Royal Dutch Shell PLC, Class A	13%
Exxon Mobil Corp.	11
BP PLC	9
TOTAL SA	8
ConocoPhillips	5
Suncor Energy, Inc.	4
TransCanada Corp.	4
Williams Cos., Inc.	4
Chevron Corp.	4
Marathon Petroleum Corp.	4

INDUSTRY ALLOCATION
Industry	Percent of Net Assets
Oil, Gas & Consumable Fuels	92%
Energy Equipment & Services	6
Short-Term Securities	2
Other Assets Less Liabilities	0

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock All-Cap Energy & Resources Portfolio

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(13.30)%	(1.58)%	N/A	(5.90)%	N/A	3.78%	N/A
Service	(13.58)	(2.04)	N/A	(6.29)	N/A	3.36	N/A
Investor A	(13.53)	(2.01)	(7.15)%	(6.29)	(7.30)%	3.35	2.79%
Investor C	(13.85)	(2.65)	(3.62)	(6.95)	(6.95)	2.61	2.61
MSCI World Energy Index(c)	(10.36)	1.82	N/A	(3.01)	N/A	4.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$867.00	$4.23	$1,000.00	$1,020.13	$4.57	0.92%
Service	1,000.00	864.20	6.14	1,000.00	1,018.07	6.65	1.34
Investor A	1,000.00	864.70	6.16	1,000.00	1,018.06	6.66	1.34
Investor C	1,000.00	861.50	9.48	1,000.00	1,014.48	10.25	2.06

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See	“Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2019	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperformed the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

Energy stocks declined in the semi-annual period. All of the downturn occurred in the fourth quarter of 2018, when the sector was hit hard by the combination of falling oil prices and weakness in the broader global equity markets. Although the energy sector staged a strong rally in the first quarter of 2019, the recovery was not enough to make up for the earlier losses.

Stock selection in the exploration & production (“E&P”) sub-sector contributed positively to Fund performance, with overweight positions in Kosmos Energy Ltd. and Cabot Oil & Gas Corp. among the leading contributors to relative performance. Elsewhere, out-of-benchmark positions in TransCanada Corp. and Williams Cos. gained ground as efforts to relieve bottlenecks in the Permian Basin led to increased investment in infrastructure.

An overweight position in Encana Corp. was the largest detractor from relative performance, as the market penalized the company for the acquisition of Newfield Exploration Corp. Overweights in Anadarko Petroleum Corp. and Superior Energy Services, Inc. were also notable detractors.

Describe recent portfolio activity.

Early in the period, the investment adviser took advantage of the aggressive sell-off in refining stocks by increasing the Fund’s exposure to the sub-sector by adding to Marathon Petroleum Corp. and Valero Energy Corp. The Fund also rotated its positioning in the E&P industry by taking profits in international E&Ps that had performed well.

Describe portfolio positioning at period end.

The Fund had a neutral weighting in integrated energy and refining companies, while it was overweight in E&Ps and underweight in the oil services and distribution industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Marathon Oil Corp.	6%
Cabot Oil & Gas Corp.	5
Galp Energia SGPS SA	5
Williams Cos., Inc.	4
Pioneer Natural Resources Co.	4
TransCanada Corp.	4
Cimarex Energy Co.	4
Concho Resources, Inc.	4
Marathon Petroleum Corp.	4
Valero Energy Corp.	4

INDUSTRY ALLOCATION
Industry	Percent of Net Assets
Oil, Gas & Consumable Fuels	84%
Energy Equipment & Services	14
Short-Term Securities	2
Liabilities in Excess of Other Assets	0

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Energy & Resources Portfolio

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(19.31)%	(6.74)%	N/A	(14.10)%	N/A	0.07%	N/A
Investor A	(19.42)	(7.04)	(11.92)%	(14.36)	(15.28)%	(0.26)	(0.79)%
Investor C	(19.69)	(7.71)	(8.63)	(14.97)	(14.97)	(0.98)	(0.98)
MSCI World Small and Mid-Cap Energy Index(c)	(21.99)	(8.03)	N/A	(13.18)	N/A	2.27	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$806.90	$4.53	$1,000.00	$1,019.65	$5.06	1.02%
Investor A	1,000.00	805.80	5.90	1,000.00	1,018.12	6.60	1.33
Investor C	1,000.00	803.10	9.11	1,000.00	1,014.55	10.18	2.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See	“Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares (available only in Blackrock All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019), are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2019	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.6%

Energy Equipment & Services — 5.6%
Baker Hughes a GE Co.	43,816	$1,214,579
Halliburton Co.	49,916	1,462,539
Patterson-UTI Energy, Inc.	25,578	358,604
Schlumberger Ltd.	19,580	853,101

		3,888,823

Oil, Gas & Consumable Fuels — 92.0%
Anadarko Petroleum Corp.	34,317	1,560,737
BP PLC	812,952	5,903,262
Cairn Energy PLC (a)	267,401	563,569
Canadian Natural Resources Ltd.	72,168	1,981,400
Chevron Corp.	20,437	2,517,430
CNOOC Ltd.	386,000	718,994
Concho Resources, Inc.	18,378	2,039,223
ConocoPhillips	47,550	3,173,487
EOG Resources, Inc.	24,048	2,288,889
EQT Corp.	37,755	783,039
Exxon Mobil Corp.	95,232	7,694,746
Galp Energia SGPS SA	61,723	989,035
Hess Corp.	7,650	460,759
Kosmos Energy Ltd.	150,152	935,447
Marathon Petroleum Corp.	41,112	2,460,553
Noble Energy, Inc.	51,941	1,284,501
Oil Search Ltd.	150,337	836,438

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	13,588	$2,069,181
Royal Dutch Shell PLC, Class A	287,658	9,039,964
Suncor Energy, Inc.	91,720	2,972,569
TOTAL SA	99,196	5,520,216
TransCanada Corp.	62,959	2,827,702
Valero Energy Corp.	28,904	2,451,926
Williams Cos., Inc.	95,109	2,731,530

		63,804,597

Total Common Stocks — 97.6% (Cost: $60,015,565)		67,693,420

Total Long-Term Investments — 97.6% (Cost: $60,015,565)		67,693,420

Short-Term Securities — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (b)(c)	1,652,961	1,652,961

Total Short-Term Securities — 2.4% (Cost: $1,652,961)		1,652,961

Total Investments — 100.0% (Cost: $61,668,526)		69,346,381

Other Assets Less Liabilities — 0.0%		1,043

Net Assets — 100.0%		$69,347,424

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,325,434	327,527	1,652,961	$1,652,961	$8,634		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	166	(b)	5	—

				$1,652,961	$8,800		$5	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$ —	$ —	$ —	$ 327	$ —	$ —	$ 327

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts: Average amounts purchased — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$3,888,823	$—	$—	$3,888,823
Oil, Gas & Consumable Fuels	40,233,119	23,571,478	—	63,804,597
Short-Term Securities	1,652,961	—	—	1,652,961

	$45,774,903	$23,571,478	$—	$69,346,381

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2019	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.0%

Energy Equipment & Services — 14.1%
Baker Hughes a GE Co.	103,749	$2,875,922
Halliburton Co.	85,532	2,506,088
Patterson-UTI Energy, Inc.	255,852	3,587,045
Poseidon Concepts Corp. (a)	35,081	7
Precision Drilling Corp. (a)	347,733	824,869
TechnipFMC PLC	103,322	2,430,133
Tenaris SA	225,045	3,170,233

		15,394,297

Oil, Gas & Consumable Fuels — 83.9%
Anadarko Petroleum Corp.	77,522	3,525,701
Cabot Oil & Gas Corp.	203,221	5,304,068
Cairn Energy PLC (a)	1,257,531	2,650,346
Cheniere Energy, Inc. (a)	52,449	3,585,414
Cimarex Energy Co.	63,314	4,425,649
Concho Resources, Inc.	38,531	4,275,400
Devon Energy Corp.	86,533	2,730,981
Diamondback Energy, Inc.	14,641	1,486,501
Encana Corp.	454,681	3,293,532
EQT Corp.	158,418	3,285,589
Equitrans Midstream Corp. (b)	122,425	2,666,416
Galp Energia SGPS SA	307,237	4,923,093
Green Plains, Inc.	58,034	968,007
Hess Corp.	36,557	2,201,828
HollyFrontier Corp.	74,513	3,671,256
Kosmos Energy Ltd.	625,342	3,895,881
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (c)(d)	85,400	163,114

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Lundin Petroleum AB	85,042	$2,879,693
Marathon Oil Corp.	406,764	6,797,026
Marathon Petroleum Corp.	67,262	4,025,631
Noble Energy, Inc.	144,422	3,571,556
Oil Search Ltd.	629,371	3,501,664
Pioneer Natural Resources Co.	30,206	4,599,770
TransCanada Corp.	100,210	4,500,770
Valero Energy Corp.	46,886	3,977,339
Williams Cos., Inc.	160,270	4,602,954

		91,509,179

Total Long-Term Investments — 98.0% (Cost: $103,494,531)		106,903,476

Short-Term Securities — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (e)(g)	2,473,881	2,473,881
SL Liquidity Series, LLC, Money Market Series, 2.67% (e)(f)(g)	145,156	145,185

Total Short-Term Securities — 2.4% (Cost: $2,619,041)		2,619,066

Total Investments — 100.4% (Cost: $106,113,572)		109,522,542

Liabilities in Excess of Other Assets — (0.4)%		(384,979)

Net Assets — 100.0%		$109,137,563

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $163,114, representing 0.1% of its net assets as of period end, and an original cost of $1,281,000.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,009,593	1,464,288	2,473,881	$2,473,881	$12,533		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,567,316	(6,422,160)	145,156	145,185	381	(b)	188	(77)

				$2,619,066	$12,914		$188	$(77)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Energy & Resources Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$ —	$ —	$ —	$ (295)	$ —	$ —	$ (295)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts: Average amounts purchased — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$12,224,057	$3,170,240	$—	$15,394,297
Oil, Gas & Consumable Fuels	77,391,269	13,954,796	163,114	91,509,179
Short-Term Securities	2,473,881	—	—	2,473,881

Subtotal	$92,089,207	$17,125,036	$163,114	$109,377,357

Investments Valued at NAV(a)				145,185

Total Investments				$109,522,542

(a)	Certain investments of the Fund were valued using net asset value (“NAV”) per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

March 31, 2019

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$67,693,420	$106,903,476
Investments at value — affiliated(c)	1,652,961	2,619,066
Cash	—	25
Foreign currency at value(d)	95,702	61,874
Receivables:
Capital shares sold	21,061	60,211
Dividends — affiliated	2,366	3,083
Dividends — unaffiliated	124,637	71,265
Securities lending income — affiliated	—	29
From the Manager	4,459	16,220
Prepaid expenses	44,589	31,292

Total assets	69,639,195	109,766,541

LIABILITIES
Cash collateral on securities loaned at value	—	145,074
Payables:
Board realignment and consolidation	1,521	—
Capital shares redeemed	63,037	171,617
Investment advisory fees	29,610	70,084
Trustees’ and Officer’s fees	2,702	3,277
Other accrued expenses	48,341	53,839
Other affiliates	2,750	3,393
Printing fees	23,893	26,959
Professional fees	44,681	34,547
Service and distribution fees	17,506	28,527
Transfer agent fees	57,730	91,661

Total liabilities	291,771	628,978

NET ASSETS	$69,347,424	$109,137,563

NET ASSETS CONSIST OF
Paid-in capital	$98,688,356	$358,067,566
Accumulated loss	(29,340,932)	(248,930,003)

NET ASSETS	$69,347,424	$109,137,563

(a) Investments at cost — unaffiliated	$60,015,565	$103,494,531
(b) Securities loaned at value	$—	$148,692
(c) Investments at cost — affiliated	$1,652,961	$2,619,041
(d) Foreign currency at cost	$95,883	$61,722

F I N A N C I A L S T A T E M E N T S	13

Statements of Assets and Liabilities  (unaudited) (concluded)

March 31, 2019

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio

NET ASSET VALUE

Institutional
Net assets	$19,383,071	$13,666,275

Shares outstanding(a)	1,869,860	752,111

Net asset value	$10.37	$18.17

Service
Net assets	$660,399	—

Shares outstanding(a)	65,033	—

Net asset value	$10.15	—

Investor A
Net assets	$38,937,058	$84,116,804

Shares outstanding(a)	3,855,292	5,406,651

Net asset value	$10.10	$15.56

Investor C
Net assets	$10,366,896	$11,354,484

Shares outstanding(a)	1,063,589	1,043,070

Net asset value	$9.75	$10.89

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended March 31, 2019

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$1,277,023	$966,965
Dividends — affiliated	8,634	12,533
Securities lending income — affiliated — net	166	381
Foreign taxes withheld	(85,491)	(18,301)

Total investment income	1,200,332	961,578

EXPENSES
Investment advisory	260,444	420,433
Service and distribution — class specific	109,858	169,189
Transfer agent — class specific	74,281	147,446
Professional	36,532	40,734
Registration	33,160	30,204
Administration	14,758	23,824
Printing	14,459	21,085
Accounting services	19,679	20,874
Administration — class specific	6,950	11,235
Custodian	8,272	5,613
Trustees and Officer	4,841	5,379
Board realignment and consolidation	5,474	7,576
Recoupment of past waived and/or reimbursed fees — class specific	71	—
Miscellaneous	6,350	6,203

Total expenses	595,129	909,795
Less:
Administration fees waived — class specific	(6,887)	(11,235)
Transfer agent fees waived and/or reimbursed — class specific	(32,426)	(114,570)
Fees waived and/or reimbursed by the Manager	(84,785)	(16,258)

Total expenses after fees waived and/or reimbursed	471,031	767,732

Net investment income	729,301	193,846

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(717,197)	(2,309,172)
Investments — affiliated	5	188
Forward foreign currency exchange contracts	327	(295)
Foreign currency transactions	9,736	1,849

	(707,129)	(2,307,430)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,288,244)	(26,200,346)
Investments — affiliated	—	(77)
Foreign currency translations	(1,939)	(282)

	(11,290,183)	(26,200,705)

Realized and unrealized loss	(11,997,312)	(28,508,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,268,011)	$(28,314,289)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Energy & Resources Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$729,301	$1,240,184	$193,846	$(96,036)
Net realized gain (loss)	(707,129)	4,631,867	(2,307,430)	(9,128,654)
Net change in unrealized appreciation (depreciation)	(11,290,183)	4,804,889	(26,200,705)	27,889,742

Net increase (decrease) in net assets resulting from operations	(11,268,011)	10,676,940	(28,314,289)	18,665,052

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(495,974)	(495,032)	(68,700)	(576,362)
Service	(12,604)	(15,288)	—	—
Investor A	(998,577)	(1,116,732)	(253,877)	(1,490,046)
Investor C	(71,490)	(477,396)	—	(234,733)

Decrease in net assets resulting from distributions to shareholders	(1,578,645)	(2,104,448)	(322,577)	(2,301,141)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,183,189)	(9,313,635)	(18,695,638)	(51,254,631)

NET ASSETS(b)
Total increase (decrease) in net assets	(17,029,845)	(741,143)	(47,332,504)	(34,890,720)
Beginning of period	86,377,269	87,118,412	156,470,067	191,360,787

End of period	$69,347,424	$86,377,269	$109,137,563	$156,470,067

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015		2014

Net asset value, beginning of period	$12.34		$11.13	$11.06		$9.91	$16.26		$15.28

Net investment income(a)	0.13		0.23	0.31	(b)	0.22	0.23		0.19
Net realized and unrealized gain (loss)	(1.79)		1.30	0.04		1.17	(6.34)		0.90

Net increase (decrease) from investment operations	(1.66)		1.53	0.35		1.39	(6.11)		1.09

Distributions from net investment income(c)	(0.31)		(0.32)	(0.28)		(0.24)	(0.24)		(0.11)

Net asset value, end of period	$10.37		$12.34	$11.13		$11.06	$9.91		$16.26

Total Return(d)
Based on net asset value	(13.30	)%(e)	14.08%	2.98%		14.33%	(37.94)%		7.16%

Ratios to Average Net Assets
Total expenses	1.31	%(f)	1.29%	1.25%		1.18%	1.11	%(g)	1.00	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91	%(f)	0.92%	0.91%		0.95%	0.96%		0.96%

Net investment income	2.58	%(f)	1.97%	2.89	%(b)	2.16%	1.75%		1.15%

Supplemental Data
Net assets, end of period (000)	$19,383		$22,255	$18,703		$25,123	$20,753		$36,865

Portfolio turnover rate	17%		37%	14%		66%	51%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$12.05		$10.88	$10.81		$9.65	$15.81	$14.87

Net investment income(a)	0.10		0.17	0.25	(b)	0.17	0.17	0.12
Net realized and unrealized gain (loss)	(1.75)		1.28	0.04		1.14	(6.16)	0.88

Net increase (decrease) from investment operations	(1.65)		1.45	0.29		1.31	(5.99)	1.00

Distributions from net investment income(c)	(0.25)		(0.28)	(0.22)		(0.15)	(0.17)	(0.06)

Net asset value, end of period	$10.15		$12.05	$10.88		$10.81	$9.65	$15.81

Total Return(d)
Based on net asset value	(13.58	)%(e)	13.63%	2.58%		13.77%	(38.17)%	6.72%

Ratios to Average Net Assets
Total expenses(f)	1.57	%(g)	1.55%	1.50%		1.51%	1.41%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33	%(g)	1.34%	1.33%		1.36%	1.38%	1.34%

Net investment income	2.07	%(g)	1.51%	2.35	%(b)	1.67%	1.33%	0.77%

Supplemental Data
Net assets, end of peiod (000)	$660		$599	$628		$787	$1,025	$2,046

Portfolio turnover rate	17%		37%	14%		66%	51%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fee. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2019, the ratio would have been 1.55%.
(g)	Annualized.

See notes to financial statements.

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015		2014

Net asset value, beginning of period	$11.99		$10.83	$10.76		$9.63	$15.77		$14.85

Net investment income(a)	0.11		0.17	0.26	(b)	0.17	0.17		0.12
Net realized and unrealized gain (loss)	(1.75)		1.27	0.03		1.14	(6.15)		0.86

Net increase (decrease) from investment operations	(1.64)		1.44	0.29		1.31	(5.98)		0.98

Distributions from net investment income(c)	(0.25)		(0.28)	(0.22)		(0.18)	(0.16)		(0.06)

Net asset value, end of period	$10.10		$11.99	$10.83		$10.76	$9.63		$15.77

Total Return(d)
Based on net asset value	(13.53	)%(e)	13.59%	2.57%		13.88%	(38.17)%		6.65%

Ratios to Average Net Assets
Total expenses	1.69	%(f)	1.65%	1.60%		1.55%	1.48	%(g)	1.40	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33	%(f)	1.34%	1.33%		1.36%	1.38%		1.38%

Net investment income	2.18	%(f)	1.52%	2.42	%(b)	1.72%	1.33%		0.73%

Supplemental Data
Net assets, end of period (000)	$38,937		$41,644	$43,765		$59,065	$51,005		$91,625

Portfolio turnover rate	17%		37%	14%		66%	51%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$11.39		$10.30	$10.23		$9.14	$14.94	$14.10

Net investment income(a)	0.06		0.09	0.17	(b)	0.09	0.07	0.00 (c)
Net realized and unrealized gain (loss)	(1.64)		1.22	0.03		1.08	(5.82)	0.84

Net increase (decrease) from investment operations	(1.58)		1.31	0.20		1.17	(5.75)	0.84

Distributions from net investment income(d)	(0.06)		(0.22)	(0.13)		(0.08)	(0.05)	—

Net asset value, end of period	$9.75		$11.39	$10.30		$10.23	$9.14	$14.94

Total Return(e)
Based on net asset value	(13.85	)%(f)	12.90%	1.84%		12.91%	(38.60)%	5.96%

Ratios to Average Net Assets
Total expenses(g)	2.36	%(h)	2.36%	2.32%		2.28%	2.18%	2.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05	%(h)	2.06%	2.05%		2.09%	2.10%	2.10%

Net investment income (loss)	1.14	%(h)	0.80%	1.66	%(b)	1.00%	0.61%	0.00%

Supplemental Data
Net assets, end of period (000)	$10,367		$21,878	$23,996		$31,847	$32,693	$63,133

Portfolio turnover rate	17%		37%	14%		66%	51%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	—	—	—	2.27%	—	2.10%

(h)	Annualized.

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$22.63		$20.42	$22.15		$19.44		$37.89		$37.36

Net investment income (loss)(a)	0.06		0.06	0.23	(b)	0.07		0.03		(0.17)
Net realized and unrealized gain (loss)	(4.43)		2.44	(1.96)		2.64		(18.48)		0.70

Net increase (decrease) from investment operations	(4.37)		2.50	(1.73)		2.71		(18.45)		0.53

Distributions from net investment income(c)	(0.09)		(0.29)	—		—		—		—

Net asset value, end of period	$18.17		$22.63	$20.42		$22.15		$19.44		$37.89

Total Return(d)
Based on net asset value	(19.31	)%(e)	12.40%	(7.81)%		13.94%		(48.69)%		1.42%

Ratios to Average Net Assets
Total expenses(f)	1.20	%(g)	1.08%	1.04	%(h)	1.10	%(h)	1.11	%(h)	1.03%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	. 1.01	%(g)	1.02%	1.02%		1.05%		1.07%		1.02%

Net investment income (loss)(f)	0.71	%(g)	0.28%	1.14	%(b)	0.35%		0.12%		(0.43)%

Supplemental Data
Net assets, end of period (000)	$13,666		$24,508	$45,734		$74,778		$65,091		$92,994

Portfolio turnover rate	13%		26%	12%		44%		55%		56%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Investments in underlying funds	—		—	—		—		—		0.01%

(g) Annualized.
(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Expense ratios	—		—	1.01%		1.06%		1.10%		—

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$19.37		$17.51		$19.05		$16.77		$32.79		$32.42

Net investment income (loss)(a)	(0.03)		(0.00	)(b)	0.15	(c)	0.01		(0.04)		(0.25)
Net realized and unrealized gain (loss)	(3.79)		2.09		(1.69)		2.27		(15.98)		0.62

Net increase (decrease) from investment operations	(3.76)		2.09		(1.54)		2.28		(16.02)		0.37

Distributions from net investment income(d)	(0.05)		(0.23)		—		—		—		—

Net asset value, end of period	$15.56		$19.37		$17.51		$19.05		$16.77		$32.79

Total Return(e)
Based on net asset value	(19.42	)%(f)	12.05%		(8.09)%		13.60%		(48.86)%		1.14%

Ratios to Average Net Assets
Total expenses(g)	1.57	%(h)	1.48%		1.45%		1.43	%(i)	1.39	%(i)	1.31	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly(g)	1.32	%(h)	1.33%		1.33%		1.36%		1.37%		1.31%

Net investment income (loss)(g)	0.40	%(h)	(0.01)%		0.84	%(c)	0.04%		(0.16)%		(0.72)%

Supplemental Data
Net assets, end of period (000)	$84,117		$111,263		$120,881		$165,504		$150,863		$353,706

Portfolio turnover rate	13%		26%		12%		44%		55%		56%

(a) Based on average shares outstanding.

(b) Amount is greater than $(0.005) per share.

(c)  Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Investments in underlying funds	—		—		—		—		—		0.01%

(h) Annualized.
(i) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$13.56		$12.31	$13.49		$11.96		$23.56		$23.47

Net investment income (loss)(a)	(0.02)		(0.09)	0.01	(b)	(0.08)		(0.15)		(0.36)
Net realized and unrealized gain (loss)	(2.65)		1.46	(1.19)		1.61		(11.45)		0.45

Net increase (decrease) from investment operations	(2.67)		1.37	(1.18)		1.53		(11.60)		0.09

Distributions from net investment income(c)	—		(0.12)	—		—		—		—

Net asset value, end of period	$10.89		$13.56	$12.31		$13.49		$11.96		$23.56

Total Return(d)
Based on net asset value	(19.69	)%(e)	11.26%	(8.75)%		12.79%		(49.24)%		0.38%

Ratios to Average Net Assets
Total expenses(f)	2.32	%(g)	2.25%	2.22	%(h)	2.22	%(h)	2.13	%(h)	2.06	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	. 2.04	%(g)	2.05%	2.05%		2.08%		2.09%		2.05%

Net investment income (loss)(f)	(0.43	)%(g)	(0.74)%	0.08	%(b)	(0.68)%		(0.88)%		(1.47)%

Supplemental Data
Net assets, end of period (000)	$11,354		$20,698	$24,727		$38,086		$37,967		$83,948

Portfolio turnover rate	13%		26%	12%		44%		55%		56%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Investments in underlying funds	—		—	—		—		—		0.01%

(g) Annualized.
(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.05%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Service, Investor A and Investor C bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Service Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S.federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.
Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of the Energy & Resources were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value,

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Energy & Resources’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Energy & Resources
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
State Street Bank & Trust Company	$148,692	$(145,074)	$3,618

(a)

Cash collateral with a value of $145,074 has been received in connection with securities lending agreements for Energy & Resources. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the tables above.

(b)

The market value of the loaned securities is determined as of March 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

With respect to All-Cap Energy & Resources and Energy & Resources, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C

Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$648	$46,866	$62,344	$109,858
Energy & Resources	—	104,957	64,232	169,189

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$1,868	$52	$3,772	$1,258	$6,950
Energy & Resources	1,450	—	8,482	1,303	11,235

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$535	$—	$6,064	$982	$7,581
Energy & Resources	637	—	14,059	1,681	16,377

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$12,583	$342	$49,621	$11,735	$74,281
Energy & Resources	11,603	—	118,004	17,839	147,446

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$1,358
Energy & Resources.	1,396

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
All-Cap Energy & Resources	$ 9	$1,524
Energy & Resources	—	1,202

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived were as follows:

All-Cap Energy & Resources	$270
Energy & Resources	394

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

With respect to each Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources		Energy & Resources
	Contractual(a)	Voluntary(b)	Contractual(a)	Voluntary(b)
Institutional	0.96%	0.91%	1.07%	1.01%
Service	1.38	1.33	N/A	N/A
Investor A	1.38	1.33	1.38	1.32
Investor C	2.10	2.05	2.10	2.04

(a)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 31, 2020 unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

Prior to June 1, 2018, with respect to Energy & Resources, the voluntary expense limitations as a percentage of average daily net assets were as follows:

	Energy & Resources

	Contractual	Voluntary
Institutional	1.07%	1.02%
Service	N/A	N/A
Investor A	1.38	1.33
Investor C	2.10	2.05

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived and/or reimbursed were as follows:

All-Cap Energy & Resources	$82,161
Energy & Resources	11,408

These amounts waived and/or reimbursed are administration fees waived — class specific, transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$1,868	$ 1	$3,772	$1,246	$ 6,887
Energy & Resources	1,450	—	8,482	1,303	11,235

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$12,583	—	$17,347	$ 2,496	$ 32,426
Energy & Resources	11,082	—	88,886	14,602	114,570

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts reimbursed were as follows:

All-Cap Energy & Resources	$2,354
Energy & Resources	4,456

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$—	$58	$—	$13	$71

On March 31, 2019, the fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2019	2020	2021

All-Cap Energy & Resources
Fund Level	$110,869	$119,328	$64,800
Institutional	41,594	36,805	14,451
Service	53	118	1
Investor A	59,801	52,873	21,119
Investor C	31,273	23,763	3,742
Energy & Resources
Institutional	—	—	9,688
Investor A	91,305	96,778	80,573
Investor C	32,957	30,330	13,330

Securities Lending: The SEC has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement for Energy & Resources, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, Energy & Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement for All-Cap Energy & Resources, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, All-Cap Energy & Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

All-Cap Energy & Resources	$29
Energy & Resources	124

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	All-Cap Energy & Resources	Energy & Resources
Purchases	$11,832,848	$14,517,026
Sales	17,772,657	33,900,412

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

All-Cap Energy & Resources	$32,362,253
Energy & Resources	247,656,278

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	All-Cap Energy & Resources	Energy & Resources
Tax cost	$66,108,308	$108,693,363

Gross unrealized appreciation	$5,632,530	$12,814,265
Gross unrealized depreciation	(2,394,457)	(11,985,086)

Net unrealized appreciation	$3,238,073	$829,179

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Funds did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or an equity related investments, such as futures and options may decline due to a general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
All-Cap Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,486,572	$14,484,470	1,123,324	$13,418,105
Shares issued in reinvestment of distributions	49,857	489,098	43,017	477,056
Shares redeemed	(1,469,587)	(14,956,013)	(1,043,928)	(12,186,601)

Net increase	66,842	$17,555	122,413	$1,708,560

Service
Shares sold	22,156	$221,683	1,313	$15,222
Shares issued in reinvestment of distributions	1,310	12,604	1,408	15,288
Shares redeemed	(8,154)	(79,610)	(10,737)	(122,612)

Net increase (decrease)	15,312	$154,677	(8,016)	$(92,102)

32	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
All-Cap Energy & Resources (continued)	Shares	Amount	Shares	Amount

Investor A
Shares issued from conversion(a)	—	$—	2,306	$26,086
Shares sold and automatic conversion of shares	899,291	9,252,337	538,501	6,103,310
Shares issued in reinvestment distributions	102,248	978,519	101,381	1,095,931
Shares redeemed	(618,666)	(6,066,124)	(1,211,899)	(13,767,989)

Net increase (decrease)	382,873	$4,164,732	(569,711)	$(6,542,662)

Investor B
Shares converted(a)	—	$—	(2,317)	$(26,086)
Shares redeemed and automatic conversion of shares	—	—	(209)	(2,227)

Net decrease	—	$—	(2,526)	$(28,313)

Investor C
Shares sold	41,972	$391,793	131,415	$1,424,430
Shares issued in reinvestment of distributions	7,436	68,862	45,312	467,616
Shares redeemed	(907,141)	(8,980,808)	(584,248)	(6,251,164)

Net decrease	(857,733)	$(8,520,153)	(407,521)	$(4,359,118)

Total Net Decrease	(392,706)	$(4,183,189)	(865,361)	$(9,313,635)

Energy & Resources
Institutional
Shares sold	456,295	$8,046,135	457,282	$9,910,528
Shares issued in reinvestment of distributions	3,144	53,928	16,417	336,886
Shares redeemed	(790,133)	(15,574,830)	(1,630,575)	(33,771,364)

Net decrease	(330,694)	$(7,474,767)	(1,156,876)	$(23,523,950)

Investor A
Shares issued from conversion(a)	—	$—	990	$18,290
Shares sold and automatic conversion of shares	688,207	10,767,290	1,235,552	22,220,151
Shares issued in reinvestment of distributions	15,344	225,559	82,922	1,460,289
Shares redeemed	(1,040,087)	(16,770,950)	(2,480,220)	(45,278,199)

Net decrease	(336,536)	$(5,778,101)	(1,160,756)	$(21,579,469)

Investor B
Shares converted(a)	—	$—	(1,381)	$(18,290)
Shares redeemed and automatic conversion of shares	—	—	(164)	(2,126)

Net increase (decrease)	—	$—	(1,545)	$(20,416)

Investor C
Shares sold	43,265	$439,126	79,433	$1,007,891
Shares issued in reinvestment of distributions	—	—	18,621	230,908
Shares redeemed	(526,408)	(5,881,896)	(580,492)	(7,369,595)

Net decrease	(483,143)	$(5,442,770)	(482,438)	$(6,130,796)

Total Net Decrease	(1,150,373)	$(18,695,638)	(2,801,615)	$(51,254,631)

(a)	On December 27, 2017, the Funds’ Investor B Shares converted to Investor A Shares.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (unaudited) (continued)

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Investment Income
All-Cap Energy & Resources
Institutional	$495,032
Service	15,288
Investor A	1,116,732
Investor C	477,396
Energy & Resources
Institutional	$576,362
Investor A	1,490,046
Investor C	234,733

Undistributed (distributions in excess of) net investment income for All-Cap Energy & Resources and Energy & Resources as of September 30, 2018 were $1,201,797 and $(463,759).

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

34	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019-6018

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	35

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,847	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

36	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

USD	US Dollar

A D D I T I O N A L I N F O R M A T I O N A N D G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	37

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-3/19-SAR

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Advantage Large Cap Growth Fund

▶	BlackRock Advantage Small Cap Growth Fund

▶	BlackRock Mid-Cap Growth Equity Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The period was defined by two distinct market environments. The fourth quarter of 2018 saw a market sell-off driven by slowing global growth, hawkish comments by the Fed, heightened trade tensions and fears of approaching the end of the cycle. In contrast, the first quarter of 2019 featured a sharp rebound, sparked by hopes for more supportive central bank policies and an easing of global trade tensions. As both the fourth quarter sell-off and the first quarter rebound were largely driven by broad geopolitical and macro-economic factors, the market movements were often disconnected with the company-specific sentiment of sell-side analysts and informed market participants. This disconnect created a difficult environment for sentiment- and trend-based signals and resulted in these insights broadly detracting from relative performance for the period. For example, a signal identifying investor sentiment based on short positions of hedge funds detracted from relative returns, largely due to significant hedge fund de-risking throughout the fourth quarter. A machine-learned insight that gauges broker sentiment by analyzing sell-side research reports further detracted. Toward the end of the first quarter of 2019, increased recessionary fears created a difficult environment for value-based insights, as investors recognized that value stocks generally underperform growth stocks during market pullbacks. In this vein, some of the portfolio’s more conventional value insights struggled during the period. Of note, evaluating companies based on forward sales to enterprise value was one of the top detractors during the period. Lastly, among the Fund’s macro thematic signals, seeking to identify growing industries based on trends in online job postings detracted from relative performance for the period.

Despite the first quarter of 2019 market rebound, increasing indications that we are approaching the end of the market cycle has caused investors to re-focus on identifying quality companies with sustainable businesses. Although the portfolio’s sentiment insights were an overall drag on relative performance, several trending- and sentiment-based insights that provide more of a quality-based lens into companies were notable contributors, reflecting the previously noted shift into quality companies. In particular, a signal that conducts text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial. An insight that gauges sentiment from informed bond investors contributed significantly as well, given interest rate volatility throughout the period. In addition to sentiment-based insights that provide an indirect quality lens, certain insights that provide a more direct measure of company quality were additive as well. For example, rewarding companies with founder-led ownership and management structures, an alternative measure of company quality, was a notable contributor to relative performance for the period. A text based insight that identifies discrepancies between executive comments and company regulatory filings, an alternative quality evaluation, proved beneficial as well.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is an insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The Fund also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions.

Describe portfolio positioning at period end.

The Fund remained largely neutral with respect to its sector weights relative to the Russell 1000® Growth Index. At the end of the period, the Fund had slight overweight positions in financials and industrials and slight underweight positions in consumer discretionary and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Advantage Large Cap Growth Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.21)%	9.22%	N/A	9.84%	N/A	14.21%	N/A
Service	(4.30)	8.90	N/A	9.53	N/A	13.87	N/A
Investor A	(4.31)	8.93	3.21%	9.51	8.33%	13.85	13.24%
Investor C	(4.68)	8.10	7.10	8.67	8.67	12.98	12.98
Class K	(4.16)	9.28	N/A	9.59	N/A	13.90	N/A
Class R	(4.43)	8.65	N/A	9.18	N/A	13.48	N/A
Russell 1000® Growth Index(c)	(2.34)	12.75	N/A	13.50	N/A	17.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$957.90	$2.99	$1,000.00	$1,021.60	$3.09	0.62%
Service	1,000.00	957.00	4.19	1,000.00	1,020.38	4.32	0.87
Investor A	1,000.00	956.90	4.20	1,000.00	1,020.37	4.33	0.87
Investor C	1,000.00	953.20	7.82	1,000.00	1,016.65	8.08	1.62
Class K	1,000.00	958.40	2.74	1,000.00	1,021.86	2.82	0.57
Class R	1,000.00	955.70	5.41	1,000.00	1,019.12	5.59	1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Amazon.com, Inc.	7%
Apple Inc.	6
Microsoft Corp.	5
Facebook, Inc., Class A	3
Mastercard, Inc., Class A	3
Alphabet, Inc., Class C	3
UnitedHealth Group, Inc.	2
salesforce.com, Inc.	2
PepsiCo, Inc.	2
Alphabet, Inc., Class A	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	34%
Health Care	14
Consumer Discretionary	14
Industrials	12
Communication Services	11
Financials	5
Consumer Staples	5
Real Estate	3
Materials	1
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2019	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

Overall, market performance was sharply bifurcated during the six-month period, with a substantial downturn in the fourth quarter of 2018 being followed by a strong rally in the first quarter of 2019. Encouragingly, the Fund’s performance outperformed the broader market during both quarters, with greater strength during the second half of the period.

The primary driver of the Fund’s performance throughout the period was strength across the stock selection model, particularly through the use of fundamental quality insights that provided most of the gains amid volatile markets. During the fourth quarter of 2018, concerns that corporate earnings had reached their peak for the business cycle prompted a shift in expectations about economic growth. Amid this volatility, traditional quality signals were able to navigate the market and deliver relative gains. Some of the top-performing insights were those that prefer stocks with lower volatility and lower levels of leverage. A complementary and continuously evolving theme that persisted throughout the period favored management quality, which benefited signals that perform text analyses of regulatory filings to identify changes to disclosures and compare content with press releases to determine how executives are potentially “spinning” results. These measures performed well, with particular strength across healthcare and real estate stocks.

The first quarter of 2019 brought a shift in investor sentiment back toward secular growth following a more dovish stance from central banks. This provided a strong tailwind to the market, helping it recover from losses during the previous quarter. Fundamental insights that have a stronger growth orientation performed noticeably better in this environment. From a quality standpoint, a signal that identifies companies with founding members still serving in operational roles was broadly additive. Similarly, an insight highlighting attractively priced growth stocks by comparing their research and development spending performed well across information technology (“IT”) stocks. As the market recovered, the Fund also benefited from gains across sentiment insights, which experienced a strong positive reversal after having struggled during the fourth quarter of 2018. In particular, signals that identify investor positioning performed well.

Despite broad gains across the stock selection model, certain insights detracted from the Fund’s relative performance. Unsurprisingly given multiple inflection points for the broader market, trend-based sentiment insights declined. This was most pronounced across text-based measures, especially those evaluating sell-side analysts. Positioning driven by the analyst community was caught off-guard by shifting investor expectations of corporate profitability in the fourth quarter of 2018, as analysts had expected growth trends to persist. The resulting pivot specifically affected the signal’s positioning in industrials and consumer discretionary stocks. Similarly, insights that capture consumer activity through foot traffic or transactional data declined during the period.

Additionally, insights that seek to identify attractively priced securities detracted from performance, extending a theme that has persisted for most of the current market cycle. This continued to affect performance adversely after the sharp pivot in the market toward secular growth during the first quarter of 2019. An insight that compares companies’ sales struggled across the industrials sector, and a signal that takes contrarian positions in stocks expecting a reversal of longer-term performance trends underperformed, as the shift toward more dovish monetary policy reestablished market trends and leaders. This insight struggled notably across consumer discretionary and IT stocks. Encouragingly, less traditional contrarian insights offset some of the losses from more traditional measures. Finally, there was some further weakness in the macro-thematic model as regional and currency-based insights slightly declined during the period.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all of its major drivers of returns. However, there were a number of new stock selection insights added to the Fund. These included a sentiment insight that captures trends in hotel bookings in order to take positions in hotel stocks with the greatest exposure to where bookings are occurring. An additional sentiment insight incorporated a machine-learning component to various consumer insights, such as geolocation and credit transaction data, that translates those signals into tailored weightings at the individual stock level.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund remained largely sector-neutral. The Fund had slight sector overweight positions at period end to real estate and communication services stocks, and slight sector underweights in materials and financials stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Advantage Small Cap Growth Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.95)%	9.05%	N/A	7.67%	N/A	15.72%	N/A
Service	(7.11)	8.71	N/A	7.37	N/A	15.40	N/A
Investor A	(7.05)	8.81	3.09%	7.37	6.22%	15.35	14.73%
Investor C	(7.45)	7.89	7.25	6.54	6.54	14.42	14.42
Class K	(6.96)	9.04	N/A	7.67	N/A	15.72	N/A
Class R	(7.20)	8.46	N/A	7.13	N/A	15.15	N/A
Russell 2000® Growth Index(c)	(8.22)	3.85	N/A	8.41	N/A	16.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$930.50	$2.38	$1,000.00	$1,022.19	$2.49	0.50%
Service	1,000.00	928.90	3.57	1,000.00	1,020.96	3.74	0.75
Investor A	1,000.00	929.50	3.57	1,000.00	1,020.96	3.74	0.75
Investor C	1,000.00	925.50	7.13	1,000.00	1,017.25	7.47	1.50
Class K	1,000.00	930.40	2.14	1,000.00	1,022.44	2.24	0.45
Class R	1,000.00	928.00	4.75	1,000.00	1,019.73	4.98	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
SL Liquidity Series, LLC, Money Market Series(a)	5%
Insperity, Inc.	2
EastGroup Properties, Inc.	2
Applied Industrial Technologies, Inc.	1
Texas Roadhouse, Inc.	1
Five Below, Inc.	1
BlackRock Liquidity Funds, T-Fund, Institutional Class	1
Comfort Systems USA, Inc.	1
Medidata Solutions, Inc.	1
Innospec, Inc.	1

(a)	Security was purchased with the cash collateral from loaned securities..

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	27%
Information Technology	20
Industrials	17
Consumer Discretionary	15
Financials	6
Communication Services	4
Real Estate	4
Consumer Staples	3
Materials	2
Energy	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2019	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund’s Institutional and Class K Shares performed in line with its benchmark, the Russell Midcap® Growth Index, while the Fund’s Service, Investor A, Investor C and Class R Shares underperformed.

What factors influenced performance?

The largest contributor to performance over the period was stock selection in the industrials sector. Most notably, positioning in commercial services generated positive results within industrials. Stock selection in the financials sector also aided Fund returns, with positive contributions led by positioning in capital markets. Finally, an underweight to the energy sector and stock selection within health care contributed to relative Fund returns. Within health care an underweight to managed care companies proved most beneficial during the period.

The largest detractor over the period was stock selection in the communication services sector, where weakness was driven by positioning in entertainment and media companies. Stock selection in the consumer discretionary sector, specifically positioning in the hotel restaurants & leisure industry, weighed on relative performance as well. Finally, stock selection in the materials sector detracted from Fund results over the period, most notably holdings within the construction materials segment.

Describe recent portfolio activity.

Due to a combination of portfolio activity and market movements, the Fund’s allocation to the information technology and health care sectors increased modestly, while the weightings in industrials and communication services declined.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund had overweight positions in the communications services, health care and real estate sectors. The Fund maintained underweight allocations to consumer discretionary, materials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
IAC/InterActiveCorp	3%
Fair Isaac Corp.	3
Align Technology, Inc.	3
Xilinx, Inc.	2
CoStar Group, Inc.	2
SL Liquidity Series, LLC, Money Market Series(a)	2
MSCI, Inc.	2
Copart, Inc.	2
SBA Communications Corp.	2
Live Nation Entertainment, Inc.	2

(a)	Security was purchased with the cash collateral from loaned securities..

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	33%
Health Care	15
Industrials	15
Communication Services	14
Consumer Discretionary	11
Financials	6
Real Estate	3
Consumer Staples	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.46%	16.80%	N/A	14.00%	N/A	18.58%	N/A
Service	0.37	16.54	N/A	13.68	N/A	18.14	N/A
Investor A	0.33	16.55	10.43%	13.66	12.44%	18.18	17.55%
Investor C	(0.03)	15.63	14.63	12.83	12.83	17.31	17.31
Class K	0.48	16.88	N/A	14.06	N/A	18.61	N/A
Class R	0.22	16.21	N/A	13.37	N/A	17.92	N/A
Russell Midcap® Growth Index(c)	0.49	11.51	N/A	10.89	N/A	17.60	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.
(c)

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.60	$3.94	$1,000.00	$1,020.73	$3.97	0.80%
Service	1,000.00	1,003.70	5.21	1,000.00	1,019.46	5.25	1.05
Investor A	1,000.00	1,003.30	5.17	1,000.00	1,019.49	5.22	1.05
Investor C	1,000.00	999.70	8.86	1,000.00	1,015.79	8.93	1.80
Class K	1,000.00	1,004.80	3.71	1,000.00	1,020.96	3.74	0.75
Class R	1,000.00	1,002.20	6.41	1,000.00	1,018.26	6.46	1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage Large Cap Growth Fund Class K Shares performance shown prior to the January 25, 2018 inception date is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio Class K Shares performance shown prior to the March 28, 2016 inception date is that of Institutional Shares. BlackRock Advantage Small Cap Growth Fund Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage Large Cap Growth Fund Class R Share performance shown prior to Class R Shares inception date of July 30, 2010, is that of Investor A Shares and was restated to reflect Class R Shares fees. BlackRock Advantage Small Cap Growth Fund Class R Share performance shown prior to Class R Shares inception date of March 2, 2018, is that of Institutional Shares and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D I S C L O S U R E O F E X P E N S E S A N D D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	11

Schedule of Investments (unaudited) March 31, 2019	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.1%

Aerospace & Defense — 2.9%
Boeing Co.	30,311	$11,561,222
General Dynamics Corp.	8,244	1,395,544
HEICO Corp., Class A	15,551	1,307,217
Raytheon Co.	48,230	8,781,718

		23,045,701

Air Freight & Logistics — 0.0%
C.H. Robinson Worldwide, Inc.	1,343	116,828

Airlines — 0.2%
Southwest Airlines Co.	25,674	1,332,737

Banks — 0.5%
BB&T Corp.	81,788	3,805,596
Citizens Financial Group, Inc.	15,485	503,262

		4,308,858

Beverages — 2.4%
Brown-Forman Corp., Class B	14,475	763,990
Keurig Dr Pepper, Inc.	10,781	301,545
Monster Beverage Corp. (a)	68,459	3,736,492
PepsiCo, Inc.	118,644	14,539,822

		19,341,849

Biotechnology — 5.4%
AbbVie, Inc.	103,828	8,367,499
Amgen, Inc.	52,912	10,052,222
Biogen, Inc. (a)	8,992	2,125,529
Celgene Corp. (a)	41,916	3,954,355
Genomic Health, Inc. (a)(b)	18,730	1,312,036
Gilead Sciences, Inc.	151,161	9,826,977
Incyte Corp. (a)	16,239	1,396,716
Regeneron Pharmaceuticals, Inc. (a)	7,050	2,894,871
Vertex Pharmaceuticals, Inc. (a)	19,776	3,637,795

		43,568,000

Building Products — 0.5%
Allegion PLC	40,900	3,710,039

Capital Markets — 2.5%
Charles Schwab Corp.	263,285	11,258,067
Evercore, Inc., Class A	6,930	630,630
FactSet Research Systems, Inc.	13,346	3,313,411
Moelis & Co., Class A	43,269	1,800,423
TD Ameritrade Holding Corp.	65,156	3,257,148

		20,259,679

Chemicals — 0.6%
Air Products & Chemicals, Inc.	12,873	2,458,228
Cabot Corp.	1	42
Ecolab, Inc.	11,705	2,066,401

		4,524,671

Commercial Services & Supplies — 0.5%
Rollins, Inc.	31,835	1,324,973
Waste Management, Inc.	29,565	3,072,099

		4,397,072

Communications Equipment — 0.3%
Ciena Corp. (a)	28,273	1,055,714
Motorola Solutions, Inc.	11,144	1,564,840

		2,620,554

Construction Materials — 0.1%
Vulcan Materials Co.	8,598	1,018,003

Consumer Finance — 0.9%
American Express Co.	48,089	5,256,128

Security	Shares	Value

Consumer Finance (continued)
Discover Financial Services	24,295	$1,728,832

		6,984,960

Containers & Packaging — 0.4%
Westrock Co.	83,353	3,196,588

Diversified Consumer Services — 0.2%
H&R Block, Inc.	52,778	1,263,505

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B (a)	8,486	1,704,753

Electrical Equipment — 1.4%
AMETEK, Inc.	13,161	1,091,968
Generac Holdings, Inc. (a)	9,142	468,345
Rockwell Automation, Inc.	55,952	9,817,338

		11,377,651

Electronic Equipment, Instruments & Components — 1.2%
CDW Corp.	57,851	5,575,101
National Instruments Corp.	90,001	3,992,444

		9,567,545

Energy Equipment & Services — 0.2%
Halliburton Co.	57,207	1,676,165

Entertainment — 1.1%
Activision Blizzard, Inc.	8,265	376,305
Netflix, Inc. (a)	18,211	6,493,314
Viacom, Inc., Class B	9,513	267,030
Walt Disney Co.	15,617	1,733,956
Zynga, Inc., Class A (a)	39,444	210,237

		9,080,842

Equity Real Estate Investment Trusts (REITs) — 2.9%
Equity LifeStyle Properties, Inc.	78,384	8,959,291
First Industrial Realty Trust, Inc.	43,245	1,529,143
Outfront Media, Inc.	34,091	797,729
Park Hotels & Resorts, Inc.	24,406	758,538
Prologis, Inc.	72,495	5,216,015
Simon Property Group, Inc.	35,387	6,447,865

		23,708,581

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	21,776	5,272,841

Food Products — 0.8%
Hershey Co.	52,661	6,047,063
Lamb Weston Holdings, Inc.	6,141	460,207

		6,507,270

Health Care Equipment & Supplies — 1.9%
DexCom, Inc. (a)	4,376	521,182
Globus Medical, Inc., Class A (a)	3,202	158,211
IDEXX Laboratories, Inc. (a)	5,124	1,145,726
Masimo Corp. (a)	14,433	1,995,795
Stryker Corp.	59,341	11,721,034

		15,541,948

Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.	20,226	1,608,372
Chemed Corp.	244	78,097
Humana, Inc.	12,922	3,437,252
McKesson Corp.	4,180	489,311
UnitedHealth Group, Inc.	79,331	19,615,383
WellCare Health Plans, Inc. (a)	1,453	391,947

		25,620,362

Health Care Technology — 0.9%
Cerner Corp. (a)	46,161	2,640,871

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Veeva Systems, Inc., Class A (a)	34,466	$4,372,357

		7,013,228

Hotels, Restaurants & Leisure — 2.1%
Aramark	16,543	488,846
Carnival Corp.	62,012	3,145,249
Chipotle Mexican Grill, Inc. (a)	1,322	939,030
Darden Restaurants, Inc.	29,467	3,579,356
Domino’s Pizza, Inc.	8,644	2,231,016
Extended Stay America, Inc.	113,306	2,033,843
Las Vegas Sands Corp.	61,434	3,745,017
Norwegian Cruise Line Holdings Ltd. (a)	15,758	866,060
Royal Caribbean Cruises Ltd.	1,053	120,695

		17,149,112

Household Products — 0.2%
Church & Dwight Co., Inc.	24,568	1,749,979

Industrial Conglomerates — 0.9%
3M Co.	29,820	6,196,000
Honeywell International, Inc.	8,922	1,417,884

		7,613,884

Insurance — 1.0%
Allstate Corp.	3,841	361,745
Arthur J. Gallagher & Co.	10,176	794,746
Athene Holding Ltd., Class A (a)	50,604	2,064,643
Travelers Cos., Inc.	33,852	4,643,140
Unum Group	13,598	460,020

		8,324,294

Interactive Media & Services — 7.8%
Alphabet, Inc., Class A (a)	12,065	14,199,178
Alphabet, Inc., Class C (a)	18,194	21,347,202
Facebook, Inc., Class A (a)	138,688	23,117,903
Twitter, Inc. (a)	88,026	2,894,295
Yelp, Inc. (a)	40,905	1,411,222

		62,969,800

Internet & Direct Marketing Retail — 6.6%
Amazon.com, Inc. (a)	29,850	53,155,387

IT Services — 10.0%
Accenture PLC, Class A	14,231	2,504,941
Amdocs Ltd.	27,468	1,486,293
Automatic Data Processing, Inc.	62,054	9,912,506
Booz Allen Hamilton Holding Corp.	73,296	4,261,429
Broadridge Financial Solutions, Inc.	13,835	1,434,551
EPAM Systems, Inc. (a)	722	122,112
Fidelity National Information Services, Inc.	19,057	2,155,347
First Data Corp., Class A (a)	32,450	852,461
GoDaddy, Inc., Class A (a)	42,905	3,226,027
Mastercard, Inc., Class A	91,313	21,499,646
Paychex, Inc.	112,645	9,034,129
PayPal Holdings, Inc. (a)	51,078	5,303,940
Square, Inc., Class A (a)	21,576	1,616,474
Total System Services, Inc.	27,723	2,633,962
VeriSign, Inc. (a)	40,331	7,322,496
Visa, Inc., Class A	48,891	7,636,285

		81,002,599

Machinery — 3.2%
Caterpillar, Inc.	2,219	300,652
Crane Co.	104,975	8,882,984
Illinois Tool Works, Inc.	6,684	959,355
Ingersoll-Rand PLC	53,496	5,774,893
PACCAR, Inc.	79,542	5,419,992
Snap-on, Inc.	27,867	4,361,743

		25,699,619

Media — 2.0%
AMC Networks, Inc., Class A (a)	59,418	3,372,566

Security	Shares	Value

Media (continued)
CBS Corp., Class B, Non-Voting Shares	54,722	$2,600,937
Interpublic Group of Cos., Inc.	303,208	6,370,400
Sinclair Broadcast Group, Inc., Class A	30,667	1,180,066
Sirius XM Holdings, Inc.	485,103	2,750,534

		16,274,503

Multiline Retail — 0.9%
Kohl’s Corp.	17,575	1,208,633
Target Corp.	78,027	6,262,447

		7,471,080

Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	12,829	2,123,841
Herbalife Nutrition Ltd. (a)	1,506	79,803
Nu Skin Enterprises, Inc., Class A	31,367	1,501,225

		3,704,869

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	29,436	1,404,392
Johnson & Johnson	59,020	8,250,406
Merck & Co., Inc.	72,853	6,059,184
Zoetis, Inc.	45,061	4,536,291

		20,250,273

Professional Services — 1.4%
Insperity, Inc.	57,159	7,068,282
Robert Half International, Inc.	58,214	3,793,224

		10,861,506

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	21,855	1,080,730

Road & Rail — 1.3%
Landstar System, Inc.	68,916	7,538,721
Lyft, Inc., Class A (a)	33,798	2,646,045
Schneider National, Inc., Class B	18,620	391,951

		10,576,717

Semiconductors & Semiconductor Equipment — 2.5%
Applied Materials, Inc.	27,714	1,099,137
Broadcom, Inc.	13,511	4,062,893
Cirrus Logic, Inc. (a)	40,145	1,688,900
NVIDIA Corp.	7,186	1,290,318
Silicon Laboratories, Inc. (a)(b)	9,987	807,549
Texas Instruments, Inc.	49,845	5,287,059
Xilinx, Inc.	44,569	5,650,904

		19,886,760

Software — 12.2%
ACI Worldwide, Inc. (a)	29,933	983,898
Adobe, Inc. (a)	27,204	7,249,594
Atlassian Corp. PLC, Class A (a)	12,670	1,423,981
Autodesk, Inc. (a)	1,421	221,420
Dropbox, Inc., Class A (a)	72,870	1,588,566
Freedom Pay, Inc. (a)(c)	43,051	—
Intuit, Inc.	22,467	5,873,098
LogMeIn, Inc.	14,559	1,166,176
Microsoft Corp.	354,534	41,813,740
New Relic, Inc. (a)	9,923	979,400
Oracle Corp.	8,140	437,199
Palo Alto Networks, Inc. (a)	8,524	2,070,309
Paylocity Holding Corp. (a)	8,763	781,572
Red Hat, Inc. (a)	4,003	731,348
RingCentral, Inc., Class A (a)	29,180	3,145,604
salesforce.com, Inc. (a)	97,924	15,508,224
ServiceNow, Inc. (a)	16,654	4,105,044
Splunk, Inc. (a)	21,390	2,665,194
Synopsys, Inc. (a)	11,314	1,302,807
Tableau Software, Inc., Class A (a)	37,799	4,811,057
Ultimate Software Group, Inc. (a)	1,824	602,157

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Workday, Inc., Class A (a)	4,638	$894,438

		98,354,826

Specialty Retail — 2.1%
Best Buy Co., Inc.	16,457	1,169,434
Dick’s Sporting Goods, Inc.	5,568	204,958
Home Depot, Inc.	72,729	13,955,968
Murphy USA, Inc. (a)	13,135	1,124,619
TJX Cos., Inc.	3,863	205,550
Ulta Beauty, Inc. (a)	480	167,390

		16,827,919

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	266,828	50,683,979
Dell Technologies, Inc., Class C (a)	112,953	6,629,212
Pure Storage, Inc., Class A (a)	88,243	1,922,815

		59,236,006

Textiles, Apparel & Luxury Goods — 2.0%
Lululemon Athletica, Inc. (a)	23,796	3,899,451
NIKE, Inc., Class B	109,398	9,212,406
VF Corp.	34,261	2,977,624

		16,089,481

Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd. (a)	6,710	291,549

Security	Shares	Value

Tobacco — 0.2%
Altria Group, Inc.	22,021	$1,264,666

Trading Companies & Distributors — 0.3%
United Rentals, Inc. (a)	1,721	196,624
W.W. Grainger, Inc.	1,774	533,850
Watsco, Inc.	1,742	249,472
WESCO International, Inc. (a)	24,552	1,301,502

		2,281,448

Total Long-Term Investments — 99.1% (Cost: $670,994,612)		798,877,237

Short-Term Securities — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (d)(f)	7,513,649	7,513,649
SL Liquidity Series, LLC, Money Market Series, 2.67% (d)(e)(f)	1,702,737	1,703,078

Total Short-Term Securities — 1.1% (Cost: $9,216,687)		9,216,727

Total Investments — 100.2% (Cost: $680,211,299)		808,093,964

Liabilities in Excess of Other Assets — (0.2)%		(1,666,127)

Net Assets — 100.0%		$806,427,837

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	8,001,242	(487,593)	7,513,649	$7,513,649	$81,890		$—	$—
SL Liquidity Series, LLC Money Market Series	180,360	1,522,377	1,702,737	1,703,078	11,751	(b)	1,311	40

				$9,216,727	$93,641		$1,311	$40

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	61	06/21/19	$8,655	$195,587

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Large Cap Growth Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

Assets — Derivative Financial Instruments	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts
Net unrealized appreciation(a)	$—	$—	$195,587	$—	$—	$—	$195,587

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(681,209)	$—	$—	$—	$(681,209)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$176,148	$—	$—	$—	$176,148

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$8,837,005

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$798,877,237	$—	$—	$798,877,237
Short-Term Securities	7,513,649	—	—	7,513,649

Subtotal	$806,390,886	$—	$—	$806,390,886

Investments Valued at NAV(b)				1,703,078

Total Investments				$808,093,964

Derivative Financial Instruments(c) Assets:
Equity contracts	$195,587	$—	$—	$195,587

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) March 31, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.6%

Aerospace & Defense — 0.4%
Axon Enterprise, Inc. (a)	33,847	$1,841,615
Moog, Inc., Class A	8,195	712,555

		2,554,170

Air Freight & Logistics — 0.3%
Echo Global Logistics, Inc. (a)	28,476	705,635
Hub Group, Inc., Class A (a)	31,076	1,269,455

		1,975,090

Airlines — 0.1%
Hawaiian Holdings, Inc.	30,042	788,603

Auto Components — 0.9%
Dana, Inc.	140,612	2,494,457
Dorman Products, Inc. (a)	12,923	1,138,387
Fox Factory Holding Corp. (a)(b)	26,357	1,842,091
Tenneco, Inc., Class A	18,835	417,384
Tower International, Inc.	21,066	443,018

		6,335,337

Banks — 3.1%
Bank of Commerce Holdings	4,699	49,574
Banner Corp.	6,436	348,638
Cadence BanCorp	227,481	4,219,773
Central Pacific Financial Corp.	180,504	5,205,735
Chemical Financial Corp.	3,761	154,803
First Financial Northwest, Inc.	7,677	120,913
Home BancShares, Inc.	152,141	2,673,117
Independent Bank Corp.	94	2,021
People’s Utah Bancorp	5,214	137,493
Republic First Bancorp, Inc. (a)	48,038	252,200
Synovus Financial Corp.	76,346	2,623,249
TriState Capital Holdings, Inc. (a)	227,408	4,645,945
Union Bankshares Corp.	4	129
United Community Banks, Inc.	22,171	552,723

		20,986,313

Beverages — 0.3%
Boston Beer Co., Inc., Class A (a)	5,384	1,586,826
National Beverage Corp.	5,709	329,581

		1,916,407

Biotechnology — 12.3%
ACADIA Pharmaceuticals, Inc. (a)	66,778	1,792,989
Acceleron Pharma, Inc. (a)(b)	10,408	484,701
Acorda Therapeutics, Inc. (a)	41,086	546,033
Adamas Pharmaceuticals, Inc. (a)(b)	30,950	220,055
Aduro Biotech, Inc. (a)	41,407	164,800
Agenus, Inc. (a)(b)	284,639	845,378
Aimmune Therapeutics, Inc. (a)(b)	45,830	1,024,301
Akebia Therapeutics, Inc. (a)(b)	133,864	1,096,346
Alder Biopharmaceuticals, Inc. (a)(b)	79,817	1,089,502
Allakos, Inc. (a)	4,997	202,379
Allogene Therapeutics, Inc. (a)(b)	16,523	477,680
Amicus Therapeutics, Inc. (a)	76,787	1,044,303
AnaptysBio, Inc. (a)	14,482	1,057,910
Apellis Pharmaceuticals, Inc. (a)	36,988	721,266
Applied Genetic Technologies Corp. (a)	3,042	12,746
Arcus Biosciences, Inc. (a)	37,078	463,104
Ardelyx, Inc. (a)	23,485	65,758
Arena Pharmaceuticals, Inc. (a)(b)	15,141	678,771
Array BioPharma, Inc. (a)	148,134	3,611,507
Arrowhead Pharmaceuticals, Inc. (a)	64,193	1,177,942
Assembly Biosciences, Inc. (a)	36,778	724,159
Atara Biotherapeutics, Inc. (a)	37,572	1,493,487
Athersys, Inc. (a)(b)	385,357	578,036
Audentes Therapeutics, Inc. (a)	5,604	218,668
Biohaven Pharmaceutical Holding Co. Ltd. (a)(b)	16,141	830,777
Blueprint Medicines Corp. (a)	19,319	1,546,486
Calithera Biosciences, Inc. (a)	103,301	696,249

Security	Shares	Value

Biotechnology (continued)
CareDx, Inc. (a)	3,055	$96,294
ChemoCentryx, Inc. (a)	63,752	885,515
Clovis Oncology, Inc. (a)	54,893	1,362,444
Coherus Biosciences, Inc. (a)(b)	64,420	878,689
Conatus Pharmaceuticals, Inc. (a)(b)	116,258	125,559
Corvus Pharmaceuticals, Inc. (a)(b)	59,454	239,005
Crinetics Pharmaceuticals, Inc. (a)	3,569	81,230
CytomX Therapeutics, Inc. (a)	48,477	521,128
Deciphera Pharmaceuticals, Inc. (a)	27,757	644,240
Denali Therapeutics, Inc. (a)	32,134	746,151
Editas Medicine, Inc. (a)(b)	59,099	1,444,971
Eiger BioPharmaceuticals, Inc. (a)	15,707	219,584
Emergent BioSolutions, Inc. (a)	41,424	2,092,740
Enanta Pharmaceuticals, Inc. (a)(b)	8,070	770,846
EPIRUS Biopharmaceuticals, Inc. (a)(c)	6,060	10
Esperion Therapeutics, Inc. (a)(b)	4,005	160,801
Exelixis, Inc. (a)(b)	17,051	405,814
Fate Therapeutics, Inc. (a)	75,649	1,329,153
FibroGen, Inc. (a)	44,368	2,411,401
Forty Seven, Inc. (a)	32,718	528,723
Genomic Health, Inc. (a)(b)	22,253	1,558,823
Global Blood Therapeutics, Inc. (a)	31,401	1,662,055
Gossamer Bio, Inc. (a)	9,155	198,389
Halozyme Therapeutics, Inc. (a)	122,211	1,967,597
Heron Therapeutics, Inc. (a)	62,529	1,528,209
ImmunoGen, Inc. (a)	103,097	279,393
Immunomedics, Inc. (a)(b)	51,157	982,726
Insmed, Inc. (a)	29,038	844,135
Intellia Therapeutics, Inc. (a)(b)	62,157	1,061,642
Intercept Pharmaceuticals, Inc. (a)	18,621	2,082,945
Intrexon Corp. (a)	8,752	46,036
Invitae Corp. (a)(b)	74,941	1,755,118
Iovance Biotherapeutics, Inc. (a)	14,205	135,090
Ironwood Pharmaceuticals, Inc. (a)	135,494	1,833,234
Jounce Therapeutics, Inc. (a)	13,626	84,481
KalVista Pharmaceuticals, Inc. (a)	3,249	92,986
Karyopharm Therapeutics, Inc. (a)	52,475	306,454
Kezar Life Sciences, Inc. (a)	5,529	98,084
Kiniksa Pharmaceuticals Ltd., Class A (a)	4,198	75,816
Ligand Pharmaceuticals, Inc. (a)	18,776	2,360,331
MacroGenics, Inc. (a)	25,129	451,819
Madrigal Pharmaceuticals, Inc. (a)	4,293	537,741
MediciNova, Inc. (a)	11,604	96,081
Mersana Therapeutics, Inc. (a)	10,993	57,823
Miragen Therapeutics, Inc. (a)	21,546	60,113
Mirati Therapeutics, Inc. (a)	9,215	675,459
Momenta Pharmaceuticals, Inc. (a)	20,366	295,918
Myriad Genetics, Inc. (a)	38,167	1,267,144
Natera, Inc. (a)	55,211	1,138,451
Neon Therapeutics, Inc. (a)	5,070	32,752
Novavax, Inc. (a)(b)	285,060	157,040
Nymox Pharmaceutical Corp. (a)(b)	26,933	53,058
Ophthotech Corp. (a)	25,704	36,243
Osiris Therapeutics, Inc. (a)	5,591	106,229
Palatin Technologies, Inc. (a)(b)	382,414	374,842
Pieris Pharmaceuticals, Inc. (a)	40,969	137,246
Portola Pharmaceuticals, Inc. (a)(b)	20,917	725,820
PTC Therapeutics, Inc. (a)	16,560	623,318
Puma Biotechnology, Inc. (a)(b)	34,006	1,319,093
Ra Pharmaceuticals, Inc. (a)	9,924	222,298
Radius Health, Inc. (a)	38,800	773,672
REGENXBIO, Inc. (a)	18,785	1,076,568
Repligen Corp. (a)(b)	15,802	933,582
Retrophin, Inc. (a)(b)	44,619	1,009,728
Rhythm Pharmaceuticals, Inc. (a)	17,916	491,078
Rigel Pharmaceuticals, Inc. (a)(b)	199,322	512,258
Sangamo Therapeutics, Inc. (a)(b)	102,119	974,215
Savara, Inc. (a)	7,685	56,638
Seres Therapeutics, Inc. (a)(b)	88,642	608,970
Spark Therapeutics, Inc. (a)	24,217	2,757,832

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Spectrum Pharmaceuticals, Inc. (a)(b)	108,011	$1,154,638
Stemline Therapeutics, Inc. (a)	44,154	567,379
Surface Oncology, Inc. (a)(b)	46,517	221,886
Syndax Pharmaceuticals, Inc. (a)(b)	4,639	24,355
Tocagen, Inc. (a)(b)	24,883	270,478
Ultragenyx Pharmaceutical, Inc. (a)(b)	37,767	2,619,519
UNITY Biotechnology, Inc. (a)	34,524	279,990
Unum Therapeutics, Inc. (a)(b)	48,469	212,779
Vanda Pharmaceuticals, Inc. (a)	49,270	906,568
Veracyte, Inc. (a)	43,876	1,097,777
Vericel Corp. (a)(b)	33,518	586,900
Viking Therapeutics, Inc. (a)(b)	21,346	212,179
vTv Therapeutics, Inc., Class A (a)	2	3
Xencor, Inc. (a)	51,638	1,603,876

		84,084,531

Building Products — 2.1%
Builders FirstSource, Inc. (a)	50,325	671,336
Continental Building Products, Inc. (a)	55,162	1,367,466
CSW Industrials, Inc. (a)	12,862	736,864
Insteel Industries, Inc.	9,205	192,569
NCI Building Systems, Inc. (a)	34,540	212,766
PGT Innovations, Inc. (a)	96,559	1,337,342
Trex Co., Inc. (a)(b)	93,500	5,752,120
Universal Forest Products, Inc.	143,796	4,298,062

		14,568,525

Capital Markets — 0.4%
Moelis & Co., Class A	74,303	3,091,748

Chemicals — 1.3%
AdvanSix, Inc. (a)	8,870	253,416
Innospec, Inc.	73,254	6,105,721
Intrepid Potash, Inc. (a)	36,188	137,153
Marrone Bio Innovations, Inc. (a)	67,243	102,882
PolyOne Corp.	84,976	2,490,647

		9,089,819

Commercial Services & Supplies — 1.8%
ARC Document Solutions, Inc. (a)	212,462	473,790
Deluxe Corp.	18,256	798,152
Ennis, Inc.	20,955	435,026
Healthcare Services Group, Inc.	4,531	149,478
Interface, Inc.	60,976	934,152
Kimball International, Inc., Class B	8,272	116,966
McGrath RentCorp	78,272	4,427,847
Mobile Mini, Inc.	13,439	456,120
Tetra Tech, Inc.	72,290	4,307,761

		12,099,292

Communications Equipment — 0.7%
Aerohive Networks, Inc. (a)	5,351	24,240
Calix, Inc. (a)	174,245	1,341,687
Ciena Corp. (a)	56,247	2,100,263
Extreme Networks, Inc. (a)	27,291	204,410
Infinera Corp. (a)(b)	289,359	1,255,818

		4,926,418

Construction & Engineering — 1.9%
Comfort Systems USA, Inc.	127,250	6,666,628
MasTec, Inc. (a)(b)	126,512	6,085,227
MYR Group, Inc. (a)	6,673	231,086

		12,982,941

Consumer Finance — 0.9%
Enova International, Inc. (a)	83,264	1,900,084
FirstCash, Inc.	16,379	1,416,784
Green Dot Corp., Class A (a)(b)	49,066	2,975,853
Regional Management Corp. (a)	6,022	147,057

		6,439,778

Security	Shares	Value

Distributors — 0.2%
Core-Mark Holding Co., Inc.	31,446	$1,167,590

Diversified Consumer Services — 1.5%
Chegg, Inc. (a)(b)	156,061	5,949,045
Strategic Education, Inc.	31,991	4,200,738

		10,149,783

Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A (a)	5,940	397,742
Cogent Communications Holdings, Inc.	88,759	4,815,176
Ooma, Inc. (a)	82,386	1,090,791

		6,303,709

Electrical Equipment — 1.2%
Atkore International Group, Inc. (a)	80,173	1,726,125
Encore Wire Corp.	13,414	767,549
Generac Holdings, Inc. (a)	106,005	5,430,636

		7,924,310

Electronic Equipment, Instruments & Components — 2.1%
Anixter International, Inc. (a)	31,324	1,757,590
Control4 Corp. (a)	38,944	659,322
Fitbit, Inc., Class A (a)	279,107	1,652,313
Insight Enterprises, Inc. (a)	13,693	753,937
OSI Systems, Inc. (a)(b)	54,162	4,744,591
PC Connection, Inc.	9,596	351,885
PCM, Inc. (a)	9,745	356,959
Sanmina Corp. (a)	15,366	443,309
ScanSource, Inc. (a)	102,217	3,661,413
Tech Data Corp. (a)	2,282	233,700

		14,615,019

Energy Equipment & Services — 0.8%
Aspen Aerogels, Inc. (a)	30	77
Cactus, Inc., Class A (a)	30,520	1,086,512
Liberty Oilfield Services, Inc., Class A	9,926	152,761
ProPetro Holding Corp. (a)	130,320	2,937,413
Superior Energy Services, Inc. (a)	215,368	1,005,768

		5,182,531

Entertainment — 0.5%
Glu Mobile, Inc. (a)	16,773	183,497
Marcus Corp.	16,788	672,359
World Wrestling Entertainment, Inc., Class A (b)	31,143	2,702,590

		3,558,446

Equity Real Estate Investment Trusts (REITs) — 3.1%
CareTrust REIT, Inc.	37,085	870,014
EastGroup Properties, Inc.	96,057	10,723,803
First Industrial Realty Trust, Inc.	18,152	641,855
Four Corners Property Trust, Inc.	84,660	2,505,936
Hersha Hospitality Trust	66,511	1,139,999
National Storage Affiliates Trust	55,832	1,591,770
RLJ Lodging Trust	89,717	1,576,328
Ryman Hospitality Properties, Inc.	30,231	2,486,197

		21,535,902

Food & Staples Retailing — 0.4%
BJ’s Wholesale Club Holdings, Inc. (a)	36,567	1,001,936
Chefs’ Warehouse, Inc. (a)	6,479	201,173
Natural Grocers by Vitamin Cottage, Inc. (a)	4,914	58,722
Performance Food Group Co. (a)	40,240	1,595,114

		2,856,945

Food Products — 0.8%
Calavo Growers, Inc.	20,437	1,713,642
Freshpet, Inc. (a)	26,324	1,113,242
John B. Sanfilippo & Son, Inc.	34,713	2,494,823

		5,321,707

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 5.9%
Accuray, Inc. (a)	173,434	$827,280
AtriCure, Inc. (a)(b)	47,406	1,270,007
Cardiovascular Systems, Inc. (a)	60,627	2,343,840
CONMED Corp.	51,443	4,279,029
Globus Medical, Inc., Class A (a)	101,386	5,009,482
Inogen, Inc. (a)(b)	34,436	3,284,161
Integer Holdings Corp. (a)	35,629	2,687,139
iRadimed Corp. (a)	21,309	598,570
iRhythm Technologies, Inc. (a)(b)	51,065	3,827,832
Masimo Corp. (a)	27,359	3,783,202
Merit Medical Systems, Inc. (a)(b)	64,783	4,005,533
Neogen Corp. (a)	23,765	1,363,873
Nevro Corp. (a)	13,728	858,137
Novocure Ltd. (a)	61,739	2,973,968
Penumbra, Inc. (a)	8,064	1,185,489
RTI Surgical Holdings, Inc. (a)	256,049	1,538,854
SeaSpine Holdings Corp. (a)	40,741	614,374
Tandem Diabetes Care, Inc. (a)	2,824	179,324

		40,630,094

Health Care Providers & Services — 2.9%
AMN Healthcare Services, Inc. (a)	22,980	1,082,128
Chemed Corp.	11,771	3,767,544
Ensign Group, Inc.	55,728	2,852,716
HealthEquity, Inc. (a)(b)	42,812	3,167,232
National Research Corp.	25,184	972,102
PetIQ, Inc. (a)(b)	11,706	367,685
Select Medical Holdings Corp. (a)	87,700	1,235,693
Tenet Healthcare Corp. (a)	31,351	904,163
Tivity Health, Inc. (a)	4,047	71,065
U.S. Physical Therapy, Inc.	50,563	5,310,632

		19,730,960

Health Care Technology — 2.2%
Castlight Health, Inc., Class B (a)	212,342	796,283
Evolent Health, Inc., Class A (a)	11,689	147,048
HealthStream, Inc. (a)	18,886	529,941
HMS Holdings Corp. (a)	43,700	1,293,957
Medidata Solutions, Inc. (a)(b)	88,996	6,518,067
Omnicell, Inc. (a)	53,610	4,333,832
Teladoc Health, Inc. (a)(b)	16,460	915,176
Vocera Communications, Inc. (a)	21,498	679,982

		15,214,286

Hotels, Restaurants & Leisure — 5.0%
BJ’s Restaurants, Inc.	48,076	2,273,033
Bloomin’ Brands, Inc.	166,460	3,404,107
Boyd Gaming Corp.	117,230	3,207,413
Brinker International, Inc.	52,890	2,347,258
Cheesecake Factory, Inc.	41,840	2,046,813
Churchill Downs, Inc.	27,011	2,438,013
Cracker Barrel Old Country Store, Inc.	2,845	459,780
Eldorado Resorts, Inc. (a)(b)	23,140	1,080,407
Penn National Gaming, Inc. (a)	57,567	1,157,097
Planet Fitness, Inc., Class A (a)	63,401	4,356,917
Red Rock Resorts, Inc., Class A	4,603	118,988
Ruth’s Hospitality Group, Inc.	59,839	1,531,280
SeaWorld Entertainment, Inc. (a)	88,117	2,269,894
Texas Roadhouse, Inc.	113,382	7,051,226
Vail Resorts, Inc.	572	124,296
Wingstop, Inc.	1,837	139,667

		34,006,189

Household Durables — 1.5%
GoPro, Inc., Class A (a)	112,945	734,143
Hooker Furniture Corp.	4,306	124,142
iRobot Corp. (a)	20,307	2,389,931
La-Z-Boy, Inc.	15,079	497,456
LGI Homes, Inc. (a)	2,335	140,660
M/I Homes, Inc. (a)	31,976	851,201
MDC Holdings, Inc.	54,360	1,579,702

Security	Shares	Value

Household Durables (continued)
Meritage Homes Corp. (a)	35,189	$1,573,300
Roku, Inc. (a)	20,313	1,310,392
ZAGG, Inc. (a)	86,551	785,018

		9,985,945

Household Products — 0.0%
Central Garden & Pet Co. (a)	6,847	175,009
Central Garden & Pet Co., Class A (a)	4,227	98,278
WD-40 Co.	490	83,026

		356,313

Insurance — 0.7%
CNO Financial Group, Inc.	30,101	487,034
James River Group Holdings Ltd., Class L	7,395	296,392
Kinsale Capital Group, Inc.	56,873	3,899,782
Navigators Group, Inc.	1,362	95,163

		4,778,371

Interactive Media & Services — 1.7%
Care.com, Inc. (a)	80,251	1,585,760
Cargurus, Inc. (a)(b)	97,103	3,889,946
EverQuote, Inc., Class A (a)(b)	20,888	155,407
QuinStreet, Inc. (a)	93,704	1,254,697
RhythmOne PLC (a)	2,850	5,985
TrueCar, Inc. (a)	46,766	310,526
Yelp, Inc. (a)(b)	129,867	4,480,411

		11,682,732

Internet & Direct Marketing Retail — 0.8%
1-800-Flowers.com, Inc., Class A (a)	42,368	772,369
Etsy, Inc. (a)	64,085	4,307,794
Leaf Group Ltd. (a)	7,162	57,439
Quotient Technology, Inc. (a)(b)	24,505	241,864

		5,379,466

IT Services — 1.2%
CSG Systems International, Inc.	84,612	3,579,088
Hackett Group, Inc.	65,714	1,038,281
I3 Verticals, Inc., Class A (a)(b)	31,499	756,606
LiveRamp Holdings, Inc. (a)	6,042	329,712
ManTech International Corp., Class A	11,471	619,663
NIC, Inc.	93,624	1,600,034
Science Applications International Corp.	2,326	178,986
Twilio, Inc., Class A (a)	3,560	459,881

		8,562,251

Leisure Products — 0.4%
Malibu Boats, Inc., Class A (a)	43,957	1,739,818
MasterCraft Boat Holdings, Inc. (a)	58,078	1,310,820

		3,050,638

Life Sciences Tools & Services — 0.7%
Codexis, Inc. (a)	3,860	79,246
Enzo Biochem, Inc. (a)(b)	93,840	256,183
Fluidigm Corp. (a)	37,011	491,876
Harvard Bioscience, Inc. (a)	117,525	506,533
Medpace Holdings, Inc. (a)	26,259	1,548,493
NanoString Technologies, Inc. (a)	37,906	907,091
NeoGenomics, Inc. (a)	57,891	1,184,450
Pacific Biosciences of California, Inc. (a)	21,838	157,889

		5,131,761

Machinery — 3.0%
Albany International Corp., Class A	24,203	1,732,693
Global Brass & Copper Holdings, Inc.	36,194	1,246,521
Harsco Corp. (a)	5,850	117,936
Meritor, Inc. (a)	58,672	1,193,975
Miller Industries, Inc.	5,301	163,536
Omega Flex, Inc.	2,016	152,813
Proto Labs, Inc. (a)	27,015	2,840,357
RBC Bearings, Inc. (a)	8,458	1,075,604
Rexnord Corp. (a)	105,851	2,661,094

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
TriMas Corp. (a)	2,440	$73,761
Watts Water Technologies, Inc., Class A	52,513	4,244,101
Woodward, Inc.	55,693	5,284,709

		20,787,100

Media — 0.6%
Clear Channel Outdoor Holdings, Inc., Class A (a)	20,299	108,600
Entravision Communications Corp., Class A	210,090	680,692
MSG Networks, Inc., Class A (a)	94,222	2,049,328
Sirius XM Holdings, Inc.	191,984	1,088,549

		3,927,169

Metals & Mining — 0.7%
Gold Resource Corp.	24,862	97,708
Kaiser Aluminum Corp.	37,021	3,877,209
Materion Corp.	4,477	255,458
Ryerson Holding Corp. (a)	76,209	652,349

		4,882,724

Multiline Retail — 0.1%
Ollie’s Bargain Outlet Holdings, Inc. (a)	5,172	441,327

Oil, Gas & Consumable Fuels — 0.8%
Carrizo Oil & Gas, Inc. (a)(b)	39,527	492,902
CONSOL Energy, Inc. (a)	11,444	391,614
CVR Energy, Inc.	15,313	630,896
Evolution Petroleum Corp.	221,997	1,498,480
Jagged Peak Energy, Inc. (a)(b)	47,182	493,996
Matador Resources Co. (a)	61,266	1,184,272
Oasis Petroleum, Inc. (a)	24	145
Penn Virginia Corp. (a)	7,911	348,875
W&T Offshore, Inc. (a)	33,788	233,137

		5,274,317

Paper & Forest Products — 0.4%
Boise Cascade Co.	102,855	2,752,400

Personal Products — 0.6%
Natural Health Trends Corp.	24,711	320,255
USANA Health Sciences, Inc. (a)	43,499	3,648,261

		3,968,516

Pharmaceuticals — 2.8%
Amphastar Pharmaceuticals, Inc. (a)	9,989	204,075
Aquestive Therapeutics, Inc. (a)(b)	17,262	119,280
Corcept Therapeutics, Inc. (a)(b)	189,381	2,223,333
Horizon Pharma PLC (a)	141,019	3,727,132
Innoviva, Inc. (a)	126,723	1,777,924
Intersect ENT, Inc. (a)	55,771	1,793,038
Intra-Cellular Therapies, Inc. (a)	44,950	547,491
MyoKardia, Inc. (a)(b)	19,792	1,028,986
Omeros Corp. (a)	8,146	141,496
Pacira Pharmaceuticals, Inc. (a)	34,590	1,316,495
Phibro Animal Health Corp., Class A	58,760	1,939,080
Reata Pharmaceuticals, Inc., Class A (a)	2,443	208,803
Revance Therapeutics, Inc. (a)	109,119	1,719,715
Supernus Pharmaceuticals, Inc. (a)(b)	38,187	1,338,072
Theravance Biopharma, Inc. (a)	19,299	437,508
Tricida, Inc. (a)	3,276	126,519
WaVe Life Sciences Ltd. (a)	6,141	238,578
Xeris Pharmaceuticals, Inc. (a)	51,782	519,891

		19,407,416

Professional Services — 3.5%
ASGN, Inc. (a)	23,599	1,498,301
CRA International, Inc.	46,419	2,346,016
Forrester Research, Inc.	19,702	952,592
Franklin Covey Co. (a)	349	8,830
ICF International, Inc.	19,542	1,486,755
Insperity, Inc.	93,494	11,561,468

Security	Shares	Value

Professional Services (continued)
Kforce, Inc.	115,437	$4,054,147
TriNet Group, Inc. (a)	39,691	2,371,140

		24,279,249

Real Estate Management & Development — 0.7%
Marcus & Millichap, Inc. (a)	123,932	5,047,750

Road & Rail — 0.7%
Covenant Transportation Group, Inc., Class A (a)	2,628	49,879
Marten Transport Ltd.	49,147	876,291
Universal Logistics Holdings, Inc.	82,584	1,625,253
Werner Enterprises, Inc.	57,466	1,962,464

		4,513,887

Semiconductors & Semiconductor Equipment — 3.8%
Amkor Technology, Inc. (a)	315,460	2,694,028
Aquantia Corp. (a)	65,848	596,583
Brooks Automation, Inc.	24,766	726,387
Cabot Microelectronics Corp.	28,357	3,174,850
Cirrus Logic, Inc. (a)(b)	89,199	3,752,602
Diodes, Inc. (a)	75,990	2,636,853
Impinj, Inc. (a)	10,133	169,778
Inphi Corp. (a)	56,420	2,467,811
Integrated Device Technology, Inc. (a)	82,629	4,047,995
Nanometrics, Inc. (a)	37,852	1,168,870
Semtech Corp. (a)	12,038	612,855
Silicon Laboratories, Inc. (a)	5,936	479,985
Synaptics, Inc. (a)	89,510	3,558,022

		26,086,619

Software — 11.0%
A10 Networks, Inc. (a)	211,065	1,496,451
ACI Worldwide, Inc. (a)	96,174	3,161,239
Alteryx, Inc., Class A (a)(b)	37,315	3,129,609
Amber Road, Inc. (a)	9,048	78,446
Appfolio, Inc., Class A (a)	4,826	383,184
Avalara, Inc. (a)	15,376	857,827
Benefitfocus, Inc. (a)	66,520	3,294,070
Blackline, Inc. (a)	18,224	844,136
Bottomline Technologies DE, Inc. (a)	7,874	394,409
Box, Inc., Class A (a)	138,384	2,672,195
Carbon Black, Inc. (a)	4,475	62,426
Cloudera, Inc. (a)	263,114	2,878,467
Cornerstone OnDemand, Inc. (a)	33,263	1,822,147
Coupa Software, Inc. (a)	36,561	3,326,320
Ellie Mae, Inc. (a)	5,514	544,177
Envestnet, Inc. (a)(b)	37,169	2,430,481
Five9, Inc. (a)(b)	28,430	1,501,957
HubSpot, Inc. (a)	12,135	2,016,958
Instructure, Inc. (a)	14,088	663,827
LivePerson, Inc. (a)	38,513	1,117,647
MobileIron, Inc. (a)	57,908	316,757
New Relic, Inc. (a)	56,849	5,610,996
Paylocity Holding Corp. (a)	65,662	5,856,394
PROS Holdings, Inc. (a)	1,612	68,091
Q2 Holdings, Inc. (a)	22,295	1,544,152
QAD, Inc., Class A	8,999	387,587
Qualys, Inc. (a)	17,256	1,427,761
Rapid7, Inc. (a)	13,369	676,605
RingCentral, Inc., Class A (a)	50,651	5,460,178
Rubicon Project, Inc. (a)	37,851	230,134
SPS Commerce, Inc. (a)	22,757	2,413,607
Tenable Holdings, Inc. (a)	80,435	2,546,572
Trade Desk, Inc., Class A (a)	18,329	3,628,225
Upland Software, Inc. (a)	6,868	290,928
Workiva, Inc. (a)	77,074	3,907,652
Yext, Inc. (a)	93,522	2,044,391
Zendesk, Inc. (a)	50,330	4,278,050
Zix Corp. (a)	59,960	412,525

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zscaler, Inc. (a)	21,881	$1,552,019

		75,328,597

Specialty Retail — 3.1%
American Eagle Outfitters, Inc.	135,296	2,999,512
America’s Car-Mart, Inc. (a)	13,023	1,189,521
Asbury Automotive Group, Inc. (a)	76,264	5,289,671
Barnes & Noble, Inc.	147,153	799,041
Bed Bath & Beyond, Inc.	27,484	466,953
Five Below, Inc. (a)	56,495	7,019,504
Haverty Furniture Cos., Inc.	12	263
Hudson Ltd., Class A (a)	20,383	280,266
Lithia Motors, Inc., Class A	9,950	922,862
MarineMax, Inc. (a)	48,769	934,414
Murphy USA, Inc. (a)	3,826	327,582
RH (a)	2,503	257,684
Sonic Automotive, Inc., Class A	49,640	735,168
Tilly’s, Inc., Class A	8,290	92,268

		21,314,709

Technology Hardware, Storage & Peripherals — 0.4%
Cray, Inc. (a)	16,439	428,236
Pure Storage, Inc., Class A (a)	101,628	2,214,474

		2,642,710

Textiles, Apparel & Luxury Goods — 1.2%
Crocs, Inc. (a)	91,795	2,363,721
Deckers Outdoor Corp. (a)	11,995	1,763,145
Oxford Industries, Inc.	11,446	861,426
Steven Madden Ltd.	37,210	1,259,186
Wolverine World Wide, Inc.	48,964	1,749,484

		7,996,962

Thrifts & Mortgage Finance — 1.1%
Essent Group Ltd. (a)	92,841	4,033,941
Federal Agricultural Mortgage Corp., Class C	16,841	1,219,794
Meridian Bancorp, Inc.	10,477	164,384
Riverview Bancorp, Inc.	24,022	175,601
United Community Financial Corp.	24,474	228,832
Washington Federal, Inc.	58,294	1,684,114

		7,506,666

Tobacco — 0.7%
Vector Group Ltd.	426,001	4,596,551

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	139,426	8,291,664
BMC Stock Holdings, Inc. (a)	23,899	422,295
DXP Enterprises, Inc. (a)	18,456	718,308
H&E Equipment Services, Inc.	55,513	1,393,931
Herc Holdings, Inc. (a)	16,897	658,645
Rush Enterprises, Inc., Class A	41,230	1,723,826
SiteOne Landscape Supply, Inc. (a)	22,981	1,313,364
Titan Machinery, Inc. (a)(b)	7,838	121,959

		14,643,992

Water Utilities — 0.1%
Cadiz, Inc. (a)(b)	36,758	355,817
SJW Group	2,568	158,548

		514,365

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc. (a)	49,203	1,145,446
Shenandoah Telecommunications Co.	3,229	143,238

		1,288,684

Total Common Stocks — 98.6% (Cost: $599,375,929)		676,165,630

Preferred Stocks — 0.6%

Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0) (a)(c)(d)(e)	8,264	—

Security	Shares	Value

Household Durables (continued)
Series 8 (Acquired 8/31/15, cost $1,174,984) (a)(c)(d)(e)	192,156	$2

		2

Software — 0.6%
Illumio, Inc., Series C (Acquired 3/10/15, cost $1,000,317) (a)(c)(e)	311,155	1,359,747
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $2,499,998) (a)(c)(e)	407,830	2,589,720

		3,949,467

Total Preferred Stocks — 0.6% (Cost: $4,675,299)		3,949,469

Rights — 0.0%

Metals & Mining — 0.0%
Pan American Silver Corp. — CVR (a)(c)	57,348	12,043

Total Rights — 0.0% (Cost: $—)		12,043

Total Long-Term Investments — 99.2% (Cost: $604,051,228)		680,127,142

Short-Term Securities — 5.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (f)(g)	6,744,328	6,744,328
SL Liquidity Series, LLC, Money Market Series, 2.67% (f)(g)(g)	33,194,051	33,200,690

Total Short-Term Securities — 5.8% (Cost: $39,938,531)		39,945,018

Total Investments — 105.0% (Cost: $643,989,759)		720,072,160
Liabilities in Excess of Other Assets — (5.0)%		(33,979,972)

Net Assets — 100.0%		$686,092,188

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Small Cap Growth Fund

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,949,469, representing 0.6% of its net assets as of period end, and an original cost of $4,675,299.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(g)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,684,764	(940,436)	6,744,328	$6,744,328	$63,550		$—	$—
SL Liquidity Series, LLC, Money Market Series	48,928,861	(15,734,810)	33,194,051	33,200,690	80,989	(b)	1,425	(1,651)

				$39,945,018	$144,539		$1,425	$(1,651)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	93	06/21/19	$7,179	$3,465

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

Assets — Derivative Financial Instruments	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts
Net unrealized appreciation(a)	$—	$—	$3,465	$—	$—	$—	$3,465

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(728,926)	$—	$—	$—	$(728,926)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$118,215	$—	$—	$—	$118,215

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Advantage Small Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,590,860

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$676,165,630	$—	$—	$676,165,630
Preferred Stocks(a)	—	—	3,949,469	3,949,469
Rights(a)	—	—	12,043	12,043
Short-Term Securities	6,744,328	—	—	6,744,328

Subtotal	$682,909,958	$—	$3,961,512	$686,871,470

Investments Valued at NAV(b)				33,200,690

Total Investments				$720,072,160

Derivative Financial Instruments(c)
Assets:
Equity contracts	$3,465	$—	$—	$3,465

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2019	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.3%

Aerospace & Defense — 3.3%
HEICO Corp.	628,955	$59,668,961
Teledyne Technologies, Inc. (a)	194,114	46,006,959

		105,675,920

Automobiles — 1.7%
Ferrari NV	406,266	54,358,391

Banks — 1.5%
First Republic Bank	185,869	18,672,400
SVB Financial Group (a)	141,132	31,382,112

		50,054,512

Capital Markets — 4.3%
Cboe Global Markets, Inc.	363,506	34,693,013
MarketAxess Holdings, Inc.	110,168	27,110,141
MSCI, Inc.	384,421	76,438,272

		138,241,426

Chemicals — 0.4%
RPM International, Inc.	223,409	12,966,658

Commercial Services & Supplies — 4.1%
Copart, Inc. (a)(b)	1,246,385	75,518,467
Waste Connections, Inc.	642,121	56,885,499

		132,403,966

Communications Equipment — 1.4%
Motorola Solutions, Inc.	313,875	44,074,327

Diversified Consumer Services — 2.0%
Bright Horizons Family Solutions, Inc. (a)	503,753	64,032,044

Electronic Equipment, Instruments & Components — 1.5%
Keysight Technologies, Inc. (a)	564,263	49,203,734

Entertainment — 6.4%
Live Nation Entertainment, Inc. (a)	1,095,430	69,603,622
Madison Square Garden Co., Class A (a)	196,285	57,537,022
Netflix, Inc. (a)	93,063	33,182,543
Take-Two Interactive Software, Inc. (a)	305,296	28,810,784
Ubisoft Entertainment SA (a)	225,267	20,087,773

		209,221,744

Equity Real Estate Investment Trusts (REITs) — 3.1%
CoreSite Realty Corp.	235,768	25,231,891
SBA Communications Corp. (a)	375,356	74,943,579

		100,175,470

Food Products — 1.8%
Lamb Weston Holdings, Inc.	781,810	58,588,841

Health Care Equipment & Supplies — 12.4%
Align Technology, Inc. (a)	292,703	83,224,244
Cooper Cos., Inc.	87,351	25,870,746
IDEXX Laboratories, Inc. (a)	291,226	65,118,134
Masimo Corp. (a)	440,906	60,968,482
STERIS PLC	434,338	55,608,294
Teleflex, Inc.	201,591	60,912,737
West Pharmaceutical Services, Inc.	441,567	48,660,683

		400,363,320

Health Care Technology — 0.7%
Teladoc Health, Inc. (a)(b)	393,669	21,887,996

Hotels, Restaurants & Leisure — 3.2%
Domino’s Pizza, Inc.	157,961	40,769,734
Vail Resorts, Inc.	295,657	64,246,266

		105,016,000

Interactive Media & Services — 5.1%
ANGI Homeservices, Inc., Class A (a)(b)	3,792,998	58,563,889
IAC/InterActiveCorp (a)	448,161	94,163,108

Security	Shares	Value

Interactive Media & Services (continued)
Match Group, Inc.	245,784	$13,913,832

		166,640,829

Internet & Direct Marketing Retail — 1.6%
MercadoLibre, Inc. (a)	103,193	52,394,182

IT Services — 12.6%
Adyen NV (a)(c)	32,519	25,506,477
Gartner, Inc. (a)	439,210	66,619,373
Global Payments, Inc.	390,225	53,273,517
GoDaddy, Inc., Class A (a)	893,850	67,208,582
InterXion Holding NV (a)	813,867	54,309,345
Jack Henry & Associates, Inc.	269,632	37,408,744
Okta, Inc. (a)	677,721	56,067,858
Wix.com Ltd. (a)(b)	389,916	47,113,550

		407,507,446

Life Sciences Tools & Services — 1.3%
PerkinElmer, Inc.	456,011	43,941,220

Machinery — 1.6%
IDEX Corp.	344,134	52,218,893

Media — 2.1%
GCI Liberty, Inc., Class A (a)	566,424	31,498,839
New York Times Co., Class A	1,079,781	35,470,806

		66,969,645

Pharmaceuticals — 0.9%
Catalent, Inc. (a)	765,261	31,061,944

Professional Services — 6.2%
CoStar Group, Inc. (a)	169,263	78,947,648
TransUnion	974,269	65,120,140
Verisk Analytics, Inc.	419,249	55,760,117

		199,827,905

Semiconductors & Semiconductor Equipment — 5.6%
Cree, Inc. (a)(b)	862,846	49,372,048
Monolithic Power Systems, Inc.	370,819	50,242,266
Xilinx, Inc.	634,989	80,510,255

		180,124,569

Software — 11.1%
ANSYS, Inc. (a)	320,450	58,549,420
Coupa Software, Inc. (a)(b)	508,256	46,241,131
Fair Isaac Corp. (a)(b)	315,431	85,680,523
Q2 Holdings, Inc. (a)(b)	260,802	18,063,147
RealPage, Inc. (a)	817,455	49,611,344
Synopsys, Inc. (a)	394,756	45,456,153
Tyler Technologies, Inc. (a)(b)	272,130	55,623,372

		359,225,090

Textiles, Apparel & Luxury Goods — 1.4%
Canada Goose Holdings, Inc. (a)(b)	972,919	46,719,570

Total Common Stocks — 97.3% (Cost: $2,568,838,352)		3,152,895,642

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Preferred Stocks — 1.5%

Internet & Catalog Retail — 0.5%
Postmates, Inc. (Acquired 1/08/19, cost $16,580,003) (a)(d)(e)	USD	2,077,929	$16,602,653

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(d)(e)		458,712	2,912,821
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(d)(e)		322,368	16,563,268

			19,476,089

Technology Hardware, Storage & Peripherals — 0.4%
Peloton Interactive, Inc. (Acquired 8/29/18, cost $11,165,755) (a)(d)(e)		773,241	13,292,013

Total Preferred Stocks — 1.5% (Cost: $35,558,574)			49,370,755

Total Long-Term Investments — 98.8% (Cost: $2,604,396,926)			3,202,266,397

Security	Shares	Value

Short-Term Securities — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (f)(h)	51,651,514	$51,651,514
SL Liquidity Series, LLC, Money Market Series, 2.67% (f)(g)(h)	77,648,892	77,664,422

Total Short-Term Securities — 4.0% (Cost: $129,296,582)		129,315,936

Total Investments — 102.8% (Cost: $2,733,693,508)		3,331,582,333

Liabilities in Excess of Other Assets — (2.8)%		(92,300,396)

Net Assets — 100.0%		$3,239,281,937

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $49,370,755, representing 1.5% of its net assets as of period end, and an original cost of $35,558,574.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	18,889,907	32,761,607	51,651,514	$51,651,514	$360,818		$—	$—
SL Liquidity Series, LLC, Money Market Series	78,886,779	(1,237,887)	77,648,892	77,664,422	130,190	(b)	9,110	15,414

				$129,315,936	$491,008		$9,110	$15,414

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$105,675,920	$—	$—	$105,675,920
Automobiles	54,358,391	—	—	54,358,391
Banks	50,054,512	—	—	50,054,512
Capital Markets	138,241,426	—	—	138,241,426
Chemicals	12,966,658	—	—	12,966,658
Commercial Services & Supplies	132,403,966	—	—	132,403,966
Communications Equipment	44,074,327	—	—	44,074,327
Diversified Consumer Services	64,032,044	—	—	64,032,044
Electronic Equipment, Instruments & Components	49,203,734	—	—	49,203,734
Entertainment	189,133,971	20,087,773	—	209,221,744
Equity Real Estate Investment Trusts (REITs)	100,175,470	—	—	100,175,470
Food Products	58,588,841	—	—	58,588,841
Health Care Equipment & Supplies	400,363,320	—	—	400,363,320
Health Care Technology	21,887,996	—	—	21,887,996
Hotels, Restaurants & Leisure	105,016,000	—	—	105,016,000
Interactive Media & Services	166,640,829	—	—	166,640,829
Internet & Direct Marketing Retail	52,394,182	—	—	52,394,182
IT Services	382,000,969	25,506,477	—	407,507,446
Life Sciences Tools & Services	43,941,220	—	—	43,941,220
Machinery	52,218,893	—	—	52,218,893
Media	66,969,645	—	—	66,969,645
Pharmaceuticals	31,061,944	—	—	31,061,944
Professional Services	199,827,905	—	—	199,827,905
Semiconductors & Semiconductor Equipment	180,124,569	—	—	180,124,569
Software	359,225,090	—	—	359,225,090
Textiles, Apparel & Luxury Goods	46,719,570	—	—	46,719,570
Preferred Stocks:
Internet & Catalog Retail	—	—	16,602,653	16,602,653
Software	—	—	19,476,089	19,476,089
Technology Hardware, Storage & Peripherals	—	—	13,292,013	13,292,013
Short-Term Securities	51,651,514	—	—	51,651,514

Subtotal	$3,158,952,906	$45,594,250	$49,370,755	$3,253,917,911

Investments Valued at NAV(a)				77,664,422

Total Investments				$3,331,582,333

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2019, there were no transfers between Level 1 and Level 2.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2018	$28,136,201
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	4,654,551
Purchases	16,580,003
Sales	—

Closing Balance, as of March 31, 2019	$49,370,755

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019(b)	$4,654,551

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$49,370,755	Market	Revenue Multiple(a)	4.88x - 16.75x	6.66x
			Time to Exit(b)	0.4 years	—
			Discount Rate(b)	20%	—

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See notes to financial statements.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

March 31, 2019

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$798,877,237	$680,127,142	$3,202,266,397
Investments at value — affiliated(c)	9,216,727	39,945,018	129,315,936
Cash pledged for futures contracts	358,000	345,000	—
Foreign currency at value(d)	81,409	—	1,764
Receivables:
Investments sold	11,418,010	4,916,209	—
Securities lending income — affiliated	593	20,688	18,807
Capital shares sold	255,061	528,366	18,472,014
Dividends — affiliated	13,064	12,999	47,160
Dividends — unaffiliated	403,207	296,515	1,106,937
From the Manager	75,548	45,292	152,774
Variation margin on futures contracts	49,310	18,383	—
Prepaid expenses	61,978	104,406	218,828

Total assets	820,810,144	726,360,018	3,351,600,617

LIABILITIES
Cash collateral on securities loaned at value	1,701,726	33,188,959	77,641,425
Payables:
Investments purchased	10,966,110	5,087,970	25,591,251
Administration fees	26,348	22,708	93,965
Capital shares redeemed	814,244	522,800	5,834,407
Investment advisory fees	294,942	198,602	1,742,503
Trustees’ and Officer’s fees	6,263	8,778	17,282
Other accrued expenses	416,943	1,167,691	1,066,404
Other affiliates	17	1,790	339
Service and distribution fees	155,714	68,532	331,104

Total liabilities	14,382,307	40,267,830	112,318,680

NET ASSETS	$806,427,837	$686,092,188	$3,239,281,937

NET ASSETS CONSIST OF
Paid-in capital	$692,815,287	$615,158,139	$2,660,976,562
Accumulated earnings	113,612,550	70,934,049	578,305,375

NET ASSETS	$806,427,837	$686,092,188	$3,239,281,937

(a) Investments at cost — unaffiliated	$670,994,612	$604,051,228	$2,604,396,926
(b) Securities loaned at value	$1,690,161	$32,751,972	$77,037,095
(c) Investments at cost — affiliated	$9,216,687	$39,938,531	$129,296,582
(d) Foreign currency at cost	$84,298	$—	$1,928

F I N A N C I A L S T A T E M E N T S	27

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2019

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

NET ASSET VALUE
Institutional
Net assets	$76,882,585	$433,491,193	$1,704,859,228

Shares outstanding(a)	4,887,763	24,115,212	63,559,361

Net asset value	$15.73	$17.98	$26.82

Service
Net assets	$186,251	$12,304,036	$44,812,454

Shares outstanding(a)	12,049	839,009	1,846,010

Net asset value	$15.46	$14.66	$24.28

Investor A
Net assets	$709,132,865	$196,931,489	$961,616,766

Shares outstanding(a)	47,240,952	15,177,660	41,449,378

Net asset value	$15.01	$12.98	$23.20

Investor C
Net assets	$18,028,995	$22,428,574	$166,698,590

Shares outstanding(a)	1,408,321	3,950,736	9,229,747

Net asset value	$12.80	$5.68	$18.06

Class K
Net assets	$974,666	$1,998,742	$330,659,928

Shares outstanding(a)	61,973	111,200	12,305,242

Net asset value	$15.73	$17.97	$26.87

Class R
Net assets	$1,222,475	$18,938,154	$30,634,971

Shares outstanding(a)	78,286	1,459,944	1,342,327

Net asset value	$15.62	$12.97	$22.82

(a) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended March 31, 2019

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$5,731,940	$2,692,887	$6,572,779 (a)
Dividends — affiliated	81,890	63,550	360,818
Securities lending income — affiliated — net	11,751	80,989	130,190
Other income	3,505	3,107	—
Foreign taxes withheld	—	(58)	(26,927)

Total investment income	5,829,086	2,840,475	7,036,860

EXPENSES
Investment advisory	2,140,018	1,478,883	8,085,759
Service and distribution — class specific	943,208	422,288	1,809,527
Transfer agent — class specific	709,182	600,633	1,508,426
Administration	156,341	137,621	461,551
Administration — class specific	75,105	65,743	238,509
Professional	70,366	44,877	32,926
Registration	44,302	54,280	119,408
Accounting services	38,759	36,138	84,681
Custodian	33,031	76,783	14,964
Printing	32,543	27,861	25,604
Offering	16,686	18,288	—
Board realignment and consolidation	12,955	23,378	31,497
Trustees and Officer	10,178	9,052	11,995
Recoupment of past waived and/or reimbursed fees — class specific	3	—	—
Miscellaneous	15,822	11,371	16,636

Total expenses	4,298,499	3,007,196	12,441,483
Less:
Fees waived and/or reimbursed by the Manager	(431,683)	(439,459)	(43,337)
Administration fees waived — class specific	(75,100)	(65,743)	(231,400)
Transfer agent fees waived and/or reimbursed — class specific	(521,856)	(435,702)	(843,265)

Total expenses after fees waived and/or reimbursed	3,269,860	2,066,292	11,323,481

Net investment income (loss)	2,559,226	774,183	(4,286,621)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,108,043)	5,924,283	(8,493,498)
Investments — affiliated	1,311	1,425	9,110
Futures contracts	(681,209)	(728,926)	—
Foreign currency transactions	—	—	48,777

	(10,787,941)	5,196,782	(8,435,611)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(26,705,691)	(67,047,169)	99,002,588
Investments — affiliated	40	(1,651)	15,414
Futures contracts	176,148	118,215	—
Foreign currency translations	(2,851)	—	(16)

	(26,532,354)	(66,930,605)	99,017,986

Net realized and unrealized gain (loss)	(37,320,295)	(61,733,823)	90,582,375

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,761,069)	$(60,959,640)	$86,295,754

(a)	Includes non-recurring dividends in the amount of $1,582,598.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Growth Fund		BlackRock Advantage Small Cap Growth Fund		BlackRock Mid-Cap Growth Equity Portfolio
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,559,226	$4,324,280	$774,183	$1,385,582	$(4,286,621)	$(10,040,486)
Net realized gain (loss)	(10,787,941)	62,748,523	5,196,782	140,092,939	(8,435,611)	107,012,679
Net change in unrealized appreciation (depreciation)	(26,532,354)	103,074,108	(66,930,605)	7,225,988	99,017,986	277,165,090

Net increase (decrease) in net assets resulting from operations	(34,761,069)	170,146,911	(60,959,640)	148,704,509	86,295,754	374,137,283

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(5,518,754)	(4,040,287)	(74,458,038)	(54,176,723)	(46,726,775)	(10,878,492)
Service	(11,470)	(11,593)	(2,791,795)	(1,109,598)	(1,401,342)	(588,451)
Investor A	(54,769,508)	(40,782,554)	(44,990,538)	(18,414,772)	(34,767,549)	(19,108,122)
Investor B	—	(23,111)	—	—	—	(5,707)
Investor C	(1,425,491)	(3,038,950)	(9,282,270)	(3,695,483)	(7,179,094)	(3,228,373)
Class K	(44,757)	—	(350,175)	—	(6,780,414)	(258,191)
Class R	(108,589)	(102,816)	(4,253,264)	—	(1,021,014)	(406,455)

Decrease in net assets resulting from distributions to shareholders	(61,878,569)	(47,999,311)	(136,126,080)	(77,396,576)	(97,876,188)	(34,473,791)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	45,849,947	297,413,538	80,658,024	(30,619,022)	1,026,401,847	980,397,582

NET ASSETS(b)
Total increase (decrease) in net assets	(50,789,691)	419,561,138	(116,427,696)	40,688,911	1,014,821,413	1,320,061,074
Beginning of period	857,217,528	437,656,390	802,519,884	761,830,973	2,224,460,524	904,399,450

End of period	$806,427,837	$857,217,528	$686,092,188	$802,519,884	$3,239,281,937	$2,224,460,524

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017(a)	2016(a)	2015(a)	2014(a)

Net asset value, beginning of period	$17.89		$15.20	$12.32	$12.07	$14.51	$14.04

Net investment income(b)	0.07		0.13	0.12	0.10	0.06	0.29
Net realized and unrealized gain (loss)	(0.92)		3.52	2.87	1.06	(0.25)	0.53

Net increase (decrease) from investment operations	(0.85)		3.65	2.99	1.16	(0.19)	0.82

Distributions(c)
From net investment income	(0.13)		(0.08)	(0.11)	(0.07)	(0.41)	(0.21)
From net realized gain	(1.18)		(0.88)	—	(0.84)	(1.84)	(0.14)

Total distributions	(1.31)		(0.96)	(0.11)	(0.91)	(2.25)	(0.35)

Net asset value, end of period	$15.73		$17.89	$15.20	$12.32	$12.07	$14.51

Total Return(d)
Based on net asset value	(4.21	)%(e)	25.31%	24.43%	9.75%	(2.15)%	5.76%

Ratios to Average Net Assets
Total expenses(f)	0.88	%(g)	0.86%	1.10%	1.14%	1.11%	1.09%

Total expenses after fees waived and/or reimbursed(f)	0.62	%(g)	0.62%	0.84%	0.92%	0.92%	0.96%

Net investment income(f)	0.94	%(g)	0.83%	0.91%	0.86%	0.46%	1.99%

Supplemental Data
Net assets, end of period (000)	$76,883		$74,886	$36,574	$37,417	$40,870	$53,274

Portfolio turnover rate	78%		162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	—	0.01%	0.01%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017(a)	2016(a)		2015(a)		2014(a)

Net asset value, beginning of period	$17.57		$14.95	$12.12	$11.86		$14.29		$13.81

Net investment income(b)	0.05		0.09	0.08	0.06		0.01		0.23
Net realized and unrealized gain (loss)	(0.90)		3.46	2.82	1.05		(0.24)		0.54

Net increase (decrease) from investment operations	(0.85)		3.55	2.90	1.11		(0.23)		0.77

Distributions(c)
From net investment income	(0.08)		(0.05)	(0.07)	(0.01)		(0.36)		(0.15)
From net realized gain	(1.18)		(0.88)	—	(0.84)		(1.84)		(0.14)

Total distributions	(1.26)		(0.93)	(0.07)	(0.85)		(2.20)		(0.29)

Net asset value, end of period	$15.46		$17.57	$14.95	$12.12		$11.86		$14.29

Total Return(d)
Based on net asset value	(4.30	)%(e)	24.96%	24.03%	9.44%		(2.49)%		5.45%

Ratios to Average Net Assets
Total expenses(f)	1.00	%(g)(h)	1.03%	1.24%	1.26	%(g)	1.33	%(g)	1.30	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.87	%(h)	0.87%	1.11%	1.24%		1.23%		1.27%

Net investment income(f)	0.71	%(h)	0.55%	0.59%	0.54%		0.10%		1.60%

Supplemental Data
Net assets, end of period (000)	$186		$160	$189	$119		$108		$211

Portfolio turnover rate	78%		162%	130%	36%		156%		102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	—	0.01%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	1.00%	N/A	N/A	1.21%	1.30%	1.30%

(h)	Annualized.

See notes to financial statements.

32	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017(a)	2016(a)	2015(a)	2014(a)

Net asset value, beginning of period	$17.11		$14.59	$11.83	$11.61	$14.04	$13.59

Net investment income(b)	0.05		0.09	0.08	0.06	0.02	0.22
Net realized and unrealized gain (loss)	(0.88)		3.37	2.75	1.02	(0.24)	0.54

Net increase (decrease) from investment operations	(0.83)		3.46	2.83	1.08	(0.22)	0.76

Distributions(c)
From net investment income	(0.09)		(0.06)	(0.07)	(0.02)	(0.37)	(0.17)
From net realized gain	(1.18)		(0.88)	—	(0.84)	(1.84)	(0.14)

Total distributions	(1.27)		(0.94)	(0.07)	(0.86)	(2.21)	(0.31)

Net asset value, end of period	$15.01		$17.11	$14.59	$11.83	$11.61	$14.04

Total Return(d)
Based on net asset value	(4.31	)%(e)	24.98%	24.03%	9.39%	(2.46)%	5.46%

Ratios to Average Net Assets
Total expenses(f)	1.15	%(g)	1.12%	1.35%	1.42%	1.41%	1.40%

Total expenses after fees waived and/or reimbursed(f)	0.87	%(g)	0.87%	1.13%	1.24%	1.24%	1.27%

Net investment income(f)	0.69	%(g)	0.58%	0.60%	0.54%	0.14%	1.55%

Supplemental Data
Net assets, end of period (000)	$709,133		$730,996	$351,398	$323,297	$355,844	$443,630

Portfolio turnover rate	78%		162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	—	0.01%	0.01%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017(a)	2016(a)	2015(a)	2014(a)

Net asset value, beginning of period	$14.55		$12.53	$10.19	$10.16	$12.57	$12.20

Net investment income (loss)(b)	(0.01)		(0.03)	(0.02)	(0.02)	(0.07)	0.10
Net realized and unrealized gain (loss)	(0.74)		2.89	2.36	0.89	(0.20)	0.48

Net increase (decrease) from investment operations	(0.75)		2.86	2.34	0.87	(0.27)	0.58

Distributions(c)
From net investment income	—		—	—	—	(0.30)	(0.07)
From net realized gain	(1.00)		(0.84)	—	(0.84)	(1.84)	(0.14)

Total distributions	(1.00)		(0.84)	—	(0.84)	(2.14)	(0.21)

Net asset value, end of period	$12.80		$14.55	$12.53	$10.19	$10.16	$12.57

Total Return(d)
Based on net asset value	(4.68	)%(e)	24.09%	22.96%	8.63%	(3.26)%	4.67%

Ratios to Average Net Assets
Total expenses(f)	1.88	%(g)	1.87%	2.12%	2.17%	2.15%	2.14%

Total expenses after fees waived and/or reimbursed(f)	1.62	%(g)	1.62%	1.91%	2.01%	2.01%	2.04%

Net investment income (loss)(f)	(0.17	)%(g)	(0.19)%	(0.16)%	(0.23)%	(0.63)%	0.78%

Supplemental Data
Net assets, end of period (000)	$18,029		$48,702	$46,804	$63,586	$72,966	$90,904

Portfolio turnover rate	78%		162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	—	0.01%	0.01%

(g)	Annualized.

See notes to financial statements.

34	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)	Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$17.89	$16.37

Net investment income(b)	0.07	0.11
Net realized and unrealized gain (loss)	(0.92)	1.41

Net increase (decrease) from investment operations	(0.85)	1.52

Distributions
From net investment income	(0.13)	—
From net realized gain	(1.18)	—

Total distributions	(1.31)	—

Net asset value, end of period	$15.73	$17.89

Total Return(c)
Based on net asset value(d)	(4.16)%	9.29%

Ratios to Average Net Assets
Total expenses(e)	0.71%	0.72%

Total expenses after fees waived and/or reimbursed(e)	0.57%	0.57%

Net investment income(e)	0.99%	0.93%

Supplemental Data
Net assets, end of period (000)	$975	$609

Portfolio turnover rate	78%	162	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017(a)	2016(a)	2015(a)	2014(a)

Net asset value, beginning of period	$17.69		$15.01	$12.17	$11.94	$14.41	$13.94

Net investment income (loss)(b)	0.03		0.05	0.04	0.02	(0.03)	0.19
Net realized and unrealized gain (loss)	(0.91)		3.49	2.84	1.05	(0.25)	0.53

Net increase (decrease) from investment operations	(0.88)		3.54	2.88	1.07	(0.28)	0.72

Distributions(c)
From net investment income	(0.01)		—	(0.04)	—	(0.35)	(0.11)
From net realized gain	(1.18)		(0.86)	—	(0.84)	(1.84)	(0.14)

Total distributions	(1.19)		(0.86)	(0.04)	(0.84)	(2.19)	(0.25)

Net asset value, end of period	$15.62		$17.69	$15.01	$12.17	$11.94	$14.41

Total Return(d)
Based on net asset value	(4.43	)%(e)	24.68%	23.68%	9.04%	(2.86)%	5.05%

Ratios to Average Net Assets
Total expenses(f)	1.40	%(g)	1.40%	1.66%	1.74%	1.69%	1.68	%(h)

Total expenses after fees waived and/or reimbursed(f)	1.12	%(g)	1.12%	1.45%	1.60%	1.60%	1.63%

Net investment income (loss)(f)	0.42	%(g)	0.30%	0.28%	0.20%	(0.23)%	1.30%

Supplemental Data
Net assets, end of period (000)	$1,222		$1,864	$2,332	$1,875	$1,138	$1,446

Portfolio turnover rate	78%		162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	—	0.01%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.67%.

See notes to financial statements.

36	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$23.65		$21.37	$17.94	$17.82	$22.28	$29.86

Net investment income (loss)(a)	0.03		0.07	0.07	0.03	0.02	(0.06)
Net realized and unrealized gain (loss)	(2.02)		4.48	3.37	1.11	0.49	2.58

Net increase (decrease) from investment operations	(1.99)		4.55	3.44	1.14	0.51	2.52

Distributions(b)
From net investment income	(0.05)		(0.09)	(0.01)	—	—	—
From net realized gain	(3.63)		(2.18)	—	(1.02)	(4.97)	(10.10)

Total distributions	(3.68)		(2.27)	(0.01)	(1.02)	(4.97)	(10.10)

Net asset value, end of period	$17.98		$23.65	$21.37	$17.94	$17.82	$22.28

Total Return(c)
Based on net asset value	(6.95	)%(d)	23.62%	19.18%	6.81%	2.35%	8.90%

Ratios to Average Net Assets
Total expenses	0.78	%(e)	0.82%	0.77%	0.86%	0.82%	0.87	%(f)

Total expenses after fees waived and/or reimbursed	0.50	%(e)	0.50%	0.56%	0.86%	0.82%	0.87%

Net investment income (loss)	0.37	%(e)	0.32%	0.34%	0.20%	0.12%	(0.24)%

Supplemental Data
Net assets, end of period (000)	$433,491		$502,400	$533,904	$490,215	$503,423	$454,928

Portfolio turnover rate	46%		129%	100%	103%	137%	132%

(a)	Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$20.07		$18.46	$15.53	$15.55		$20.05	$27.81

Net investment income (loss)(a)	0.01		0.01	0.01	(0.01)		(0.03)	(0.12)
Net realized and unrealized gain (loss)	(1.77)		3.81	2.92	0.97		0.43	2.40

Net increase (decrease) from investment operations	(1.76)		3.82	2.93	0.96		0.40	2.28

Distributions(b)
From net investment income	(0.02)		(0.03)	—	—		—	—
From net realized gain	(3.63)		(2.18)	—	(0.98)		(4.90)	(10.04)

Total distributions	(3.65)		(2.21)	—	(0.98)		(4.90)	(10.04)

Net asset value, end of period	$14.66		$20.07	$18.46	$15.53		$15.55	$20.05

Total Return(c)
Based on net asset value	(7.11	)%(d)	23.27%	18.87%	6.57%		2.00%	8.62%

Ratios to Average Net Assets
Total expenses	0.98	%(e)	1.02%	1.04%	1.13	%(f)	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.75	%(e)	0.75%	0.82%	1.13%		1.12%	1.12%

Net investment income (loss)	0.11	%(e)	0.07%	0.07%	(0.07)%		(0.17)%	(0.53)%

Supplemental Data
Net assets, end of period (000)	$12,304		$15,257	$9,545	$12,054		$19,596	$23,621

Portfolio turnover rate	46%		129%	100%	103%		137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

38	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$18.25		$16.97	$14.28	$14.38	$18.91	$26.75

Net investment income (loss)(a)	0.01		0.01	0.01	(0.01)	(0.03)	(0.12)
Net realized and unrealized gain (loss)	(1.64)		3.47	2.68	0.88	0.41	2.31

Net increase (decrease) from investment operations	(1.63)		3.48	2.69	0.87	0.38	2.19

Distributions(b)
From net investment income	(0.01)		(0.02)	—	—	—	—
From net realized gain	(3.63)		(2.18)	—	(0.97)	(4.91)	(10.03)

Total distributions	(3.64)		(2.20)	—	(0.97)	(4.91)	(10.03)

Net asset value, end of period	$12.98		$18.25	$16.97	$14.28	$14.38	$18.91

Total Return(c)
Based on net asset value	(7.05	)%(d)	23.27%	18.84%	6.57%	2.01%	8.60%

Ratios to Average Net Assets
Total expenses	1.03	%(e)	1.11%	1.07%	1.14%	1.13%	1.15%

Total expenses after fees waived and/or reimbursed	0.75	%(e)	0.75%	0.82%	1.14%	1.13%	1.15%

Net investment income (loss)	0.12	%(e)	0.06%	0.07%	(0.09)%	(0.17)%	(0.56)%

Supplemental Data
Net assets, end of period (000)	$196,931		$223,619	$198,777	$250,357	$255,692	$282,684

Portfolio turnover rate	46%		129%	100%	103%	137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.34		$10.48	$8.88	$9.37	$13.99	$22.23

Net investment loss(a)	(0.02)		(0.07)	(0.07)	(0.08)	(0.10)	(0.21)
Net realized and unrealized gain (loss)	(1.07)		1.98	1.67	0.56	0.30	1.89

Net increase (decrease) from investment operations	(1.09)		1.91	1.60	0.48	0.20	1.68

Distributions from net realized gain(b)	(3.57)		(2.05)	—	(0.97)	(4.82)	(9.92)

Net asset value, end of period	$5.68		$10.34	$10.48	$8.88	$9.37	$13.99

Total Return(c)
Based on net asset value	(7.45	)%(d)	22.36%	18.02%	5.72%	1.19%	7.73%

Ratios to Average Net Assets
Total expenses	1.81	%(e)	1.93%	1.85%	1.95%	1.91%	1.93%

Total expenses after fees waived and/or reimbursed	1.50	%(e)	1.50%	1.57%	1.95%	1.91%	1.93%

Net investment loss	(0.67	)%(e)	(0.69)%	(0.69)%	(0.90)%	(0.96)%	(1.33)%

Supplemental Data
Net assets, end of period (000)	$22,429		$35,847	$19,605	$23,689	$28,109	$32,598

Portfolio turnover rate	46%		129%	100%	103%	137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

40	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)	Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$23.65	$20.82

Net investment income(b)	0.04	0.05
Net realized and unrealized gain (loss)	(2.03)	2.78

Net increase (decrease) from investment operations	(1.99)	2.83

Distributions
From net investment income	(0.06)	—
From net realized gain	(3.63)	—

Total distributions	(3.69)	—

Net asset value, end of period	$17.97	$23.65

Total Return(c)
Based on net asset value(d)	(6.96)%	13.59%

Ratios to Average Net Assets
Total expenses(e)	0.62%	0.67	%(f)

Total expenses after fees waived and/or reimbursed(e)	0.45%	0.45%

Net investment income(e)	0.42%	0.30%

Supplemental Data
Net assets, end of period (000)	$1,999	$2,221

Portfolio turnover rate	46%	129	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.68%.

(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)	Period from 03/02/2018(a) to 09/30/2018

Net asset value, beginning of period	$18.22	$15.55

Net investment loss(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.63)	2.69

Net increase (decrease) from investment operations	(1.64)	2.67

Distributions from net realized gain	(3.61)	—

Net asset value, end of period	$12.97	$18.22

Total Return(c)
Based on net asset value(d)	(7.20)%	17.17%

Ratios to Average Net Assets
Total expenses(e)	1.31%	1.38	%(f)

Total expenses after fees waived and/or reimbursed(e)	1.00%	1.00%

Net investment loss(e)	(0.14)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$18,938	$23,175

Portfolio turnover rate	46%	129	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.39%.

(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

42	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$27.87		$22.10	$17.87		$16.42	$17.67	$18.22

Net investment loss(a)	(0.03	)(b)	(0.11)	(0.05	)(c)	(0.12)	(0.11)	(0.12)
Net realized and unrealized gain	0.03		6.63	4.28		2.00	0.77	2.49

Net increase (decrease) from investment operations	(0.00	)(d)	6.52	4.23		1.88	0.66	2.37

Distributions from net realized gain(e)	(1.05)		(0.75)	—		(0.43)	(1.91)	(2.92)

Net asset value, end of period	$26.82		$27.87	$22.10		$17.87	$16.42	$17.67

Total Return(f)
Based on net asset value	0.46	%(g)	30.34%	23.67%		11.60%	4.37%	14.70%

Ratios to Average Net Assets
Total expenses(i)	0.87	%(h)	0.93%	1.08%		1.11%	1.06%	1.11%

Total expenses after fees waived and/or reimbursed	0.80	%(h)	0.86%	1.08%		1.08%	1.05%	1.10%

Net investment loss	(0.21	)%(b)(h)	(0.45)%	(0.25	)%(c)	(0.71)%	(0.61)%	(0.68)%

Supplemental Data
Net assets, end of period (000)	$1,704,859		$1,063,328	$278,701		$99,759	$84,605	$33,448

Portfolio turnover rate	22%		43%	59%		81%	95%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	0.93%	1.07%	1.10%	1.06%	1.08%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
12/30/99			2018		2017		2016		2015		2014

Net asset value, beginning of period	$25.30		$20.18		$16.35		$15.00		$16.34		$17.05

Net investment loss(a)	(0.05	)(b)	(0.17)		(0.12	)(c)	(0.13)		(0.16)		(0.19)
Net realized and unrealized gain	0.02		6.04		3.95		1.82		0.71		2.31

Net increase (decrease) from investment operations	(0.03)		5.87		3.83		1.69		0.55		2.12

Distributions from net realized gain(d)	(0.99)		(0.75)		—		(0.34)		(1.89)		(2.83)

Net asset value, end of period	$24.28		$25.30		$20.18		$16.35		$15.00		$16.34

Total Return(e)
Based on net asset value	0.37	%(f)	30.03%		23.43%		11.39%		3.94%		14.11%

Ratios to Average Net Assets
Total expenses	1.18	%(g)	1.25	%(h)	1.29%		1.26	%(h)	1.50	%(h)	1.58	%(h)

Total expenses after fees waived and/or reimbursed	1.05	%(g)	1.12%		1.29%		1.25%		1.48%		1.58%

Net investment loss	(0.46	)%(b)(g)	(0.73)%		(0.67	)%(c)	(0.88)%		(1.00)%		(1.17)%

Supplemental Data
Net assets, end of period (000)	$44,812		$33,768		$12,718		$1,343		$1,384		$3,838

Portfolio turnover rate	22%		43%		59%		81%		95%		123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	1.25%	N/A	1.24%	1.42%	1.33%

See notes to financial statements.

44	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$24.22		$19.30		$15.66		$14.43	$15.78		$16.56

Net investment loss(a)	(0.05	)(b)	(0.18)		(0.10	)(c)	(0.15)	(0.14)		(0.16)
Net realized and unrealized gain	0.01		5.79		3.74		1.76	0.67		2.24

Net increase (decrease) from investment operations	(0.04)		5.61		3.64		1.61	0.53		2.08

Distributions from net realized gain(d)	(0.98)		(0.69)		—		(0.38)	(1.88)		(2.86)

Net asset value, end of period	$23.20		$24.22		$19.30		$15.66	$14.43		$15.78

Total Return(e)
Based on net asset value	0.33	%(f)	29.98%		23.24%		11.29%	4.01%		14.38%

Ratios to Average Net Assets
Total expenses	1.18	%(g)	1.29	%(h)	1.41	%(h)	1.45%	1.43	%(h)	1.48%

Total expenses after fees waived and/or reimbursed	1.05	%(g)	1.19%		1.39%		1.39%	1.39%		1.39%

Net investment loss	(0.46	)%(b)(g)	(0.82)%		(0.59	)%(c)	(1.02)%	(0.89)%		(1.01)%

Supplemental Data
Net assets, end of period (000)	$961,617		$801,263		$525,736		$394,544	$350,962		$315,762

Portfolio turnover rate	22%		43%		59%		81%	95%		123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	1.26%	1.39%	N/A	1.43%	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$19.04		$15.36	$12.55		$11.68	$13.16	$14.28

Net investment loss(a)	(0.10	)(b)	(0.26)	(0.18	)(c)	(0.20)	(0.21)	(0.23)
Net realized and unrealized gain (loss)	(0.01)		4.57	2.99		1.41	0.55	1.88

Net increase (decrease) from investment operations	(0.11)		4.31	2.81		1.21	0.34	1.65

Distributions from net realized gain(d)	(0.87)		(0.63)	—		(0.34)	(1.82)	(2.77)

Net asset value, end of period	$18.06		$19.04	$15.36		$12.55	$11.68	$13.16

Total Return(e)
Based on net asset value	(0.03	)%(f)	29.05%	22.39%		10.48%	3.23%	13.42%

Ratios to Average Net Assets
Total expenses(h)	1.87	%(g)	1.94%	2.11%		2.14%	2.16%	2.17%

Total expenses after fees waived and/or reimbursed	1.80	%(g)	1.88%	2.10%		2.12%	2.16%	2.16%

Net investment loss	(1.21	)%(b)(g)	(1.49)%	(1.30	)%(c)	(1.75)%	(1.67)%	(1.77)%

Supplemental Data
Net assets, end of period (000)	$166,699		$164,083	$72,814		$52,723	$44,719	$31,257

Portfolio turnover rate	22%		43%	59%		81%	95%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	1.94%	2.10%	2.13%	2.12%	2.16%

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,				Period from 03/28/2016(a) to 09/30/2016
			2018		2017

Net asset value, beginning of period	$27.93		$22.14		$17.88		$15.57

Net investment loss(b)	(0.02	)(c)	(0.07)		(0.03	)(d)	(0.05)
Net realized and unrealized gain	0.02		6.62		4.29		2.36

Net increase from investment operations	0.00	(e)	6.55		4.26		2.31

Distributions from net realized gain(f)	(1.06)		(0.76)		—		—

Net asset value, end of period	$26.87		$27.93		$22.14		$17.88

Total Return(g)
Based on net asset value	0.48	%(h)	30.46%		23.83%		14.84	%(h)

Ratios to Average Net Assets
Total expenses	0.76	%(i)	0.80	%(j)	0.95%		0.98	%(i)

Total expenses after fees waived and/or reimbursed	0.75	%(i)	0.76%		0.95%		0.97	%(i)

Net investment loss	(0.17	)%(c)(i)	(0.29)%		(0.17	)%(d)	(0.59	)%(i)

Supplemental Data
Net assets, end of period (000)	$330,660		$139,138		$4,103		$230

Portfolio turnover rate	22%		43%		59%		81	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(e)	Amount is less than $0.005 per share.
(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(g)	Where applicable, assumes the reinvestment of distributions.
(h)	Aggregate total return.
(i)	Annualized.
(j)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$23.83		$19.02		$15.47		$14.27	$15.63	$16.44

Net investment loss(a)	(0.07	)(b)	(0.22)		(0.14	)(c)	(0.18)	(0.18)	(0.20)
Net realized and unrealized gain	0.01		5.69		3.69		1.72	0.68	2.22

Net increase (decrease) from investment operations	(0.06)		5.47		3.55		1.54	0.50	2.02

Distributions from net realized gain(d)	(0.95)		(0.66)		—		(0.34)	(1.86)	(2.83)

Net asset value, end of period	$22.82		$23.83		$19.02		$15.47	$14.27	$15.63

Total Return(e)
Based on net asset value	0.22	%(f)	29.63%		22.95%		10.94%	3.79%	14.03%

Ratios to Average Net Assets
Total expenses	1.48	%(g)	1.59	%(h)	1.76%		1.78%	1.73%	1.74	%(h)

Total expenses after fees waived and/or reimbursed	1.30	%(g)	1.43%		1.65%		1.65%	1.65%	1.65%

Net investment loss	(0.71	)%(b)(g)	(1.05)%		(0.86	)%(c)	(1.28)%	(1.15)%	(1.26)%

Supplemental Data
Net assets, end of period (000)	$30,635		$22,880		$10,177		$7,646	$7,495	$7,704

Portfolio turnover rate	22%		43%		59%		81%	95%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	1.58%	N/A	N/A	N/A	1.74%

See notes to financial statements.

48	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”), the Boards of BlackRock Series, Inc. and BlackRock Master LLC and the shareholders of BlackRock Small Cap Growth Fund II ( a series of BlackRock Series, Inc.) (the ‘‘Target Fund’’) approved the in-kind liquidation of BlackRock Master Small Cap Growth Portfolio (a series of BlackRock Master LLC) into the Target Fund, followed by the reorganization of the Target Fund into Advantage Small Cap Growth. As a result, Advantage Small Cap Growth acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Advantage Small Cap Growth shares.

Each shareholder of the Target Fund received shares of Advantage Small Cap Growth with the same class designation and an aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on March 2, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Small Cap Growth in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Small Cap Growth’s Share Class	Shares of Advantage Small Cap Growth
Institutional	3,867,557	0.69634503	Institutional	2,693,154
Investor A	4,713,399	0.83917948	Investor A	3,955,388
Investor C	1,423,695	1.12273161	Investor C	1,598,427
Class R	1,681,044	0.75084988	Class R	1,262,212

The Target Fund’s net assets and composition of net assets on March 2, 2018, the valuation date of the reorganization, was as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$149,432,449	$127,508,082	$(696,134)	$22,620,501

For financial reporting purposes, assets received and shares issued by Advantage Small Cap Growth were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Small Cap Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (unaudited) (continued)

The net assets of Advantage Small Cap Growth before the acquisition were $520,081,873. The aggregate net assets of Advantage Small Cap Growth immediately after the acquisition amounted to $669,514,322. The Target Fund’s fair value and cost of investments prior to the reorganization was as follows:

	Fair Value of Investments	Cost of Investments
Target Fund	$148,513,365	$125,892,864

The purpose of this transaction was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on March 5, 2018.

Assuming the acquisitions had been completed on October 1, 2017, the beginning of the fiscal reporting period of Advantage Small Cap Growth, the pro forma results of operations for the year ended September 30, 2018, are as follows:

•	Net investment income: $1,586,829

•	Net realized and change in unrealized gain/loss on investments: $140,556,889

•	Net increase in net assets resulting from operations: $142,143,718

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Small Cap Growth’s Statement of Operations since March 5, 2018.

Reorganization costs incurred by Advantage Small Cap Growth in connection with the reorganization were expensed by Advantage Small Cap Growth. The Manager reimbursed the Fund $88,500.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S.federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

50	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and

52	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$1,215,998	$(1,215,998)	$—
State Street Bank & Trust Co.	474,163	(474,163)	—

	$1,690,161	$(1,690,161)	$—

Advantage Small Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$16,682,953	$(16,682,953)	$—
Credit Suisse Securities (USA) LLC	3,648,697	(3,648,697)	—
Deutsche Bank Securities, Inc.	1,439,019	(1,439,019)	—
Goldman Sachs & Co.	739,938	(739,938)	—
Jefferies LLC	117,400	(117,400)	—
JP Morgan Securities LLC	5,174,041	(5,174,041)	—
National Financial Services LLC	4,002,994	(4,002,994)	—
SG Americas Securities LLC	4,364	(4,364)	—
State Street Bank & Trust Co.	942,566	(942,566)	—

	$32,751,972	$(32,751,972)	$—

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$10,127,374	$(10,127,374)	$—
Credit Suisse Securities (USA) LLC	11,731,652	(11,731,652)	—
Goldman Sachs & Co.	6,448,822	(6,356,033)	92,789
Jefferies LLC	117,344	(117,344)	—
JP Morgan Securities LLC	4,401,556	(4,399,095)	2,461
Morgan Stanley & Co. LLC	28,947,943	(28,947,943)	—
National Financial Services LLC	4,064,360	(4,020,500)	43,860
State Street Bank & Trust Co.	11,198,044	(11,198,044)	—

	$77,037,095	$(76,897,985)	$139,110

(a)

Cash collateral with a value of $1,701,726, $33,188,959 and $77,641,425 has been received in connection with securities lending agreements for Advantage Large Cap Growth, Mid-Cap Growth Equity and Advantage Small Cap Growth, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the tables above.

(b)

The market value of the loaned securities is determined as of March 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

			Investment Advisory Fees
Average Daily Net Assets	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
First $1 Billion	0.570%	0.450%	0.700%
$1 Billion — $3 Billion	0.540	0.420	0.660
$3 Billion — $5 Billion	0.510	0.410	0.630
$5 Billion — $10 Billion	0.500	0.390	0.610
Greater than $10 Billion	0.480	0.380	0.600

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total
Advantage Large Cap Growth	$183	$822,254	$117,137	$3,634	$943,208
Advantage Small Cap Growth	16,570	237,945	120,964	46,809	422,288
Mid-Cap Growth Equity	43,307	980,524	724,112	61,584	1,809,527

54	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$6,872	$15	$65,659	$2,354	$60	$145	$75,105
Advantage Small Cap Growth	40,821	1,329	19,101	2,429	190	1,873	65,743
Mid-Cap Growth Equity	121,158	3,452	78,175	14,439	18,830	2,455	238,509

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Advantage Large Cap Growth	$—	$52	$52
Advantage Small Cap Growth	1,480	3,763	5,243
Mid-Cap Growth Equity	242	785	1,027

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$1,039	$40,526	$1,559	$—	$10	$43,134
Advantage Small Cap Growth	985	6,284	1,766	—	7	9,042
Mid-Cap Growth Equity	2,227	68,988	3,842	192	257	75,506

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$59,686	$34	$628,246	$19,800	$22	$1,394	$709,182
Advantage Small Cap Growth	375,085	8,959	170,834	25,743	186	19,826	600,633
Mid-Cap Growth Equity	704,548	29,480	667,522	76,601	3,626	26,649	1,508,426

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Growth	$2,498
Advantage Small Cap Growth	4,657
Mid-Cap Growth Equity	54,937

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Growth	$—	$1,380
Advantage Small Cap Growth	292	435
Mid-Cap Growth Equity	8,568	13,993

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived were as follows:

Advantage Large Cap Growth	$2,604
Advantage Small Cap Growth	2,026
Mid-Cap Growth Equity	11,360

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. These contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts reimbursed for Advantage Large Cap Growth, Advantage Small Cap Growth and Mid-Cap Growth Equity were $12,955, $23,378 and $31,497, respectively.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
	Contractual(a)	Contractual(b)	Contractual(b)
Institutional	0.62%	0.50%	0.80%
Service	0.87	0.75	1.05
Investor A	0.87	0.75	1.05
Investor C	1.62	1.50	1.80
Class K	0.57	0.45	0.75
Class R	1.12(c)	1.00	1.30

(a)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020 or January 31, 2029 with respect to Class R Shares, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(b)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(c)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

For the six months ended March 31, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage Large Cap Growth	$416,124
Advantage Small Cap Growth	414,055
Mid-Cap Growth Equity	480

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$6,872	$10	$65,659	$2,354	$60	$145	$75,100
Advantage Small Cap Growth	40,821	1,329	19,101	2,429	190	1,873	65,743
Mid-Cap Growth Equity	121,158	3,452	78,175	14,439	11,721	2,455	231,400

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$42,428	$5	$465,001	$13,372	$22	$1,028	$521,856
Advantage Small Cap Growth	273,079	5,603	122,470	19,242	186	15,122	435,702
Mid-Cap Growth Equity	336,933	19,174	433,559	33,726	293	19,580	843,265

56	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Institutional	Service	Investor C	Investor C	Class K	Class R	Total
Large Cap Growth Equity	$—	$3	$—	$—	$—	$—	$3

On March 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020	2021
Advantage Large Cap Growth
Fund Level	$279,221	$718,605	$416,124
Institutional	76,078	92,795	49,300
Service	85	125	15
Investor A	538,512	1,035,400	530,660
Investor C	83,866	71,784	15,726
Class K	—	82	82
Class R	3,297	3,790	1,173
Advantage Small Cap Growth
Fund Level	442,467	838,627	414,055
Institutional	774,512	833,174	313,900
Service	16,209	12,224	6,932
Investor A	380,309	406,681	141,571
Investor C	46,398	78,145	21,671
Class K	—	617	376
Class R	—	26,794	16,995
Mid-Cap Growth Equity
Fund Level	—	49,873	480
Institutional	—	362,118	458,091
Service	—	28,246	22,626
Investor A	85,403	637,698	511,734
Investor C	—	59,885	48,165
Class K	—	14,267	12,014
Class R	8,909	22,044	22,035

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, each Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Growth	$4,117
Advantage Small Cap Growth	28,019
Mid-Cap Growth Equity	42,047

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
Purchases	$600,817,970	$310,886,989	$1,469,911,525
Sales	614,415,098	365,396,393	555,149,966

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
Tax cost	$683,976,746	$648,959,607	$2,738,866,325

Gross unrealized appreciation	$132,965,718	$113,040,958	$623,777,248
Gross unrealized depreciation	(8,652,913)	(41,924,940)	(31,061,240)

Net unrealized appreciation	$124,312,805	$71,116,018	$592,716,008

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Funds did not borrow under the credit agreement.

58	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Growth and Mid-Cap Growth Equity invested a significant portion of their assets in securities in the information technology sector and Advantage Small Cap Growth invested a significant portion of its assets in securities in the healthcare sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
Advantage Large Cap Growth	Shares	Amount	Shares	Amount

Institutional
Shares sold	849,121	$12,707,596	3,601,409	$56,894,145
Shares issued in reinvestment of distributions	368,194	5,382,985	255,779	3,811,099
Shares redeemed	(516,088)	(8,063,922)	(2,077,371)	(33,173,476)

Net increase	701,227	$10,026,659	1,779,817	$27,531,768

Service
Shares sold	4,610	$65,000	1,442	$22,529
Shares issued in reinvestment of distributions	797	11,470	790	11,594
Shares redeemed	(2,467)	(33,742)	(5,764)	(92,467)

Net increase (decrease)	2,940	$42,728	(3,532)	$(58,344)

Investor A
Shares issued from conversion(a)			25,487	$372,621
Shares sold and automatic conversion of shares	4,982,141	$72,451,030	25,326,040	382,314,969
Shares issued in reinvestment of distributions	3,864,428	53,947,453	2,812,294	40,187,674
Shares redeemed	(4,321,380)	(64,334,717)	(9,532,359)	(146,966,634)

Net increase	4,525,189	$62,063,766	18,631,462	$275,908,630

Investor B
Shares issued in reinvestment of distributions			1,864	$23,163
Shares converted(a)			(29,387)	(372,621)
Shares redeemed and automatic conversion of shares			(769)	(10,047)

Net decrease			(28,292)	$(359,505)

Investor C
Shares sold	78,933	$959,046	226,432	$2,397,773
Shares issued in reinvestment of distributions	118,047	1,408,299	200,984	3,019,063
Shares redeemed	(2,135,517)	(28,649,459)	(814,678)	(10,761,745)

Net decrease	(1,938,537)	$(26,282,114)	(387,262)	$(5,344,909)

			Period from 01/25/18(b) to 09/30/18
Class K
Shares sold	25,965	$399,000	34,044	$555,945
Shares issued in reinvestment of distributions	1,964	28,695	—	—

Net increase	27,929	$427,695	34,044	$555,945

			Year Ended 09/30/18
Class R
Shares sold	9,904	$149,433	24,765	$398,186
Shares issued in reinvestment of distributions	7,473	108,590	6,947	102,816
Shares redeemed	(44,488)	(686,810)	(81,737)	(1,321,049)

Net decrease	(27,111)	$(428,787)	(50,025)	$(820,047)

Total Net Increase	3,291,637	$45,849,947	19,976,212	$297,413,538

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

60	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
Advantage Small Cap Growth	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization(a)	—	$—	2,693,154	$54,175,322
Shares sold	3,940,456	70,337,044	7,459,845	159,591,602
Shares issued in reinvestment of distributions	4,092,957	67,370,099	2,686,146	52,138,094
Shares redeemed	(5,160,787)	(93,933,334)	(16,578,752)	(339,426,024)

Net increase (decrease)	2,872,626	$43,773,809	(3,739,607)	$(73,521,006)

Service
Shares sold	139,149	$2,051,121	507,817	$9,064,845
Shares issued in reinvestment of distributions	207,723	2,791,794	67,208	1,109,597
Shares redeemed	(267,929)	(4,007,372)	(331,998)	(5,711,164)

Net increase	78,943	$835,543	243,027	$4,463,278

Investor A
Shares issued in the reorganization(a)	—	$—	3,955,388	$61,496,207
Shares sold	2,170,611	29,904,819	2,782,360	47,352,230
Shares issued in reinvestment of distributions	3,700,056	43,993,503	1,214,293	18,226,535
Shares redeemed	(2,945,508)	(38,549,452)	(7,414,658)	(124,130,577)

Net increase	2,925,159	$35,348,870	537,383	$2,944,395

Investor C
Shares issued in the reorganization(a)	—	$—	1,598,427	$14,136,701
Shares sold	339,117	2,045,475	398,594	3,853,849
Shares issued in reinvestment of distributions	1,742,820	9,097,526	427,457	3,654,759
Shares redeemed	(1,599,130)	(12,417,087)	(828,059)	(7,832,496)

Net increase (decrease)	482,807	$(1,274,086)	1,596,419	$13,812,813

			Period from 01/25/18(b) to 09/30/18
Class K
Shares sold	17,860	$334,828	101,265	$2,100,912
Shares issued in reinvestment of distributions	19,118	314,676	—	—
Shares redeemed	(19,661)	(358,747)	(7,382)	(165,454)

Net increase	17,317	$290,757	93,883	$1,935,458

			Period from 03/02/18(b) to 09/30/18
Class R
Shares issued in the reorganization(a)	—	$—	1,262,212	$19,624,219
Shares sold	219,819	2,997,851	319,633	5,418,768
Shares issued in reinvestment of distributions	357,385	4,252,884	—	—
Shares redeemed	(388,918)	(5,567,604)	(310,187)	(5,296,947)

Net increase	188,286	$1,683,131	1,271,658	$19,746,040

Total Net Increase (Decrease)	6,565,138	$80,658,024	2,763	$(30,619,022)

(a)	See Note 1 regarding the reorganization.
(b)	Commencement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	35,960,919	$887,770,907	31,599,757	$793,697,302
Shares issued in reinvestment of distributions	1,898,609	45,281,831	475,089	10,565,979
Shares redeemed	(12,449,368)	(299,726,376)	(6,536,298)	(162,975,834)

Net increase	25,410,160	$633,326,362	25,538,548	$641,287,447

Service
Shares sold	687,948	$14,947,048	914,203	$20,382,806
Shares issued in reinvestment of distributions	64,877	1,401,341	29,088	588,451
Shares redeemed	(241,286)	(5,265,107)	(239,035)	(5,358,089)

Net increase	511,539	$11,083,282	704,256	$15,613,168

Investor A
Shares issued from conversion(a)	—	$—	7,908	$155,723
Shares sold and automatic conversion of shares	13,079,095	279,014,954	10,722,312	232,664,964
Shares issued in reinvestment of distributions	1,655,927	34,178,259	967,678	18,743,908
Shares redeemed	(6,368,613)	(131,806,583)	(5,852,082)	(125,006,657)

Net increase	8,366,409	$181,386,630	5,845,816	$126,557,938

Investor B
Shares issued in reinvestment of distributions			369	$5,708
Shares converted(a)			(9,900)	(155,723)
Shares redeemed and automatic conversion of shares			(106)	(1,686)

Net decrease			(9,637)	$(151,701)

Investor C
Shares sold	2,666,331	$44,479,121	4,581,287	$78,834,775
Shares issued in reinvestment of distributions	443,988	7,151,409	209,966	3,214,573
Shares redeemed	(2,498,156)	(41,660,108)	(914,709)	(15,671,858)

Net increase	612,163	$9,970,422	3,876,544	$66,377,490

Class K
Shares sold	8,430,485	$209,171,877	5,188,963	$131,749,703
Shares issued in reinvestment of distributions	227,587	5,437,051	11,156	248,432
Shares redeemed	(1,334,751)	(31,876,316)	(403,546)	(10,564,657)

Net increase	7,323,321	$182,732,612	4,796,573	$121,433,478

Class R
Shares sold	571,894	$11,976,703	640,978	$13,936,491
Shares issued in reinvestment of distributions	50,247	1,021,014	21,280	406,455
Shares redeemed	(239,822)	(5,095,178)	(237,240)	(5,063,184)

Net increase	382,319	$7,902,539	425,018	$9,279,762

Total Net Increase	42,605,911	$1,026,401,847	41,177,118	$980,397,582

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

62	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

As of March 31, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Growth	Advantage Small Cap Growth
Class K	12,217	9,606

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Advantage Large Cap Growth	Institutional	$353,658	$3,686,629
	Service	598	10,995
	Investor A	2,565,760	38,216,794
	Investor B	—	23,111
	Investor C	—	3,038,950
	Class R	—	102,816
Advantage Small Cap Growth	Institutional	2,200,554	51,976,169
	Service	15,763	1,093,835
	Investor A	133,790	18,280,982
	Investor C	—	3,695,483
Mid-Cap Growth Equity	Institutional	—	10,878,492
	Service	—	588,451
	Investor A	—	19,108,122
	Investor B	—	5,707
	Investor C	—	3,228,373
	Class K	—	258,191
	Class R	—	406,455

Undistributed (distributions in excess of) net investment income as of September 30, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Advantage Large Cap Growth	$ 3,168,694
Advantage Small Cap Growth	752,156
Mid-Cap Growth Equity	(4,853,683)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Trust
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

64	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,847	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

A D D I T I O N A L I N F O R M A T I O N	65

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-3/19-SAR

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Advantage International Fund

▶	BlackRock Health Sciences Opportunities Portfolio

▶	BlackRock High Equity Income Fund

▶	BlackRock International Dividend Fund

▶	BlackRock Technology Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On May 17, 2018, the Board of Trustees of BlackRock FundsSM (the “Trust”) and, on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm International Equity Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The Fund’s macro-thematic insights were the main detractor from the Fund’s relative performance during the period, with country and industry selection suffering the most during the heightened levels of market uncertainty at the end of 2018. Despite the market’s recovery during the first quarter of 2019, contrarian exposure to Europe detracted over the reporting period, as investor concerns about global growth and trade had a particularly negative impact on the region. At the industry level, the Fund’s value- and quality-inspired underweight positions in risky European banks and overweight position to higher-quality Japanese stocks proved to be too defensive during the market’s recovery toward the end of the period, as investors continued to chase returns and ignore company fundamentals.

The Fund’s stock selection sentiment composite was the strongest contributor to performance during the period. Among the top contributors were quality-based nontraditional sentiment measures using advanced machine-learning techniques to predict stock returns by looking at key characteristics of individual stocks, as well as machine-reading insights that seek to determine sentiment from observing top company executives. Thematic insights that look to take advantage of historical similarities across market environments were also strong contributors, given the distortion in typical risk factors stemming from liquidity concerns during the period. Strong performance from nontraditional value wagers against retail mutual fund flows, as well as from faster-moving mean-reversion insights, helped to partially offset losses in other value-based insights. At the signal level, a quality-based insight that measures bottom-up employee sentiment also contributed to performance.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all major drivers of return. However, there were new stock selection insights that were added. These included a quality-inspired insight that favors founder-led companies that have historically shown an ability to outperform their peers, as well as a relative value-based signal favoring stocks that are spending heavily on research and development.

Describe portfolio positioning at period end.

The Fund maintained a cautious stance following the sharp rebound in equity markets driven by increasingly dovish comments by the Fed and an easing of global trade tensions. From a geopolitical standpoint, the lack of new tariffs and indications of constructive talks between the United States and China have increased hopes for successful negotiations of a trade deal, further buoying equity markets.

Relative to the MSCI EAFE® Index, the Fund ended the period with a contrarian preference for European stock exposure and overweight positions in higher-growth names in the information technology sector. However, the Fund also maintained its emphasis on maintaining balanced allocations of risk across geographies, sectors, and stock selection insights, including an overemphasis of more stable dividend growth stocks in the consumer staples sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Advantage International Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.21)%	(5.33)%	N/A	3.26%	N/A	9.77%	N/A
Investor A	(4.30)	(5.54)	(10.50)%	3.00	1.90%	9.51	8.92%
Investor C	(4.70)	(6.27)	(7.20)	2.19	2.19	8.70	8.70
Class K	(4.22)	(5.28)	N/A	3.27	N/A	9.78	N/A
Class R	(4.45)	(5.80)	N/A	2.66	N/A	9.09	N/A
MSCI EAFE® Index(c)	(3.81)	(3.71)	N/A	2.33	N/A	8.96	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

(c)

The MSCI EAFE® Index is an index designed to represent the performance of large- and mid-cap securities across 21 developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. As of December 31, 2018, it had 920 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$957.90	$3.09	$1,000.00	$1,021.50	$3.19	0.64%
Investor A	1,000.00	957.00	4.29	1,000.00	1,020.27	4.43	0.89
Investor C	1,000.00	953.00	7.91	1,000.00	1,016.55	8.17	1.64
Class K	1,000.00	957.80	2.85	1,000.00	1,021.75	2.94	0.59
Class R	1,000.00	955.50	5.50	1,000.00	1,019.03	5.68	1.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.
See	“Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
Roche Holding AG	2
Novartis AG, Registered Shares	2
Diageo PLC	1
L’Oreal SA	1
SL Liquidity Series, LLC, Money Market Series, 2.67%(a)	1
SAP SE	1
Mitsubishi UFJ Financial Group, Inc.	1
HSBC Holdings PLC	1
BHP Billiton Ltd.	1

(a)	Security was purchased with the cash collateral from loaned securities.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	22%
United Kingdom	13
France	10
Switzerland	9
Australia	8
Germany	7
Netherlands	6
Spain	3
Hong Kong	3
United States	3
Italy	3
Sweden	2
Denmark	2
Finland	2
Norway	2
Belgium	1
Singapore	1
Other(a)	1
Other Assets Less Liabilities	2

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2019	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

Stock selection in the medical devices & supplies, biotechnology and pharmaceuticals sub-sectors was the primary driver of the Fund’s outperformance. Conversely, weak stock selection in the health care providers & supplies sub-sector detracted.

An underweight position in the biotechnology firm AbbVie, Inc. was the largest contributor to relative performance. The company reported weak financial results and missed analyst earnings expectations, primarily due to higher-than-expected competition for its main product, Humira, in Europe.

Abbott Laboratories, a medical devices & supplies company that displayed resilience in the market sell-off of late 2018, was another notable positive contributor. A zero weighting in the medical devices & supplies company Align Technology, Inc., which reported weak earnings for the third quarter of 2018 and reduced its guidance for the remainder of the year, also contributed.

At the individual stock level, the Fund’s lack of a position in the medical devices company Danaher Corp. was the largest detractor from relative performance. The stock rallied after the company announced its acquisition of General Electric’s biopharmaceutical business.

An underweight in Johnson & Johnson, which rebounded from the December 2018 sell-off caused by revelations about possible carcinogens in its baby powder, also detracted. An underweight in Merck & Co., Inc. was another notable detractor, as the company reported positive clinical trial data for a key drug.

Describe recent portfolio activity.

The Fund made a meaningful increase to its weighting in the medical devices & supplies sub-sector, and it reduced its positions in the biotechnology, health care providers & services and pharmaceuticals sub-sectors.

Describe portfolio positioning at period end.

The investment adviser believes the health care sector continues to feature longer-term, secular growth drivers, including innovations in medical technology and the aging global population. Medical devices & supplies was the leading overweight versus the benchmark, while the pharmaceuticals industry was the largest underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
UnitedHealth Group, Inc.	7%
Abbott Laboratories	6
Pfizer, Inc.	5
Merck & Co., Inc.	4
Boston Scientific Corp.	4
Thermo Fisher Scientific, Inc.	3
Stryker Corp.	3
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%	3
Medtronic PLC	3
Eli Lilly & Co.	3

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Health Care Equipment & Supplies	32%
Pharmaceuticals	25
Health Care Providers & Services	17
Biotechnology	16
Life Sciences Tools & Services	7
Health Care Technology	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Health Sciences Opportunities Portfolio

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.18)%	17.76%	N/A	13.61%	N/A	18.00%	N/A
Service	(2.33)	17.41	N/A	13.29	N/A	17.65	N/A
Investor A	(2.31)	17.45	11.28%	13.30	12.08%	17.65	17.02%
Investor C	(2.65)	16.59	15.59	12.49	12.49	16.81	16.81
Class K	(2.13)	17.88	N/A	13.54	N/A	17.78	N/A
Class R	(2.47)	17.05	N/A	12.95	N/A	17.30	N/A
Russell 3000® Health Care Index(c)	(2.98)	15.14	N/A	11.65	N/A	17.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$978.20	$4.09	$1,000.00	$1,020.53	$4.17	0.84%
Service	1,000.00	976.70	5.60	1,000.00	1,019.00	5.72	1.15
Investor A	1,000.00	976.90	5.47	1,000.00	1,019.12	5.59	1.12
Investor C	1,000.00	973.50	8.99	1,000.00	1,015.55	9.18	1.85
Class K	1,000.00	978.70	3.64	1,000.00	1,020.98	3.72	0.75
Class R	1,000.00	975.30	7.02	1,000.00	1,017.55	7.17	1.44

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.
See	“Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2019	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s stock selection decisions in the utilities sector was the largest detractor from relative performance. Within the sector, selection among electric utilities accounted for nearly all of the Fund’s relative underperformance. Additionally, stock selection in the information technology (“IT”) sector detracted from relative returns, with the majority of underperformance coming from the software & services and semiconductors & semiconductor equipment industry groups. The Fund’s underweight exposure to real estate was also a detractor from relative performance, as was stock selection in the consumer discretionary and industrials sectors.

The combination of stock selection and allocation decisions in the energy sector was the largest contributor to the Fund’s performance. Notably, stock selection with the oil, gas & consumable fuels industry group added to performance, as did the Fund’s underweight position to energy equipment & services companies. Also, stock selection in the communication services sector was a contributor to relative performance, with decisions in the diversified telecommunication services industry group having the greatest impact. Among financials, the Fund’s underweight exposure to the diversified financial services group added to relative performance. Finally, the Fund’s use of equity-linked notes benefited performance amid volatility in the fourth quarter of 2018.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the consumer staples and communication services sectors. The Fund reduced its exposure to the consumer discretionary and IT sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care, and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in energy, financials and communication services, while the largest relative underweights were in the real estate, consumer discretionary and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Wells Fargo & Co.	4%
Williams Cos., Inc.	4
Pfizer, Inc.	4
BP PLC	3
JPMorgan Chase & Co.	3
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%	3
FirstEnergy Corp.	3
Verizon Communications, Inc.	3
MetLife, Inc.	2
Citigroup, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	25%
Health Care	16
Energy	15
Information Technology	9
Communication Services	9
Consumer Staples	8
Utilities	7
Industrials	5
Consumer Discretionary	2
Materials	2
Real Estate	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock High Equity Income Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.96)%	4.69%	N/A	6.89%	N/A	14.11%	N/A
Service	(2.10)	4.38	N/A	6.54	N/A	13.66	N/A
Investor A	(2.14)	4.36	(1.12)%	6.53	5.39%	13.65	13.03%
Investor C	(2.48)	3.58	2.68	5.74	5.74	12.80	12.80
Russell 1000® Value Index(c)	(1.19)	5.67	N/A	7.72	N/A	14.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$980.40	$4.16	$1,000.00	$1,020.46	$4.24	0.85%
Service	1,000.00	979.00	5.37	1,000.00	1,019.23	5.48	1.10
Investor A	1,000.00	978.60	5.37	1,000.00	1,019.23	5.48	1.10
Investor C	1,000.00	975.20	9.03	1,000.00	1,015.51	9.22	1.85

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2019	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

Stock selection within the consumer staples sector was the largest contributor to the Fund’s relative performance during the period. Stock selection within health care also contributed to performance.

The largest detractor from relative performance was stock selection within the information technology sector. Stock selection within energy also detracted from the Fund’s relative performance.

Describe recent portfolio activity.

During the period, the Fund reduced exposure to consumer services but increased exposure to stocks in the industrials and consumer discretionary sectors. From a geographical perspective, the Fund increased its exposure to the United Kingdom while decreasing exposure to Belgium and Switzerland.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies and at period end looked very different from its benchmark, the MSCI ACWI ex-U.S., in terms of portfolio positioning. The Fund ended the period with its largest absolute exposure to the consumer staples and health care sectors. However, the Fund continued to have no exposure to utilities, real estate, or energy. From a regional perspective, the Fund’s most significant exposure was to U.K.-listed stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
TELUS Corp.	5%
Rogers Communications, Inc., Class B	5
Amcor Ltd.	5
Imperial Brands PLC	5
British American Tobacco PLC	4
Deutsche Post AG, Registered Shares	4
Nestle SA, Registered Shares	4
Novartis AG, Registered Shares	4
GlaxoSmithKline PLC	4
Unilever PLC	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	26%
Switzerland	11
Canada	10
Australia	9
Netherlands	5
Singapore	5
United States	5
France	5
Germany	4
Finland	4
China	3
Taiwan	3
Denmark	3
India	2
Sweden	2
Japan	2
Other Assets Less Liabilities	1

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock International Dividend Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.50%	2.50%	N/A	0.57%	N/A	8.09%	N/A
Service	2.38	2.25	N/A	0.28	N/A	7.71	N/A
Investor A	2.31	2.19	(3.18)%	0.27	(0.81)%	7.78	7.20%
Investor C	1.97	1.48	0.52	(0.47)	(0.47)	6.97	6.97
Class K	2.49	2.52	N/A	0.58	N/A	8.09	N/A
MSCI ACWI ex-U.S.(c)	(2.33)	(4.22)	N/A	2.57	N/A	8.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,025.00	$4.21	$1,000.00	$1,020.50	$4.20	0.84%
Service	1,000.00	1,023.80	5.45	1,000.00	1,019.27	5.44	1.09
Investor A	1,000.00	1,023.10	5.45	1,000.00	1,019.27	5.44	1.09
Investor C	1,000.00	1,019.70	9.19	1,000.00	1,015.56	9.17	1.84
Class K	1,000.00	1,024.90	3.95	1,000.00	1,020.75	3.94	0.79

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2019	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperfomed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

Sub-sector allocation decisions contributed to the large majority of the Fund’s relative outperformance. In particular, stock selection within the software industry and an underweight allocation to the technology hardware & equipment industry group were significant contributors.

Among individual positions, the largest contributor to performance was the Fund’s underweight position in iPhone manufacturer Apple Inc., whose stock declined after the company reduced guidance, citing weaker margin and slowing demand for its products in the Chinese market. Rising interest rates in the United States led to currency fluctuations that also had a downward impact on Apple’s substantial foreign revenue. The second-largest contributor was the Fund’s out-of-benchmark position in enterprise software company Twilio Inc., which saw strong user and revenue growth that exceeded analysts’ expectations. Finally, an out-of-benchmark position in enterprise software company MongoDB Inc. was the third-largest contributor to the Fund’s performance, as it reported a 71% year-over-year increase in revenue during the fourth quarter of 2018 due to strong sales of its Atlas database platform.

Conversely, weak stock selection in the internet services & infrastructure industry was the most noteworthy detractor from the Fund’s relative performance. The largest individual detractor was the Fund’s out-of-benchmark position in Amazon.com Inc., whose stock declined following reports of weaker growth during the third quarter of 2018 than analysts had expected. This decline came despite continued strong growth for the company’s Amazon Web Services cloud computing platform.

The Fund’s overweight position in financial technology company Wirecard AG was the second-largest individual detractor from relative performance during the period. Reports of alleged fraudulent activity in Singapore were primarily responsible for the stock’s weakness. Also, an out-of-benchmark position in mail services company Stamps.com Inc. detracted from performance, as the company severed its long-standing exclusive contract with the U.S. Postal Service.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to software & services stocks, with a particular emphasis on those companies involved in 5G data testing. The Fund reduced its exposure to the more cyclical companies within the semiconductor industry.

Describe portfolio positioning at period end.

At the end of the period, the Fund had the largest sub-sector exposure in software and the internet services & infrastructure industry, as the investment adviser believes that these areas will benefit from secure tailwinds from innovation and the transition to cloud computing. The Fund’s exposure to the software industry focused on companies offering enterprise software solutions, cloud computing services, and software-as-a-service platforms. The Fund also retained a substantial investment in the 5G supply chain, as this emerging technology remains poised to disrupt the communication services sector.

In general, the Fund’s investment process continued to aim to provide a balance of legacy technology companies that can continually innovate and new disruptive companies displacing those that fail to innovate. Approximately 40% of the portfolio consisted of core legacy companies, with 60% allocated to opportunistic, higher-growth companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Technology Opportunities Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.01%	15.21%	N/A	19.44%	N/A	20.24%	N/A
Service	(0.13)	14.89	N/A	19.16	N/A	19.96	N/A
Investor A	(0.13)	14.91	8.87%	19.10	17.82%	19.85	19.21%
Investor C	(0.47)	14.05	13.05	18.17	18.17	18.85	18.85
Class R	(0.23)	14.61	N/A	18.79	N/A	19.53	N/A
MSCI All-Country World Information Technology Index(c)	(1.53)	8.46	N/A	15.69	N/A	17.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non- U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)	An index that measures the performance of the technology sector in developed and emerging equity markets.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.10	$4.52	$1,000.00	$1,020.13	$4.57	0.92%
Service	1,000.00	998.70	5.75	1,000.00	1,018.90	5.81	1.17
Investor A	1,000.00	998.70	5.76	1,000.00	1,018.89	5.82	1.17
Investor C	1,000.00	995.30	9.43	1,000.00	1,015.20	9.53	1.92
Class R	1,000.00	997.70	6.98	1,000.00	1,017.67	7.05	1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
SL Liquidity Series, LLC, Money Market Series, 2.67%(a)	6%
Microsoft Corp.	4
Tencent Holdings Ltd.	4
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37%	4
Alphabet, Inc., Class A	4
Alibaba Group Holding Ltd. — ADR	4
Amazon.com, Inc.	3
Apple Inc.	3
Twilio, Inc., Class A	3
salesforce.com, Inc.	2

(a)	Security was purchased with the cash collateral from loaned securities

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Software	28%
IT Services	17
Semiconductors & Semiconductor Equipment	12
Interactive Media & Services	12
Internet & Direct Marketing Retail	12
Technology Hardware, Storage & Peripherals	3
Entertainment	3
Electronic Equipment, Instruments & Components	2
Diversified Telecommunication Services	1
Health Care Technology	1
Diversified Consumer Services	1
Road & Rail	1
Communications Equipment	1
Equity Real Estate Investment Trusts (REITs)	1
Multiline Retail	1
Household Durables	1
Other(a)	—
Short-Term Securities	9
Liabilities in Excess of Other Assets	(6)

(a)	Includes holdings within industries that are 1% or less of net assets. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K June 8, 2016 inception date is that of Investor A Shares. The performance of each Fund’s Class K Shares performance would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Class K shares, Institutional Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (for all Funds except BlackRock Advantage International Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares (for BlackRock Advantage International Fund, BlackRock Health Science Opportunities Portfolio and BlackRock Technology Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to BlackRock Advantage International Fund’s Class R Shares inception date of September 12, 2011, performance shown is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Share fees. Prior to BlackRock Health Sciences Opportunities Portfolio’s Class R Shares inception date of September 12, 2011, performance shown is that of Investor A Shares and was restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

F U N D S U M M A R Y	15

Schedule of Investments March 31, 2019 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.1%

Australia — 8.2%
Adelaide Brighton Ltd.	121,545	$388,688
AGL Energy Ltd.	15,151	234,201
Altium Ltd.	7,285	167,867
Amcor Ltd.	25,443	278,382
Ansell Ltd.	70,405	1,272,015
Aristocrat Leisure Ltd.	119,152	2,078,096
Australia & New Zealand Banking Group Ltd.	74,856	1,384,413
Beach Energy Ltd.	42,638	62,219
BHP Billiton Ltd.	293,756	8,029,343
BHP Group PLC	107,398	2,591,201
Boral Ltd.	32,828	107,148
CIMIC Group Ltd.	48,199	1,655,602
Coca-Cola Amatil Ltd.	53,197	326,951
Cochlear Ltd.	2,061	254,126
Commonwealth Bank of Australia	41,836	2,099,923
Computershare Ltd.	118,289	1,437,952
Crown Resorts Ltd.	58,326	477,006
CSL Ltd.	25,918	3,596,188
CSR Ltd.	451,511	1,066,332
Domino’s Pizza Enterprises Ltd.	4,691	144,651
Downer EDI Ltd.	8,210	44,884
DuluxGroup Ltd.	155,370	817,316
Ensogo Ltd. (a)(b)	122,284	1
Flight Centre Travel Group Ltd.	26,508	791,883
Fortescue Metals Group Ltd.	131,313	664,595
Harvey Norman Holdings Ltd.	169,121	482,920
Iluka Resources Ltd.	113,212	725,108
Independence Group NL	5,350	18,505
Macquarie Group Ltd.	60,724	5,592,445
Magellan Financial Group Ltd.	1,716	44,505
Medibank Pvt. Ltd.	306,824	602,256
Metcash Ltd.	56,557	106,562
National Australia Bank Ltd.	387,158	6,956,533
Orica Ltd.	8,194	102,631
Platinum Asset Management Ltd.	19,321	63,095
Qantas Airways Ltd.	638,663	2,569,943
Ramsay Health Care Ltd.	423	19,343
REA Group Ltd.	14,525	771,365
Rio Tinto Ltd.	41,668	2,901,835
Rio Tinto PLC	23,912	1,389,846
Santos Ltd.	198,645	961,794
Scentre Group	282,966	826,005
SEEK Ltd.	69,223	863,568
Sonic Healthcare Ltd.	7,689	134,192
St Barbara Ltd.	61,982	148,316
Stockland	137,292	375,531
Sydney Airport	510,932	2,697,131
Telstra Corp. Ltd.	426,267	1,005,166
Treasury Wine Estates Ltd.	17,386	184,556
Vicinity Centres	19,961	36,855
Wesfarmers Ltd.	102,328	2,519,824
Westpac Banking Corp.	186,325	3,434,614
Woodside Petroleum Ltd.	36,154	887,583

		66,393,010

Austria — 0.4%
Erste Group Bank AG	34,837	1,280,393
Telekom Austria AG	4,835	35,172
Vienna Insurance Group AG Wiener Versicherung Gruppe	25,163	646,392
Wienerberger AG	72,432	1,538,450

		3,500,407

Belgium — 1.2%
Groupe Bruxelles Lambert SA	2,243	218,066
Solvay SA	28,693	3,106,482
UCB SA	76,729	6,591,231

		9,915,779

Security	Shares	Value

Denmark — 1.9%
Carlsberg A/S, Class B	50,424	$6,305,431
Coloplast A/S, Class B	377	41,384
Demant A/S (a)	10,357	306,533
DSV A/S	2,417	200,012
Genmab A/S (a)	3,500	607,312
GN Store Nord A/S	32,033	1,487,692
H Lundbeck A/S	28,084	1,217,864
ISS A/S	1,132	34,477
Novo Nordisk A/S, Class B	60,440	3,158,919
Royal Unibrew A/S	22,565	1,666,441
SimCorp A/S	1,139	110,045
Topdanmark A/S	3,235	161,623
Vestas Wind Systems A/S	4,754	400,697

		15,698,430

Finland — 1.7%
Kesko Oyj, B Shares	35,641	2,169,823
Kone OYJ, Class B	76,190	3,848,237
Metso Oyj	1,337	46,096
Neste Oyj	17,427	1,857,739
Nokia OYJ	509,538	2,902,659
Nordea Bank Abp	6,150	46,831
Outokumpu Oyj	9,975	36,310
UPM-Kymmene Oyj	4,998	145,977
Valmet OYJ	118,249	2,995,995

		14,049,667

France — 10.2%
Air Liquide SA	22,433	2,854,869
Arkema SA	27,545	2,627,757
AXA SA	20,136	506,441
BioMerieux	740	61,205
Bouygues SA	4,256	152,147
Capgemini SE	24,940	3,026,280
Christian Dior SE	12,063	5,749,751
Cie Generale des Etablissements Michelin SCA	11,791	1,393,044
CNP Assurances	1,842	40,557
Compagnie de Saint-Gobain	47,443	1,720,243
Covivio	586	62,185
Dassault Aviation SA	396	584,143
Dassault Systemes SE	6,795	1,012,791
Edenred	72,142	3,285,401
Engie SA	157,335	2,346,324
Faurecia SA	40,793	1,717,203
Gaztransport Et Technigaz SA	7,511	683,705
Hermes International	390	257,508
ICADE	227	19,200
Imerys SA	2,372	118,246
Ipsen SA	6,544	897,390
Kering SA	10,789	6,188,625
Korian SA	13,286	538,021
Lagardere SCA	32,620	839,364
L’Oreal SA	38,290	10,311,215
LVMH Moet Hennessy Louis Vuitton SE	13,626	5,018,939
Natixis SA	407,837	2,184,505
Nexity SA	2,364	115,386
Pernod Ricard SA	22,296	4,003,505
Peugeot SA	21,579	526,566
Publicis Groupe SA	913	48,884
Renault SA	3,825	252,902
Rexel SA	52,107	588,045
Rubis SCA	1,882	102,736
Sanofi	88,741	7,846,886
Sartorius Stedim Biotech	5,976	757,218
Schneider Electric SE	78,758	6,181,633
SCOR SE	1,021	43,487
Sodexo SA	432	47,572
Teleperformance	926	166,465

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Thales SA	24,152	$2,893,668
TOTAL SA	66,055	3,675,933
Ubisoft Entertainment SA (a)	2,837	252,984
Veolia Environnement SA	42,691	955,168

		82,656,097

Germany — 6.8%
Aareal Bank AG (c)	10,795	333,363
adidas AG	21,532	5,237,067
Allianz SE, Registered Shares	22,758	5,071,590
alstria office REIT-AG (c)	35,348	575,333
Bayer AG, Registered Shares	28,876	1,859,390
Bayerische Motoren Werke AG	11,491	887,271
Bilfinger SE	1,684	58,705
CANCOM SE	2,188	98,649
Carl Zeiss Meditec AG	591	49,391
Continental AG	3,357	506,436
CTS Eventim AG & Co. KGaA	1,107	52,489
Daimler AG, Registered Shares	329	19,307
Deutsche Boerse AG	32,453	4,161,131
Deutsche EuroShop AG (c)	2,984	90,536
Deutsche Pfandbriefbank AG (d)	1,385	16,992
E.ON SE	82,543	918,562
Evonik Industries AG (c)	53,348	1,455,829
Evotec SE (a)	22,536	600,428
Fresenius Medical Care AG & Co. KGaA	17,953	1,450,967
Fresenius SE & Co. KGaA	6,388	357,039
Grand City Properties SA	8,422	203,392
HeidelbergCement AG	9,692	698,620
Hella GmbH & Co. KGaA	749	32,990
HOCHTIEF AG	18,692	2,708,331
Jenoptik AG	15,089	563,372
Linde AG	1,050	231,623
Merck KGaA	416	47,495
MTU Aero Engines AG	17,630	3,996,054
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	5,462	1,294,470
Nemetschek SE	1,488	254,269
ProSiebenSat.1 Media SE	10,083	143,551
Rational AG	79	48,817
Salzgitter AG	6,973	201,958
SAP SE	84,738	9,796,143
Siemens AG, Registered Shares	38,184	4,106,421
Software AG	84,697	2,866,899
Symrise AG	913	82,306
TAG Immobilien AG	20,934	517,027
Telefonica Deutschland Holding AG	781,548	2,453,899
TUI AG	102,187	980,114
Uniper SE	11,498	346,826
Volkswagen AG	204	33,258

		55,408,310

Hong Kong — 3.1%
AIA Group Ltd.	491,200	4,911,887
BOC Hong Kong Holdings Ltd.	87,500	363,119
Cafe de Coral Holdings Ltd.	36,000	91,680
Chow Tai Fook Jewellery Group Ltd.	150,200	152,045
CK Hutchison Holdings Ltd.	357,500	3,759,240
CLP Holdings Ltd.	128,000	1,484,620
Hang Lung Properties Ltd.	479,000	1,169,928
Hang Seng Bank Ltd.	24,400	602,507
Henderson Land Development Co. Ltd.	182,200	1,159,585
HKT Trust & HKT Ltd.	416,000	668,784
Hong Kong & China Gas Co. Ltd.	22,000	52,761
Hong Kong Exchanges & Clearing Ltd.	4,200	146,742
Hongkong Land Holdings Ltd.	66,400	472,612
Hutchison Port Holdings Trust (c)	681,000	160,415
Jardine Matheson Holdings Ltd.	12,200	761,642
Jardine Strategic Holdings Ltd.	1,700	63,767
Kerry Properties Ltd. (c)	296,000	1,323,363

Security	Shares	Value

Hong Kong (continued)
Li & Fung Ltd.	80,000	$14,412
MTR Corp Ltd.	58,000	359,361
New World Development Co. Ltd.	347,000	575,921
NWS Holdings Ltd.	134,000	293,374
Shangri-La Asia Ltd.	96,000	136,480
Sun Hung Kai Properties Ltd.	203,000	3,489,717
Swire Pacific Ltd., Class A	21,000	270,499
Swire Properties Ltd.	185,400	797,940
Techtronic Industries Co. Ltd.	148,000	996,728
WH Group Ltd. (d)	476,000	509,142
Wheelock & Co. Ltd.	88,005	645,876

		25,434,147

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $804,375) (a)(b)(e)	1,080	301,082

Ireland — 0.1%
James Hardie Industries PLC	11,735	151,407
Kingspan Group PLC	9,474	438,998
Smurfit Kappa Group PLC	9,911	277,003

		867,408

Israel — 0.1%
Bank Hapoalim BM	3,779	25,114
Delek Group Ltd.	335	58,081
Gazit-Globe Ltd.	55,133	443,605
Paz Oil Co. Ltd.	732	109,489
Teva Pharmaceutical Industries Ltd. (a)	1,662	26,032

		662,321

Italy — 2.7%
A2A SpA	66,350	121,229
Amplifon SpA	16,369	319,447
Azimut Holding SpA	2,555	43,475
Eni SpA	67,459	1,191,907
Ferrari NV	42,756	5,744,218
Fincantieri SpA	51,040	62,826
Hera SpA	205,725	744,517
Interpump Group SpA	16,945	553,481
Iren SpA	8,121	20,732
Mediobanca Banca di Credito Finanziario SpA	314,954	3,279,343
Moncler SpA	112,519	4,541,249
Saras SpA	314,241	582,362
Terna Rete Elettrica Nazionale SpA	721,668	4,580,317

		21,785,103

Japan — 21.9%
Advantest Corp.	89,100	2,081,157
Aeon Mall Co. Ltd.	1,500	24,688
AGC, Inc.	41,000	1,440,144
Aisin Seiki Co. Ltd.	6,500	232,694
Amada Holdings Co. Ltd.	39,200	388,952
Anritsu Corp.	13,100	243,674
Aoyama Trading Co. Ltd.	42,700	971,389
Aozora Bank Ltd.	2,800	69,193
Asahi Group Holdings Ltd.	14,800	660,650
Astellas Pharma, Inc.	420,000	6,310,829
Benefit One, Inc.	900	17,702
Benesse Holdings, Inc.	32,100	835,346
Brother Industries Ltd.	27,300	507,033
Calbee, Inc.	600	16,205
Canon, Inc.	43,500	1,263,025
Capcom Co. Ltd.	6,100	136,908
Chiyoda Corp. (a)	1,600	3,825
Chubu Electric Power Co., Inc.	76,200	1,191,245
Citizen Watch Co. Ltd.	144,100	805,225
Concordia Financial Group Ltd.	43,900	169,733
Credit Saison Co. Ltd.	39,400	521,301
CyberAgent, Inc. (c)	12,800	523,782

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Dai-ichi Life Holdings, Inc.	382,100	$5,319,341
Daito Trust Construction Co. Ltd.	14,400	2,009,059
Daiwa Securities Group, Inc.	213,600	1,041,154
Denso Corp.	13,700	535,249
Dentsu, Inc.	16,000	677,157
DIC Corp.	1,900	55,669
Dip Corp.	3,700	64,173
DMG Mori Co. Ltd.	77,600	964,748
East Japan Railway Co.	51,000	4,924,869
Eisai Co. Ltd.	13,300	748,349
Electric Power Development Co. Ltd.	10,900	265,801
Fuji Media Holdings, Inc.	2,700	37,297
FUJIFILM Holdings Corp.	75,400	3,434,324
Glory Ltd.	16,500	396,666
GungHo Online Entertainment, Inc.	34,400	125,571
Hakuhodo DY Holdings, Inc.	5,100	82,121
Hirose Electric Co. Ltd.	1,900	200,066
Hisamitsu Pharmaceutical Co., Inc.	2,800	129,157
Hitachi Capital Corp.	4,300	99,862
Hitachi Construction Machinery Co. Ltd.	24,900	663,804
Hitachi High-Technologies Corp.	900	36,980
Hitachi Ltd.	45,900	1,491,320
Honda Motor Co. Ltd.	108,700	2,952,377
Horiba Ltd.	4,700	262,107
Hoshizaki Corp.	13,300	825,617
Hoya Corp.	7,000	463,661
Idemitsu Kosan Co. Ltd.	19,270	644,545
Iida Group Holdings Co. Ltd.	24,300	440,930
ITOCHU Corp.	161,300	2,923,366
Iyo Bank Ltd.	14,200	75,171
Japan Tobacco, Inc.	220,100	5,451,398
JXTG Holdings, Inc.	1,057,800	4,828,795
Kakaku.com, Inc.	21,300	410,348
Kao Corp.	1,100	86,819
KDDI Corp.	138,700	2,987,223
Keyence Corp.	2,400	1,500,468
Kikkoman Corp.	18,000	885,081
Kirin Holdings Co. Ltd.	277,500	6,638,819
Kobayashi Pharmaceutical Co. Ltd.	1,800	152,294
Kokuyo Co. Ltd.	1,400	20,568
Konami Holdings Corp.	23,300	1,013,776
K’s Holdings Corp.	3,200	28,391
Lintec Corp.	29,800	646,127
LIXIL Group Corp.	60,600	809,952
Mabuchi Motor Co. Ltd. (c)	4,900	170,895
Marubeni Corp.	278,800	1,933,033
Miraca Holdings, Inc.	22,700	564,301
Mitsubishi Chemical Holdings Corp.	336,400	2,375,863
Mitsubishi Estate Co. Ltd.	9,900	179,635
Mitsubishi Gas Chemical Co., Inc.	86,200	1,234,692
Mitsubishi Motors Corp.	323,300	1,722,596
Mitsubishi UFJ Financial Group, Inc.	1,920,600	9,498,892
Mitsubishi UFJ Lease & Finance Co. Ltd.	40,600	207,252
Mitsui & Co. Ltd.	335,400	5,218,972
Mixi, Inc.	21,100	488,215
MS&AD Insurance Group Holdings, Inc.	70,500	2,148,035
Nikon Corp.	44,600	630,583
Nintendo Co. Ltd.	12,300	3,526,299
Nippon Electric Glass Co. Ltd.	6,100	162,072
Nippon Steel & Sumitomo Metal Corp.	40,900	723,956
Nippon Telegraph & Telephone Corp.	140,900	6,006,721
Nissan Motor Co. Ltd.	169,400	1,391,138
Nisshinbo Holdings, Inc.	90,400	791,213
Nitto Denko Corp.	54,700	2,883,193
Noevir Holdings Co. Ltd.	2,100	102,112
NOK Corp.	12,900	201,367
NTN Corp.	232,000	689,676
NTT DOCOMO, Inc.	235,900	5,228,401
Ono Pharmaceutical Co. Ltd.	29,900	587,548
ORIX Corp.	119,300	1,714,056

Security	Shares	Value

Japan (continued)
Otsuka Corp.	22,600	$845,519
Otsuka Holdings Co. Ltd.	21,800	858,330
Pigeon Corp.	3,100	127,189
Pola Orbis Holdings, Inc.	65,800	2,104,696
Resona Holdings, Inc.	776,700	3,364,724
Resorttrust, Inc.	7,800	105,912
Ricoh Co. Ltd.	11,000	115,195
Rohm Co. Ltd.	13,000	814,515
Ryohin Keikaku Co. Ltd.	2,300	583,820
SCSK Corp.	7,900	352,743
Seino Holdings Co. Ltd.	1,400	18,709
Sekisui House Ltd.	2,900	48,057
Shin-Etsu Chemical Co. Ltd.	71,200	5,991,401
Sompo Holdings, Inc.	85,600	3,170,024
Stanley Electric Co. Ltd.	5,300	142,822
Subaru Corp.	7,400	168,962
SUMCO Corp.	9,500	106,269
Sumitomo Chemical Co. Ltd.	351,900	1,642,777
Sumitomo Corp.	188,000	2,606,487
Sumitomo Mitsui Financial Group, Inc.	148,100	5,186,272
Sumitomo Mitsui Trust Holdings, Inc.	12,000	431,269
Sumitomo Rubber Industries Ltd.	33,000	396,350
Sundrug Co. Ltd.	1,500	41,398
Suruga Bank Ltd. (a)(c)	153,700	713,025
T&D Holdings, Inc.	80,200	844,569
Takashimaya Co. Ltd.	8,900	118,599
Takeda Pharmaceutical Co. Ltd.	55,300	2,264,659
Teijin Ltd.	16,900	279,459
TIS, Inc.	5,400	256,233
Tokai Tokyo Financial Holdings, Inc.	77,800	282,334
Tokio Marine Holdings, Inc.	108,100	5,237,086
Tokyo Broadcasting System Holdings, Inc.	11,600	212,608
Tokyo Electron Ltd.	18,000	2,611,050
Tokyo Tatemono Co. Ltd.	8,500	104,416
Tokyu Fudosan Holdings Corp.	304,800	1,826,538
Toyobo Co. Ltd.	3,800	48,651
Toyota Boshoku Corp.	3,900	59,124
Toyota Motor Corp.	57,600	3,393,262
Trend Micro, Inc.	16,100	785,209
TS Tech Co. Ltd.	19,600	565,845
Ube Industries Ltd.	7,700	158,767
Ulvac, Inc.	12,700	369,119
Unicharm Corp.	13,900	460,816
Yahoo Japan Corp.	129,500	317,618
Yamaha Motor Co. Ltd.	7,700	151,462
Zeon Corp.	152,000	1,545,444

		177,975,319

Jordan — 0.0%
Hikma Pharmaceuticals PLC	1,318	30,781

Luxembourg — 0.1%
Eurofins Scientific SE (c)	239	99,009
RTL Group SA	8,224	449,542
SES SA	2,713	42,196

		590,747

Macau — 0.1%
Sands China Ltd.	140,400	706,626

Netherlands — 5.6%
Adyen NV (a)(c)(d)	3,200	2,509,940
ASML Holding NV	5,327	1,001,213
BE Semiconductor Industries NV	53,135	1,418,546
Flow Traders (d)	4,919	135,632
Heineken Holding NV	4,561	457,646
ING Groep NV	278,292	3,372,163
Koninklijke Ahold Delhaize NV	253,066	6,737,602
Koninklijke DSM NV	29,245	3,190,197
Koninklijke KPN NV	990,231	3,143,375
Koninklijke Philips NV	84,700	3,460,653

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
QIAGEN NV (a)(c)	26,401	$1,071,678
Royal Dutch Shell PLC, A Shares	214,616	6,744,540
Royal Dutch Shell PLC, B Shares	167,241	5,285,776
Takeaway.com NV (a)(d)	258	19,593
Wolters Kluwer NV	108,904	7,419,581

		45,968,135

New Zealand — 0.1%
a2 Milk Co. Ltd. (a)	14,110	136,911
Mercury NZ Ltd.	27,000	71,738
Xero Ltd. (a)	5,365	185,798

		394,447

Norway — 1.6%
Aker Solutions ASA (a)	114,716	580,065
DNB ASA	269,125	4,957,229
Grieg Seafood ASA	5,331	64,716
Salmar ASA	19,082	916,551
Schibsted ASA, Class A	997	39,189
Storebrand ASA	31,635	246,453
Telenor ASA	232,597	4,657,510
TGS NOPEC Geophysical Co. ASA	64,057	1,749,405

		13,211,118

Portugal — 0.3%
EDP — Energias de Portugal SA	16,377	64,434
Galp Energia SGPS SA	155,066	2,484,741

		2,549,175

Singapore — 1.2%
Ascendas Real Estate Investment Trust	1,001,700	2,153,039
CapitaLand Commercial Trust	102,300	146,570
CapitaLand Ltd.	615,000	1,659,363
CapitaLand Mall Trust	808,100	1,420,021
ComfortDelGro Corp. Ltd.	83,300	158,324
Genting Singapore Ltd.	1,545,300	1,188,680
Mapletree Commercial Trust	75,500	105,332
Mapletree Industrial Trust	19,300	29,927
Mapletree Logistics Trust	35,300	38,056
Suntec Real Estate Investment Trust (c)	1,471,100	2,119,678
United Overseas Bank Ltd.	42,800	798,537

		9,817,527

South Africa — 0.2%
Anglo American PLC	66,875	1,788,673

Spain — 3.1%
Acciona SA	14,061	1,566,920
Acerinox SA	1,739	17,246
ACS Actividades de Construccion y Servicios SA	39,857	1,752,197
Aena SME SA (d)	21,966	3,958,092
Almirall SA	10,960	187,148
Amadeus IT Group SA	13,123	1,051,799
Banco Bilbao Vizcaya Argentaria SA	847,131	4,840,390
Bankinter SA	8,911	67,918
Cia de Distribucion Integral Logista Holdings SA	6,253	147,341
Cie Automotive SA	589	15,859
Corp. Financiera Alba SA	3,377	167,437
Endesa SA	131,654	3,359,882
Grifols SA	16,891	473,627
Industria de Diseno Textil SA	3,847	113,108
Inmobiliaria Colonial Socimi SA	2,122	21,828
Mediaset Espana Comunicacion SA	346,081	2,586,166
Melia Hotels International SA	29,168	270,904
Red Electrica Corp. SA	16,403	349,659
Siemens Gamesa Renewable Energy SA	24,984	398,240
Telefonica SA	501,988	4,205,111

		25,550,872

Security	Shares	Value

Sweden — 2.4%
Alfa Laval AB	29,545	$678,974
Atlas Copco AB, A Shares	19,795	532,506
Castellum AB	5,323	103,295
Epiroc AB, Class A (a)	17,309	174,815
Evolution Gaming Group AB (d)	576	45,454
Fabege AB	69,893	1,015,775
Fastighets AB Balder (a)	18,550	595,086
Hexagon AB, B Shares	10,693	558,844
Hexpol AB	3,949	33,312
Investor AB, B Shares	2,946	132,796
Lundin Petroleum AB	20,987	710,662
Sandvik AB	50,043	813,905
Skandinaviska Enskilda Banken AB, Class A	543,343	4,706,938
SSAB AB, A Shares	99,699	359,109
Svenska Cellulosa AB SCA, Class B	24,842	215,699
Swedish Match AB	11,890	606,662
Telefonaktiebolaget LM Ericsson, B Shares	120,186	1,107,140
Volvo AB, B Shares	458,142	7,108,595

		19,499,567

Switzerland — 9.3%
Barry Callebaut AG, Registered Shares	669	1,209,239
Cembra Money Bank AG	194	18,358
Coca-Cola HBC AG	2,617	89,238
dormakaba Holding AG	26	18,630
Flughafen Zurich AG, Registered Shares	13,739	2,507,370
Galenica AG (d)	30,226	1,497,558
Georg Fischer AG, Registered Shares	265	241,603
Logitech International SA, Registered Shares	147,550	5,794,630
Nestle SA, Registered Shares	192,493	18,354,287
Novartis AG, Registered Shares	149,607	14,380,156
OC Oerlikon Corp. AG, Registered Shares	297,476	3,810,165
Pargesa Holding SA	3,734	292,840
PSP Swiss Property AG, Registered Shares	6,654	723,169
Roche Holding AG	63,461	17,486,988
Sika AG, Registered Shares	17,475	2,443,916
STMicroelectronics NV	50,603	750,563
Straumann Holding AG, Registered Shares	195	159,413
Sulzer AG, Registered Shares	2	195
Sunrise Communications Group AG (d)	23,638	1,740,902
Swiss Life Holding AG, Registered Shares	83	36,570
Swiss Re AG	3,169	309,755
Temenos Group AG, Registered Shares	11,736	1,731,475
UBS Group AG, Registered Shares	185,604	2,252,035

		75,849,055

United Kingdom — 13.2%
Ashmore Group PLC	45,271	252,021
Ashtead Group PLC	80,841	1,954,311
AstraZeneca PLC	25,890	2,066,587
Auto Trader Group PLC (d)	255,076	1,734,881
Aviva PLC	165,750	891,314
Barclays PLC	227,585	458,420
Barratt Developments PLC	84,105	656,974
BBA Aviation PLC	6,650	21,582
boohoo Group PLC (a)	28,133	69,300
Bovis Homes Group PLC	58,065	804,904
BP PLC	776,835	5,640,998
British American Tobacco PLC	99,699	4,159,247
British Land Co. PLC	84,879	651,673
Burberry Group PLC	6,067	154,629
Centrica PLC	681,255	1,014,801
Close Brothers Group PLC	21,418	406,101
Compass Group PLC	235,764	5,547,181
Diageo PLC	262,160	10,728,180
Dialog Semiconductor PLC (a)	40,229	1,226,885
Direct Line Insurance Group PLC	160,608	738,836
Electrocomponents PLC	80,579	590,126
Experian PLC	40,325	1,091,417

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Fevertree Drinks PLC	1,398	$55,024
GlaxoSmithKline PLC	300,499	6,243,139
Greggs PLC	6,060	145,198
Hays PLC	140,901	275,694
HSBC Holdings PLC	1,077,485	8,755,533
IG Group Holdings PLC	155,070	1,050,846
Imperial Brands PLC	59,064	2,020,423
Inchcape PLC	40,508	301,411
InterContinental Hotels Group PLC	1,317	79,261
Intertek Group PLC	78,408	4,967,117
ITV PLC	129,707	214,918
JD Sports Fashion PLC	68,179	446,713
Jupiter Fund Management PLC	41,040	193,448
Land Securities Group PLC	5,356	63,769
Legal & General Group PLC	1,673,795	6,006,654
Lloyds Banking Group PLC	3,638,553	2,947,892
Man Group PLC	293,810	520,469
Moneysupermarket.com Group PLC	184,615	895,062
National Grid PLC	565,887	6,281,564
Pagegroup PLC	37,170	227,712
Pearson PLC	29,818	325,307
Pennon Group PLC	7,242	70,166
Persimmon PLC	21,307	602,684
Petrofac Ltd.	123,242	785,628
RELX PLC (a)	10,155	217,311
Rentokil Initial PLC	240,103	1,105,989
Rightmove PLC	536,344	3,566,329
Rolls-Royce Holdings PLC	32,113	378,184
Royal Mail PLC	448,264	1,392,896
Schroders PLC	6,274	220,926
Severn Trent PLC	61,008	1,571,204
SSP Group PLC	32,033	289,063
Standard Life Aberdeen PLC	53,919	185,322
Subsea 7 SA	7,492	92,799
Tate & Lyle PLC	32,337	305,856
Taylor Wimpey PLC	55,247	126,362
Unilever NV CVA	83,161	4,848,427
Unilever PLC	33,812	1,946,317
Victrex PLC	3,170	89,294
Vodafone Group PLC	2,244,728	4,090,476
WH Smith PLC	4,799	132,765
William Hill PLC	219,874	460,076
Wm Morrison Supermarkets PLC	680,200	2,017,871
WPP PLC	16,639	175,776

		107,549,243

Security	Shares	Value

United States — 0.6%
Carnival PLC	38,877	$1,921,611
Ferguson PLC	24,826	1,581,202
FirstSun Capital Bancorp (Acquired 3/10/14, cost $1,691,203) (a)(b)(e)	37,254	1,182,442

		4,685,255

Total Common Stocks — 96.1% (Cost: $763,633,833)		782,838,301

Preferred Stocks — 0.3%

Germany — 0.0%
Bayerische Motoren Werke AG — Preference Shares	686	45,161
Sartorius AG	1,538	264,318

		309,479

United States — 0.3%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(b)(e)	153,710	976,058
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $326,115) (a)(b)(e)	21,022	1,080,110

		2,056,168

Total Preferred Stocks — 0.3% (Cost: $1,560,125)		2,365,647

Total Long-Term Investments — 96.4% (Cost: $765,193,958)		785,203,948

Short-Term Securities — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (f)(h)	5,627,803	5,627,803
SL Liquidity Series, LLC, Money Market Series, 2.67% (f)(g)(h)	9,992,869	9,994,868

Total Short-Term Securities — 1.9% (Cost: $15,622,864)		15,622,671

Total Investments — 98.3% (Cost: $780,816,822)		800,826,619

Other Assets Less Liabilities — 1.7%		13,551,856

Net Assets — 100.0%		$814,378,475

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,539,692, representing 0.4% of its net assets as of period end, and an original cost of $3,763,935.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,233,374	(13,605,571)	5,627,803	$5,627,803	$136,018		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,253,689	8,739,180	9,992,869	9,994,868	159,279	(b)	267	(167)

				$15,622,671	$295,297		$267	$(167)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	82	06/13/19	$7,865	$(60,152)
SPI 200 Index	19	06/20/19	2,191	1
Euro STOXX 50 Index	343	06/21/19	12,479	136,416
FTSE 100 Index	53	06/21/19	4,884	97,939

				$174,204

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)		$—	$—	$234,356	$—	$—	$—	$234,356

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	(a)	$—	$—	$60,152	$—	$—	$—	$60,152

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	$—	$—	$73,754	$—	$—	$—	$73,754
Forward foreign currency exchange contracts	—	—	—	16,470	—	—	16,470

	$—	$—	$73,754	$16,470	$—	$—	$90,224

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Future Contracts	$—	$—	$(592,115)	$—	$—	$—	$(592,115)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,464,195
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	—	(a)
Average amounts sold — in USD	—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$234,201	$66,158,808	$1	$66,393,010
Austria	646,392	2,854,015	—	3,500,407
Belgium	—	9,915,779	—	9,915,779
Denmark	34,477	15,663,953	—	15,698,430
Finland	—	14,049,667	—	14,049,667
France	783,774	81,872,323	—	82,656,097
Germany	3,032,348	52,375,962	—	55,408,310
Hong Kong	668,784	24,765,363	—	25,434,147
India	—	—	301,082	301,082
Ireland	—	867,408	—	867,408
Israel	—	662,321	—	662,321
Italy	—	21,785,103	—	21,785,103
Japan	—	177,975,319	—	177,975,319
Jordan	—	30,781	—	30,781
Luxembourg	42,196	548,551	—	590,747
Macau	—	706,626	—	706,626
Netherlands	19,593	45,948,542	—	45,968,135
New Zealand	—	394,447	—	394,447
Norway	—	13,211,118	—	13,211,118
Portugal	—	2,549,175	—	2,549,175
Singapore	—	9,817,527	—	9,817,527
South Africa	—	1,788,673	—	1,788,673
Spain	167,437	25,383,435	—	25,550,872
Sweden	—	19,499,567	—	19,499,567
Switzerland	—	75,849,055	—	75,849,055
United Kingdom	—	107,549,243	—	107,549,243
United States	—	3,502,813	1,182,442	4,685,255
Preferred Stocks:
Germany	309,479	—	—	309,479
United States	—	—	2,056,168	2,056,168
Short-Term Securities	5,627,803	—	—	5,627,803

Subtotal	$11,566,484	$775,725,574	$3,539,693	$790,831,751

Investments Valued at NAV(a)				9,994,868

Total Investments				$800,826,619

Derivative Financial Instruments(b)
Assets:
Equity contracts	$234,356	$—	$—	$234,356
Liabilities:
Equity contracts	(60,152)	—	—	(60,152)

	$174,204	$—	$—	$174,204

(a)	Certain investments of the Fund were fair valued using net assets value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Advantage International Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Long-Term Investments:
Austria	$147,910	$—	$—	$(147,910)
Germany	309,816	—	—	(309,816)
Hong Kong	—	(599,943)	599,943	—
Netherlands	239,260	(1,041,494)	1,041,494	(239,260)
Spain	187,560	—	—	(187,560)
Sweden	—	(201,630)	201,630	—
United Kingdom	—	(1,229,113)	1,229,113	—

	$884,546	$(3,072,180)	$3,072,180	$(884,546)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments March 31, 2019 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.0%

Biotechnology — 15.7%
ACADIA Pharmaceuticals, Inc. (a)(b)	655,400	$17,597,490
Acceleron Pharma, Inc. (a)(b)	778,000	36,231,460
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679) (a)(c)(d)	297,971,595	34,356,125
Agios Pharmaceuticals, Inc. (a)(b)	294,200	19,840,848
Alexion Pharmaceuticals, Inc. (a)(b)	329,000	44,474,220
Allakos, Inc. (a)(b)	282,680	11,448,540
Allogene Therapeutics, Inc. (a)(b)	126,399	3,654,195
Allogene Therapeutics, Inc., (Acquired 10/11/18, cost $9,350,000) (a)(d)	611,111	17,612,220
Alnylam Pharmaceuticals, Inc. (a)(b)	151,300	14,138,985
Amgen, Inc.	281,912	53,557,642
Amicus Therapeutics, Inc. (a)	408,928	5,561,421
AnaptysBio, Inc. (a)(b)	39,100	2,856,255
Apellis Pharmaceuticals, Inc. (a)(b)	422,804	8,244,678
Arena Pharmaceuticals, Inc. (a)(b)	498,018	22,326,147
Assembly Biosciences, Inc. (a)	93,050	1,832,155
Biogen, Inc. (a)	222,662	52,632,844
Biohaven Pharmaceutical Holding Co. Ltd. (a)(b)	362,686	18,667,448
BioMarin Pharmaceutical, Inc. (a)(b)	584,700	51,938,901
Blueprint Medicines Corp. (a)	63,100	5,051,155
Cellectis SA - ADR (a)(b)	275,713	5,056,576
Checkpoint Therapeutics, Inc. (a)(b)	802,300	2,294,578
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	627,000	4,357,650
Cytokinetics, Inc. (a)(b)	207,900	1,681,911
Eidos Therapeutics, Inc. (a)(b)	145,596	3,414,226
Exact Sciences Corp. (a)	270,300	23,413,386
Galapagos NV — ADR (a)(b)	104,600	12,319,788
Genmab A/S (a)	97,600	16,935,325
Gilead Sciences, Inc.	1,554,656	101,068,187
Halozyme Therapeutics, Inc. (a)(b)	469,900	7,565,390
Hua Medicine (Acquired 9/7/18, cost $6,248,180) (a)(d)	7,380,870	7,258,685
ImmunoGen, Inc. (a)(b)	648,100	1,756,351
Incyte Corp. (a)	830,300	71,414,103
InflaRx NV (a)(b)	262,470	9,918,741
Insmed, Inc. (a)	915,977	26,627,451
Mirati Therapeutics, Inc. (a)(b)	170,750	12,515,975
Neurocrine Biosciences, Inc. (a)(b)	407,800	35,927,180
Principia Biopharma, Inc. (a)	74,768	2,542,112
Ra Pharmaceuticals, Inc. (a)(b)	727,337	16,292,349
Regeneron Pharmaceuticals, Inc. (a)	167,222	68,664,698
Sarepta Therapeutics, Inc. (a)	260,625	31,063,894
Seattle Genetics, Inc. (a)(b)	1,027,218	75,233,446
Spark Therapeutics, Inc. (a)	165,980	18,901,802
Sutro Biopharma, Inc. (a)	10,967	124,914
Syndax Pharmaceuticals, Inc. (a)	288,521	1,514,735
Ultragenyx Pharmaceutical, Inc. (a)(b)	320,300	22,216,008
Vertex Pharmaceuticals, Inc. (a)	633,770	116,581,992

		1,118,684,182

Health Care Equipment & Supplies — 32.4%
Abbott Laboratories	5,428,300	433,938,302
Align Technology, Inc. (a)(b)	110,000	31,276,300
Baxter International, Inc.	1,868,300	151,911,473
Becton Dickinson and Co.	460,192	114,923,748
Boston Scientific Corp. (a)	7,783,052	298,713,536
ConvaTec Group PLC (e)	18,878,300	34,833,854
Edwards Lifesciences Corp. (a)	846,400	161,941,712
Intuitive Surgical, Inc. (a)	352,600	201,186,508
Masimo Corp. (a)	698,200	96,547,096
Medtronic PLC	2,331,523	212,355,115
Nevro Corp. (a)	240,600	15,039,906
ResMed, Inc.	692,600	72,009,622
SI-BONE, Inc. (a)	116,298	2,191,054
Stryker Corp.	1,165,400	230,189,808

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	303,500	$91,705,560
Varian Medical Systems, Inc. (a)	384,000	54,420,480
Wright Medical Group NV (a)(b)	1,133,100	35,635,995
Zimmer Biomet Holdings, Inc.	561,300	71,678,010

		2,310,498,079

Health Care Providers & Services — 17.4%
Amedisys, Inc. (a)	464,800	57,291,248
Anthem, Inc.	677,300	194,371,554
Centene Corp. (a)	1,649,200	87,572,520
Cigna Corp.	633,900	101,943,798
Guardant Health, Inc. (a)	89,502	6,864,803
HCA Healthcare, Inc.	443,148	57,777,636
Humana, Inc.	529,900	140,953,400
LHC Group, Inc. (a)	206,944	22,941,812
Quest Diagnostics, Inc.	392,900	35,329,568
UnitedHealth Group, Inc.	2,151,453	531,968,269

		1,237,014,608

Health Care Technology — 0.5%
Teladoc Health, Inc. (a)(b)	620,100	34,477,560

Life Sciences Tools & Services — 7.1%
Agilent Technologies, Inc.	1,016,400	81,698,232
Charles River Laboratories International, Inc. (a)	173,900	25,258,975
Genfit (a)	188,900	4,533,600
Illumina, Inc. (a)(b)	59,000	18,330,710
IQVIA Holdings, Inc. (a)	425,000	61,136,250
QIAGEN NV (a)	894,500	36,388,260
Thermo Fisher Scientific, Inc.	853,200	233,537,904
WuXi AppTec Co. Ltd., H Shares (a)(e)	2,076,400	25,274,049
Wuxi Biologics Cayman, Inc. (a)(e)	1,977,000	19,258,752

		505,416,732

Pharmaceuticals — 24.9%
Allergan PLC	535,760	78,440,622
AstraZeneca PLC	1,362,227	108,735,467
AstraZeneca PLC — ADR	716,700	28,976,181
Bristol-Myers Squibb Co.	1,687,626	80,516,636
Chugai Pharmaceutical Co. Ltd.	293,000	20,181,553
Daiichi Sankyo Co. Ltd.	556,000	25,674,794
Elanco Animal Health, Inc. (a)	1,802,360	57,801,685
Eli Lilly & Co.	1,633,900	212,014,864
GlaxoSmithKline PLC	3,358,300	69,771,725
Hua Medicine (a)(b)(e)	5,810,000	5,713,820
Merck & Co., Inc.	3,735,811	310,707,401
Merck KGaA	323,760	36,964,170
MyoKardia, Inc. (a)	130,754	6,797,900
Nektar Therapeutics (a)(b)	135,100	4,539,360
Novartis AG — ADR	413,300	39,734,662
Novo Nordisk A/S — ADR	1,443,700	75,519,947
Pfizer, Inc.	7,554,937	320,858,174
Reata Pharmaceuticals, Inc., Class A (a)	183,154	15,654,172
Roche Holding AG	128,900	35,519,024
Sanofi	605,400	53,532,241
Sanofi — ADR	770,100	34,100,028
Teva Pharmaceutical Industries Ltd. — ADR (a)	1,104,200	17,313,856
Theravance Biopharma, Inc. (a)(b)	85,900	1,947,353
Tricida, Inc. (a)(b)	169,530	6,547,249
Urovant Sciences Ltd. (a)(b)	123,464	1,240,813
Zoetis, Inc.	1,256,300	126,471,721

		1,775,275,418

Total Common Stocks — 98.0% (Cost: $4,666,331,673)		6,981,366,579

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Beneficial Interest	Value

Other Interests — 0.0%

Biotechnology — 0.0%
Afferent Pharmaceuticals, Inc., Series C (a)(c)	3,420,640	$2,223,416

Total Long-Term Investments — 98.0% (Cost: $4,666,331,673)		6,983,589,995

	Shares

Short-Term Securities — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (f)(h)	226,237,940	226,237,940
SL Liquidity Series, LLC, Money Market Series, 2.67% (f)(g)(h)	109,594,256	109,616,175

Total Short-Term Investments — 4.7% (Cost: $335,824,502)		335,854,115

Value

Total Investments — 102.7% (Cost: $5,002,156,175)	$ 7,319,444,110

Liabilities in Excess of Other Assets — (2.7)%	(191,480,255)

Net Assets — 100.0%	$ 7,127,963,855

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $59,227,030 representing 0.8% of its net assets as of period end, and an original cost of $32,739,859.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	94,011,095	132,226,845	226,237,940	$226,237,940	$3,645,785		$—	$—
SL Liquidity Series, LLC, Money Market Series	243,252,303	(133,658,047)	109,594,256	109,616,175	2,205,068	(b)	16,026	8,951

				$335,854,115	$5,850,853		$16,026	$8,951

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$2,254,162	$—	$—	$2,254,162
Options written	—	—	180,333	—	—	—	180,333

	$—	$—	$180,333	$2,254,162	$—	$—	$2,434,495

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(698,905)	$—	$—	$(698,905)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$30,215,598
Options:
Average value of option contracts written	—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,042,521,827	$41,806,230	$34,356,125	$1,118,684,182
Health Care Equipment & Supplies	2,275,664,225	34,833,854	—	2,310,498,079
Health Care Providers & Services	1,237,014,608	—	—	1,237,014,608
Health Care Technology	34,477,560	—	—	34,477,560
Life Sciences Tools & Services	486,157,980	19,258,752	—	505,416,732
Pharmaceuticals	1,424,896,444	350,378,974	—	1,775,275,418
Other Interests:
Biotechnology	—	—	2,223,416	2,223,416
Short-Term Securities	226,237,940	—	—	226,237,940

Subtotal	$6,726,970,584	$446,277,810	$36,579,541	$7,209,827,935

Investments Valued at NAV(a)				109,616,175

Total Investments				$7,319,444,110

(a)	Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the period ended March 31, 2019, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2019 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 80.0%

Aerospace & Defense — 1.2%
BAE Systems PLC	263,136	$1,654,020
Lockheed Martin Corp.	11,309	3,394,509

		5,048,529

Automobiles — 1.4%
Ford Motor Co.	669,550	5,878,649

Banks — 11.2%
Citigroup, Inc.	132,980	8,274,016
FirstSun Capital Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(b)(c)	167,410	5,313,593
JPMorgan Chase & Co.	139,867	14,158,736
Regions Financial Corp.	100,391	1,420,533
Wells Fargo & Co.	399,782	19,317,466

		48,484,344

Beverages — 0.7%
PepsiCo, Inc.	23,496	2,879,435

Biotechnology — 0.8%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300) (a)(b)(c)	31,555,035	3,638,296

Building Products — 0.9%
Johnson Controls International PLC	107,485	3,970,496

Capital Markets — 1.6%
Morgan Stanley	79,790	3,367,138
State Street Corp.	53,851	3,543,934

		6,911,072

Chemicals — 0.9%
DowDuPont, Inc.	71,871	3,831,443

Communications Equipment — 1.6%
Cisco Systems, Inc.	129,890	7,012,761

Containers & Packaging — 0.8%
International Paper Co.	64,268	2,973,680
Packaging Corp. of America	7,202	715,735

		3,689,415

Diversified Financial Services — 0.4%
AXA Equitable Holdings, Inc.	84,275	1,697,299

Diversified Telecommunication Services — 5.6%
AT&T, Inc.	254,220	7,972,339
BCE, Inc.	122,296	5,428,719
Verizon Communications, Inc.	186,889	11,050,747

		24,451,805

Electric Utilities — 3.1%
Edison International	26,969	1,669,920
FirstEnergy Corp.	279,883	11,645,932

		13,315,852

Energy Equipment & Services — 1.1%
Baker Hughes a GE Co.	168,714	4,676,752

Equity Real Estate Investment Trusts (REITs) — 1.4%
Crown Castle International Corp.	19,138	2,449,664
Weyerhaeuser Co.	135,048	3,557,164

		6,006,828

Food Products — 1.4%
Kraft Heinz Co.	76,201	2,487,963
Mondelez International, Inc., Class A	27,719	1,383,732
Nestle SA, Registered Shares	21,332	2,034,015

		5,905,710

Health Care Equipment & Supplies — 1.6%
Koninklijke Philips NV	108,040	4,414,273

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	26,750	$2,436,390

		6,850,663

Health Care Providers & Services — 2.1%
Cardinal Health, Inc.	53,417	2,572,029
CVS Health Corp.	77,924	4,202,441
Quest Diagnostics, Inc.	27,117	2,438,361

		9,212,831

Household Durables — 0.6%
Newell Brands, Inc.	170,636	2,617,556

Household Products — 0.8%
Procter & Gamble Co.	31,328	3,259,678

Industrial Conglomerates — 1.8%
3M Co.	15,623	3,246,147
Siemens AG, Registered Shares	41,032	4,412,703

		7,658,850

Insurance — 8.0%
American International Group, Inc.	131,626	5,667,816
Arthur J. Gallagher & Co.	37,577	2,934,764
MetLife, Inc.	240,636	10,243,875
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	14,573	3,453,736
Prudential Financial, Inc.	71,456	6,565,377
Swiss Re AG	25,128	2,456,142
Travelers Cos., Inc.	23,296	3,195,279

		34,516,989

Multi-Utilities — 1.8%
Engie SA	166,401	2,481,525
Public Service Enterprise Group, Inc.	85,877	5,101,953

		7,583,478

Oil, Gas & Consumable Fuels — 11.9%
BP PLC	2,059,330	14,953,853
Marathon Petroleum Corp.	76,827	4,598,096
ONEOK, Inc.	98,712	6,894,046
Suncor Energy, Inc.	136,788	4,436,035
TOTAL SA — ADR	66,613	3,707,013
Williams Cos., Inc.	590,450	16,957,724

		51,546,767

Personal Products — 0.4%
Unilever NV — NY Shares	32,343	1,885,273

Pharmaceuticals — 8.1%
AstraZeneca PLC	85,923	6,858,532
Bayer AG, Registered Shares	60,295	3,882,529
Novartis AG — ADR	25,721	2,472,817
Novartis AG, Registered Shares	61,040	5,867,137
Pfizer, Inc.	371,278	15,768,177

		34,849,192

Road & Rail — 0.6%
Lyft, Inc., Class A (a)	32,704	2,560,396

Semiconductors & Semiconductor Equipment — 2.6%
QUALCOMM, Inc.	107,568	6,134,603
Taiwan Semiconductor Manufacturing Co. Ltd.	616,000	4,933,580

		11,068,183

Specialty Retail — 0.3%
Lowe’s Cos., Inc.	12,483	1,366,514

Technology Hardware, Storage & Peripherals — 1.7%
Samsung Electronics Co. Ltd. - GDR	7,618	7,488,312

Tobacco — 2.3%
Altria Group, Inc.	92,997	5,340,818

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Tobacco (continued)
Philip Morris International, Inc.		54,172	$4,788,263

			10,129,081

Wireless Telecommunication Services — 1.3%
China Mobile Ltd. — ADR		113,787	5,801,999

Total Common Stocks — 80.0% (Cost: $325,122,175)			345,794,448

Preferred Stocks — 2.1%

Software — 2.1%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(b)(c)		701,470	4,454,335
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,446,483) (a)(b)(c)		93,243	4,790,825

			9,245,160

Total Preferred Stocks — 2.1% (Cost: $5,746,494)			9,245,160

		Par (000)

Equity-Linked Notes — 17.7%

Aerospace & Defense — 0.4%
BNP Paribas Arbitrage (BAE Systems PLC) 31.06% 05/23/19	GBP	67	411,566
JP Morgan Securities LLC (Lockheed Martin Corp.) 19.93% 04/04/19	USD	4	1,171,984

			1,583,550

Banks — 0.9%
RBC Capital Markets LLC (JPMorgan Chase & Co.) 14.84% 05/02/19		36	3,634,187
TD Securities, Inc. (Regions Financial Corp.) 18.7% 05/10/19		26	371,064

			4,005,251

Beverages — 0.4%
JP Morgan Securities LLC (Pepsico, Inc.) 15.9% 04/04/19		16	1,893,090

Building Products — 0.2%
CIBC World Markets Corp. (Johnson Controls International PLC) 17.81% 05/17/19		27	992,860

Capital Markets — 0.4%
BNP Paribas Arbitrage (Morgan Stanley) 14.14% 04/11/19		21	891,492
Credit Suisse Securities (USA) LLC (State Street Corp.) 24.% 05/17/19		14	919,028

			1,810,520

Chemicals — 0.2%
RBC Capital Markets LLC (Dowdupont, Inc.) 15.14% 04/11/19		14	750,486

Communications Equipment — 1.1%
SG Americas Securities LLC (Cisco Systems, Inc.) 14.69% 04/24/19		89	4,725,489

Containers & Packaging — 0.2%
CIBC World Markets Corp. (Packaging Corp. Of America) 20.68% 05/10/19		2	175,418
RBC Capital Markets LLC (International Paper Co.) 15.39% 04/24/19		16	761,428

			936,846

Security		Par (000)	Value

Diversified Financial Services — 0.1%
RBC Capital Markets LLC (AXA Equitable Holdings, Inc.) 15.26% 05/02/19		22	$434,278

Diversified Telecommunication Services — 1.5%
BNP Paribas Arbitrage (Verizon Communications, Inc.) 11.08% 04/04/19		54	2,995,708
JP Morgan Securities LLC (BCE, Inc.) 18.79% 04/04/19		85	3,688,950

			6,684,658

Electric Utilities — 0.8%
RBC Capital Markets LLC (Firstenergy Corp.) 16.23% 04/18/19		72	2,961,763
SG Americas Securities LLC (Edison International) 15.6% 04/24/19		7	431,221

			3,392,984

Energy Equipment & Services — 0.3%
Credit Suisse Securities (USA) LLC (Baker Hughes A GE Co.) 27.1% 05/17/19		43	1,169,667

Equity Real Estate Investment Trusts (REITs) — 0.6%
CIBC World Markets Corp. (Weyerhaeuser Co.) 18.83% 05/17/19		35	911,951
RBC Capital Markets LLC (Crown Castle International Corp.) 17.17% 04/18/19		13	1,634,600

			2,546,551

Food Products — 0.5%
Credit Suisse Securities (USA) LLC (Kraft Heinz Co.) 16.2% 05/02/19		20	625,722
HSBC Bank USA NA (Mondelez International, Inc.) 20.01% 05/17/19		7	337,941
RBC Capital Markets LLC (Kellogg Co.) 12.6% 04/18/19		8	455,768
Societe Generale (Nestle SA) 21.18% 05/23/19	CHF	7	637,987

			2,057,418

Health Care Equipment & Supplies — 0.4%
CIBC World Markets Corp. (Koninklijke Philips NV) 10.6% 04/30/19	EUR	28	1,111,975
RBC Capital Markets LLC (Medtronic PLC) 12.85% 05/02/19	USD	7	623,478

			1,735,453

Health Care Providers & Services — 0.1%
RBC Capital Markets LLC (Quest Diagnostics, Inc.) 16.67% 04/24/19		7	612,483

Household Products — 0.5%
Credit Suisse Securities (USA) LLC (Procter & Gamble Co.) 18.6% 05/10/19		21	2,185,244

Industrial Conglomerates — 0.5%
CIBC World Markets Corp. (3M Co.) 12.19% 04/24/19		4	825,628
Credit Suisse Securities (USA) LLC (Siemens AG) 9.7% 05/23/19	EUR	14	1,480,318

			2,305,946

Insurance — 2.0%
BNP Paribas Arbitrage (Swiss Re AG) 9.72% 04/23/19	CHF	17	1,662,423
CIBC World Markets Corp. (Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen) 7.62% 04/30/19	EUR	4	847,391

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
CIBC World Markets Corp. (Travelers Cos., Inc.) 12.08% 05/10/19	USD	6	$795,905
RBC Capital Markets LLC (Prudential Financial, Inc.) 13.26% 05/02/19		18	1,693,885
TD Securities (USA) LLC (Metlife, Inc.) 15.59% 04/18/19		62	2,663,720
TD Securities, Inc. (Arthur J. Gallagher & Co.) 15.03% 04/04/19		13	1,025,239

			8,688,563

Multi-Utilities — 1.2%
BNP Paribas Arbitrage (Public Service Enterprise Group, Inc.) 14.69% 04/11/19		60	3,428,713
Societe Generale (Engie SA) 26.04% 05/23/19	EUR	116	1,727,936

			5,156,649

Oil, Gas & Consumable Fuels — 1.5%
BNP Paribas Arbitrage (Marathon Petroleum Corp.) 24.42% 05/20/19	USD	15	882,138
BNP Paribas Arbitrage (Total SA) 18.98% 04/04/19		23	1,288,755
CIBC World Markets Corp. (BP PLC) 10.7% 04/30/19	GBP	526	3,790,234
JP Morgan Securities LLC (Marathon Petroleum Corp.) 16.11% 04/11/19	USD	11	686,632

			6,647,759

Personal Products — 0.1%
RBC Capital Markets LLC (Unilever NV) 9.9% 04/11/19		8	471,077

Pharmaceuticals — 2.7%
BNP Paribas Arbitrage (Novartis AG) 12.28% 05/23/19	CHF	20	1,883,185
CIBC World Markets Corp. (Novartis AG) 12.55% 05/20/19	USD	7	611,802
Credit Suisse Securities (USA) LLC (Pfizer, Inc.) 16.9% 05/10/19		95	3,988,671
RBC Capital Markets LLC (Merck & Co., Inc.) 14.32% 04/18/19		35	2,870,672
Societe Generale (Astrazeneca PLC) 19.3% 05/23/19	GBP	26	2,136,964

			11,491,294

Security		Par (000)	Value

Specialty Retail — 0.1%
RBC Capital Markets LLC (Lowe’s Cos., Inc.) 15.62% 05/02/19	USD	3	$323,038

Tobacco — 0.6%
HSBC Bank USA NA (Philip Morris International, Inc.) 18.77% 05/17/19		14	1,210,936
RBC Capital Markets LLC (Altria Group, Inc.) 19.32% 04/18/19		24	1,378,576

			2,589,512

Wireless Telecommunication Services — 0.4%
CIBC World Markets Corp. (China Mobile Ltd.) 14.53% 05/10/19		29	1,498,837

Total Equity-Linked Notes — 17.7% (Cost: $76,718,500)			76,689,503

Total Long-Term Investments — 99.8% (Cost: $407,587,169)			431,729,111

		Shares

Short-Term Securities —3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (d)(e)		13,368,694	13,368,694

Total Short-Term Securities — 3.1% (Cost: $13,368,694)			13,368,694

Options Purchased — 0.2%

Total Options Purchased — 0.2% (Cost: $955,174)			790,152

Total Investments — 103.1% (Cost: $421,911,037)			445,887,957

Liabilities in Excess of Other Assets — (3.1)%			(13,355,832)

Net Assets — 100.0%			$432,532,125

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $18,197,049, representing 4.2% of its net assets as of period end, and an original cost of $15,161,523.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,275,547	2,093,147	13,368,694	$13,368,694	$73,249	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock High Equity Income Fund

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price	Contracts	Market Value
AT&T Inc.	Put	01/15/21	USD 28.00	2,706	$790,152

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options purchased	Investments at value — unaffiliated(a)	$—	$—	$790,152	$—	$—	$—	$790,152

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(165,022)	$—	$—	$—	$(165,022)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)
Options:
Average number of option contracts purchased	395,076

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,394,509	$1,654,020	$—	$5,048,529
Automobiles	5,878,649	—	—	5,878,649
Banks	43,170,751	—	5,313,593	48,484,344
Beverages	2,879,435	—	—	2,879,435
Biotechnology	—	—	3,638,296	3,638,296
Building Products	3,970,496	—	—	3,970,496
Capital Markets	6,911,072	—	—	6,911,072
Chemicals	3,831,443	—	—	3,831,443
Communications Equipment	7,012,761	—	—	7,012,761
Containers & Packaging	3,689,415	—	—	3,689,415
Diversified Financial Services	1,697,299	—	—	1,697,299
Diversified Telecommunication Services	24,451,805	—	—	24,451,805
Electric Utilities	13,315,852	—	—	13,315,852
Energy Equipment & Services	4,676,752	—	—	4,676,752
Equity Real Estate Investment Trusts (REITs)	6,006,828	—	—	6,006,828
Food Products	3,871,695	2,034,015	—	5,905,710
Health Care Equipment & Supplies	2,436,390	4,414,273	—	6,850,663
Health Care Providers & Services	9,212,831	—	—	9,212,831
Household Durables	2,617,556	—	—	2,617,556
Household Products	3,259,678	—	—	3,259,678
Industrial Conglomerates	3,246,147	4,412,703	—	7,658,850
Insurance	28,607,111	5,909,878	—	34,516,989
Multi-Utilities	5,101,953	2,481,525	—	7,583,478

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$36,592,914	$14,953,853	$—	$51,546,767
Personal Products	1,885,273	—	—	1,885,273
Pharmaceuticals	18,240,994	16,608,198	—	34,849,192
Road & Rail	2,560,396	—	—	2,560,396
Semiconductors & Semiconductor Equipment	6,134,603	4,933,580	—	11,068,183
Specialty Retail	1,366,514	—	—	1,366,514
Technology Hardware, Storage & Peripherals	—	7,488,312	—	7,488,312
Tobacco	10,129,081	—	—	10,129,081
Wireless Telecommunication Services	5,801,999	—	—	5,801,999
Preferred Stocks:
Software	—	—	9,245,160	9,245,160
Equity-Linked Notes:
Aerospace & Defense	—	1,583,550	—	1,583,550
Banks	—	4,005,251	—	4,005,251
Beverages	—	1,893,090	—	1,893,090
Building Products	—	992,860	—	992,860
Capital Markets	—	1,810,520	—	1,810,520
Chemicals	—	750,486	—	750,486
Communications Equipment	—	4,725,489	—	4,725,489
Containers & Packaging	—	936,846	—	936,846
Diversified Financial Services	—	434,278	—	434,278
Diversified Telecommunication Services	—	6,684,658	—	6,684,658
Electric Utilities	—	3,392,984	—	3,392,984
Energy Equipment & Services	—	1,169,667	—	1,169,667
Equity Real Estate Investment Trusts (REITs)	—	2,546,551	—	2,546,551
Food Products	—	2,057,418	—	2,057,418
Health Care Equipment & Supplies	—	1,735,453	—	1,735,453
Health Care Providers & Services	—	612,483	—	612,483
Household Products	—	2,185,244	—	2,185,244
Industrial Conglomerates	—	2,305,946	—	2,305,946
Insurance	—	8,688,563	—	8,688,563
Multi-Utilities	—	5,156,649	—	5,156,649
Oil, Gas & Consumable Fuels	—	6,647,759	—	6,647,759
Personal Products	—	471,077	—	471,077
Pharmaceuticals	—	11,491,294	—	11,491,294
Specialty Retail	—	323,038	—	323,038
Tobacco	—	2,589,512	—	2,589,512
Wireless Telecommunication Services	—	1,498,837	—	1,498,837
Options Purchased:
Equity contracts	790,152	—	—	790,152
Short-Term Securities	13,368,694	—	—	13,368,694

	$286,111,048	$141,579,860	$18,197,049	$445,887,957

During the six months ended March 31, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2018	$9,607,907	$8,207,583	$17,815,490
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(656,018)	1,037,577	381,559
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of March 31, 2019	$8,951,889	$9,245,160	$18,197,049

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 (b)	$(656,018)	$1,037,577	$381,559

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock High Equity Income Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Common Stocks	$8,951,889	Market	Tangible Book Value Multiple(a)	1.65x	—
		Income	Discount Rate(b)	3%	—
Preferred Stocks	9,245,160	Market	Revenue Multiple(a)	7.00x - 16.75x	11.70x

	$18,197,049

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

32	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2019 (Unaudited)	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.7%

Australia — 9.0%
Amcor Ltd.	1,078,855	$11,804,176
Ansell Ltd.	235,519	4,255,149
Sonic Healthcare Ltd.	361,035	6,300,965

		22,360,290

Canada — 10.1%
Rogers Communications, Inc., Class B	223,416	12,015,496
TELUS Corp.	356,867	13,208,098

		25,223,594

China — 1.6%
ANTA Sports Products Ltd.	570,400	3,888,413

Denmark — 2.8%
Novo Nordisk A/S, Class B	134,938	7,052,585

Finland — 3.7%
Kone OYJ, Class B	182,291	9,207,232

France — 4.6%
Sanofi	47,261	4,179,034
Schneider Electric SE	92,984	7,298,217

		11,477,251

Germany — 4.3%
Deutsche Post AG, Registered Shares	331,619	10,791,911

India — 2.4%
Hero MotoCorp Ltd.	84,616	3,118,174
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $7,423,816) (a)(b)(c)	9,970	2,779,437

		5,897,611

Japan — 1.6%
Japan Tobacco, Inc.	157,600	3,903,409

Netherlands — 5.1%
Heineken NV	49,825	5,266,230
Koninklijke Philips NV	184,676	7,545,449

		12,811,679

Singapore — 4.7%
DBS Group Holdings Ltd.	329,200	6,145,137
United Overseas Bank Ltd.	302,500	5,643,865

		11,789,002

Sweden — 2.2%
Svenska Handelsbanken AB, A Shares	528,341	5,578,224

Switzerland — 10.9%
Cie Financiere Richemont SA, Registered Shares	46,008	3,356,437

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered Shares	104,849	$9,997,395
Novartis AG, Registered Shares	101,824	9,787,276
SGS SA, Registered Shares	1,610	4,010,023

		27,151,131

Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	944,000	7,560,552

United Kingdom — 26.1%
AstraZeneca PLC	73,855	5,895,242
BAE Systems PLC	1,164,491	7,319,755
British American Tobacco PLC	265,023	11,056,241
Diageo PLC	172,392	7,054,671
GlaxoSmithKline PLC	459,800	9,552,761
Imperial Brands PLC	330,197	11,295,167
Metro Bank PLC (b)	53	524
RELX PLC (b)	168,109	3,593,280
Unilever PLC	161,903	9,319,606

		65,087,247

United States — 4.6%
3M Co.	35,414	7,358,321
Microsoft Corp.	35,453	4,181,327

		11,539,648

Total Common Stocks — 96.7% (Cost: $240,882,107)		241,319,779

Preferred Stocks — 1.9%

China — 1.9%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046) (a)(b)(c)

(Cost — $2,770,046) — 0.0%	101,000	4,666,200

Total Long-Term Investments — 98.6% (Cost: $243,652,153)		245,985,979

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (d)(e)	1,423,184	1,423,184

Total Short-Term Securities — 0.6% (Cost: $1,423,184)		1,423,184

Total Investments — 99.2% (Cost: $245,075,337)		247,409,163

Other Assets Less Liabilities — 0.8%		2,060,864

Net Assets — 100.0%		$249,470,027

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,445,637, representing 3.0% of its net assets as of period end, and an original cost of $10,193,862.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	306,821	1,116,363	1,423,184	$1,423,184	$4,139		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	9	(b)	—	—

				$1,423,184	$4,148		$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock International Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$417	$—	$—	$417

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Australia	$—	$22,360,290	$—	$22,360,290
Canada	25,223,594	—	—	25,223,594
China	—	3,888,413	—	3,888,413
Denmark	—	7,052,585	—	7,052,585
Finland	—	9,207,232	—	9,207,232
France	—	11,477,251	—	11,477,251
Germany	—	10,791,911	—	10,791,911
India	—	3,118,174	2,779,437	5,897,611
Japan	—	3,903,409	—	3,903,409
Netherlands	—	12,811,679	—	12,811,679
Singapore	—	11,789,002	—	11,789,002
Sweden	—	5,578,224	—	5,578,224
Switzerland	—	27,151,131	—	27,151,131
Taiwan	—	7,560,552	—	7,560,552
United Kingdom	—	65,087,247	—	65,087,247
United States	11,539,648	—	—	11,539,648
Preferred Stocks:
China	—	—	4,666,200	4,666,200
Short-Term Securities	1,423,184	—	—	1,423,184

	$38,186,426	$201,777,100	$7,445,637	$247,409,163

During the six months ended March 31, 2019, there were no transfers between Level 1 and Level 2.

34	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock International Dividend Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2018	$2,047,340	$5,143,930	$7,191,270
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	732,097	(477,730)	254,367
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of March 31, 2019	$2,779,437	$4,666,200	$7,445,637

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 (b)	$732,097	$(477,730)	$254,367

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized
Common Stocks	$2,779,437	Market	Revenue Multiple	(a)	6.75x
Preferred Stocks	4,666,200	Market	Revenue Multiple	(a)	3.50x

	$7,445,637

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2019 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.0%

Communications Equipment — 0.7%
Viavi Solutions, Inc. (a)	885,553	$10,963,146

Diversified Consumer Services — 0.8%
Arco Platform Ltd., Class A (a)(b)	407,665	13,163,503

Diversified Telecommunication Services — 1.5%
Bandwidth, Inc., Class A (a)	131,483	8,804,102
China Tower Corp. Ltd., H Shares (a)(c)	65,238,000	15,153,463

		23,957,565

Electronic Equipment, Instruments & Components — 2.0%
II-VI, Inc. (a)(b)	540,818	20,140,062
Keysight Technologies, Inc. (a)	130,151	11,349,167

		31,489,229

Entertainment — 2.9%
Netflix, Inc. (a)	44,067	15,712,530
Studio Dragon Corp. (a)(b)(d)	94,283	7,438,359
Take-Two Interactive Software, Inc. (a)(b)	81,325	7,674,640
Ubisoft Entertainment SA (a)	168,739	15,046,992

		45,872,521

Equity Real Estate Investment Trusts (REITs) — 0.7%
Equinix, Inc.	24,147	10,942,455

Health Care Technology — 1.2%
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	1,612,959	9,124,114
Teladoc Health, Inc. (a)(b)	159,965	8,894,054

		18,018,168

Household Durables — 0.7%
Roku, Inc. (a)	162,384	10,475,392

Interactive Media & Services — 12.2%
58.com, Inc. — ADR (a)	96,129	6,313,753
Alphabet, Inc., Class A (a)	47,565	55,978,773
Eventbrite, Inc., Class A (a)(b)	227,516	4,361,482
Facebook, Inc., Class A (a)	147,697	24,619,613
IAC/InterActiveCorp (a)	88,979	18,695,378
Tencent Holdings Ltd.	1,462,500	67,257,154
Yandex NV, Class A (a)	445,000	15,281,300

		192,507,453

Internet & Direct Marketing Retail — 11.7%
Alibaba Group Holding Ltd. — ADR (a)	303,744	55,418,093
Amazon.com, Inc. (a)	28,052	49,953,599
Ctrip.com International Ltd. — ADR (a)	304,612	13,308,498
Delivery Hero SE (a)(c)	268,180	9,686,801
Ensogo Ltd. (a)(e)	94,425	1
Farfetch Ltd., Class A (a)	483,661	13,015,318
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $1,414,399) (a)(e)(f)	1,900	529,682
Maoyan Entertainment (a)(c)	4,622,400	10,163,456
Meituan Dianping, Class B (a)(b)	1,463,830	9,893,973
MercadoLibre, Inc. (a)	34,425	17,478,605
Tongcheng-Elong Holdings Ltd. (a)	1,951,600	4,340,030

		183,788,056

IT Services — 17.1%
Adyen NV (a)(b)(c)	15,721	12,330,863
Endava PLC — ADR (a)	201,991	5,554,753
GDS Holdings Ltd. — ADR (a)	159,696	5,699,550
GMO Payment Gateway, Inc. (b)	210,900	15,040,781
InterXion Holding NV (a)	200,785	13,398,383
Mastercard, Inc., Class A	94,006	22,133,713
MongoDB, Inc. (a)(b)	105,974	15,580,297
Okta, Inc. (a)(b)	157,768	13,052,147
Pagseguro Digital Ltd., Class A (a)(b)	348,173	10,392,964
PayPal Holdings, Inc. (a)	204,814	21,267,886
Shopify, Inc., Class A (a)	53,502	11,054,583
Square, Inc., Class A (a)(b)	289,999	21,726,725

Security	Shares	Value

IT Services (continued)
StoneCo Ltd., Class A (a)(b)	323,137	$13,284,162
Twilio, Inc., Class A (a)	316,813	40,925,903
Visa, Inc., Class A	134,890	21,068,469
Wirecard AG	106,388	13,364,816
Wix.com Ltd. (a)	105,633	12,763,635

		268,639,630

Multiline Retail — 0.7%
Magazine Luiza SA	242,079	10,618,991

Road & Rail — 0.7%
Lyft, Inc., Class A (a)	140,744	11,018,848

Semiconductors & Semiconductor Equipment — 12.3%
Advanced Micro Devices, Inc. (a)	582,638	14,868,922
AIXTRON SE (a)(b)	712,877	6,433,443
ASML Holding NV	73,641	13,840,871
Cree, Inc. (a)(b)	279,549	15,995,794
Inphi Corp. (a)	234,976	10,277,850
Lam Research Corp.	101,305	18,134,608
Marvell Technology Group Ltd.	958,563	19,065,818
Microchip Technology, Inc.	95,744	7,942,922
Monolithic Power Systems, Inc.	73,758	9,993,471
NVIDIA Corp.	66,266	11,898,723
Silicon Laboratories, Inc. (a)(b)	87,563	7,080,344
Skyworks Solutions, Inc.	135,001	11,134,882
SOITEC (a)	145,453	11,933,843
STMicroelectronics NV	535,890	7,948,529
Taiwan Semiconductor Manufacturing Co. Ltd.	2,155,000	17,259,522
Xilinx, Inc.	74,800	9,483,892

		193,293,434

Software — 27.6%
Adobe, Inc. (a)(b)	92,749	24,716,681
Altair Engineering, Inc., Class A (a)(b)	293,467	10,802,520
Alteryx, Inc., Class A (a)(b)	158,877	13,325,014
Altium Ltd.	456,909	10,528,461
Atlassian Corp. PLC, Class A (a)	183,293	20,600,300
Autodesk, Inc. (a)	125,406	19,540,763
Avalara, Inc. (a)	206,244	11,506,353
Elastic NV (a)	83,694	6,684,640
Five9, Inc. (a)	204,823	10,820,799
Guidewire Software, Inc. (a)	89,172	8,663,952
Intuit, Inc.	35,976	9,404,486
Kingdee International Software Group Co. Ltd.	12,542,000	14,563,187
Linx SA	1,148,189	10,826,909
Microsoft Corp.	595,481	70,231,029
Oracle Corp.	195,200	10,484,192
Pluralsight, Inc., Class A (a)	367,043	11,649,945
PTC, Inc. (a)	124,601	11,485,720
RingCentral, Inc., Class A (a)	126,371	13,622,794
SailPoint Technologies Holding, Inc. (a)	362,376	10,407,439
salesforce.com, Inc. (a)	207,533	32,867,001
ServiceNow, Inc. (a)	83,505	20,583,147
Smartsheet, Inc., Class A (a)	256,895	10,478,747
SVMK, Inc. (a)	500,975	9,122,755
Synopsys, Inc. (a)	74,654	8,596,408
Tableau Software, Inc., Class A (a)(b)	100,034	12,732,328
Xero Ltd. (a)	201,290	6,970,963
Zendesk, Inc. (a)	184,741	15,702,985
Zscaler, Inc. (a)	177,909	12,619,085
Zuora, Inc., Class A (a)(b)	250,666	5,020,840

		434,559,443

Technology Hardware, Storage & Peripherals — 3.2%
Apple Inc.	227,054	43,128,907
Western Digital Corp.	163,220	7,844,353

		50,973,260

Total Common Stocks — 96.0% (Cost: $1,046,318,965)		1,510,281,094

36	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 1.1%

Internet & Catalog Retail — 0.4%
Postmates, Inc. (Acquired 01/08/19, cost $6,260,003) (a)(e)(f)	784,550	$6,268,555

Software — 0.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(e)(f)	244,700	1,553,845
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(e)(f)	128,924	6,624,115
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592) (a)(e)(f)	39,400	1,820,280

		9,998,240

Total Preferred Stocks — 1.1% (Cost: $10,840,610)		16,266,795

Total Long-Term Investments — 97.1% (Cost: $1,057,159,575)		$1,526,547,889

Security	Shares	Value

Short-Term Securities — 9.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (g)(i)	56,941,108	$56,941,108
SL Liquidity Series, LLC, Money Market Series, 2.67% (g)(h)(i)	86,503,547	86,520,848

Total Short-Term Securities — 9.1% (Cost: $143,439,833)		143,461,956

Total Investments Before Options Written — 106.2% (Cost: $1,200,599,408)		1,670,009,845

Options Written — 0.0%

Options Written — 0.0% (Premiums Received: $20,508)		(10,798)

Total Investments Net Of Options Written — 0.0%		1,669,999,047

Liabilities in Excess of Other Assets — (6.2)%		(97,099,263)

Net Assets — (6.2)%		$1,572,899,784

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $16,796,477, representing 1.1% of its net assets as of period end, and an original cost $12,255,009.

(g)	Annualized 7-day yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.
(i)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	95,326,684	(38,385,576)	56,941,108	$56,941,108	$700,123		$—	$—
SL Liquidity Series, LLC, Money Market Series	116,620,862	(30,117,315)	86,503,547	86,520,848	675,630	(b)	11,129	11,291

				$143,461,956	$1,375,753		$11,129	$11,291

(a)	Includes net capital gain distributions.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Studio Dragon Corp.	Morgan Stanley & Co. International PLC	24,000	04/11/19	USD	94,336	USD	1,884	$(10,798)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Technology Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written at value	—	—	$10,798	—	—	—	$10,798

For the period ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$(2,226)	$—	$—	$(2,226)
Options written	—	—	497,526	—	—	—	497,526

	$—	$—	$497,526	$(2,226)	$—	$—	$495,300

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$—	$9,710	$—	$—	$—	$9,710

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	—	(a)
Options:
Average value of option contracts written	169,933

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$10,798

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	$10,798

Total derivative assets and liabilities subject to an MNA	—	$10,798

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available of offset under and MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)
Morgan Stanley & Co. International PLC	$10,798	$—	$—	$(200)	$10,598

	$10,798	—	—	$(200)	$10,598

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

38	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Technology Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$10,963,146	$—	$—	$10,963,146
Diversified Consumer Services	13,163,503	—	—	13,163,503
Diversified Telecommunication Services	8,804,102	15,153,463	—	23,957,565
Electronic Equipment, Instruments & Components	31,489,229	—	—	31,489,229
Entertainment	23,387,170	22,485,351	—	45,872,521
Equity Real Estate Investment Trusts (REITs)	10,942,455	—	—	10,942,455
Health Care Technology	8,894,054	9,124,114	—	18,018,168
Household Durables	10,475,392	—	—	10,475,392
Interactive Media & Services	125,250,299	67,257,154	—	192,507,453
Internet & Direct Marketing Retail	169,024,370	14,234,003	529,683	183,788,056
IT Services	227,903,170	40,736,460	—	268,639,630
Multiline Retail	10,618,991	—	—	10,618,991
Road & Rail	11,018,848	—	—	11,018,848
Semiconductors & Semiconductor Equipment	135,877,226	57,416,208	—	193,293,434
Software	402,496,832	32,062,611	—	434,559,443
Technology Hardware, Storage & Peripherals	50,973,260	—	—	50,973,260
Preferred Stocks:
Internet & Catalog Retail	—	—	6,268,555	6,268,555
Software	—	—	9,998,240	9,998,240
Short-Term Securities	56,941,108	—	—	56,941,108

Subtotal	$1,308,223,155	$258,469,364	$16,796,478	$1,583,488,997

Investments Valued at NAV(a)				86,520,848

Total Investments				$1,670,009,845

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$—	$(10,798)	—	$(10,798)

(a)	Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Long-Term Investments:
Internet & Direct Marketing Retail	$—	$(11,555,859)	$11,555,859	$—
Internet Software & Services	7,172,642	—	—	(7,172,642)
IT Services	—	(14,149,131)	14,149,131	—

	$7,172,642	$(25,704,990)	$25,704,990	$(7,172,642)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2019 (Unaudited)	BlackRock Technology Opportunities Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2018	$390,166	$9,148,838	$9,539,004
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	139,517	857,954	997,471
Purchases	—	6,260,003	6,260,003
Sales	—	—	—

Closing Balance, as of March 31, 2019	$529,683	$16,266,795	$16,796,478

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 (b)	$139,517	$857,954	$997,471

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$529,683	Market	Revenue Multiple	(a)	6.75x	—
Preferred Stocks	16,266,795	Market	Revenue Multiple	(a)	3.50x - 16.75x	6.72x

	$16,796,478

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

40	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) March 31, 2019	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a),(b)	$785,203,948	$6,983,589,995	$432,519,263	$245,985,979	$1,526,547,889
Investments at value — affiliated(c)	15,622,671	335,854,115	13,368,694	1,423,184	143,461,956
Cash pledged:
Collateral - OTC derivatives	—	—	—	—	200
Futures contracts	1,653,437	—	—	—	—
Foreign currency at value(d)	18,455,853	2,276,621	170,292	363,587	1,420
Receivables:
Investments sold	9,646,590	13,249,516	5,278,987	13,604	—
Securities lending income — affiliated	5,084	1,945,452	—	—	264,544
Capital shares sold	510,760	9,164,611	575,740	220,315	3,004,603
Dividends — affiliated	11,536	612,230	321,767	1,165	113,915
Dividends — unaffiliated	4,963,374	7,061,050	554,193	2,483,774	333,265
From the Manager	80,736	—	48,296	21,083	102,508
Variation margin on financial futures contracts	173,366	—	—	—	—
Prepaid expenses	73,398	171,365	46,915	47,554	111,113

Total assets	836,400,753	7,353,924,955	452,884,147	250,560,245	1,673,941,413

LIABILITIES
Bank overdraft	—	—	214,666	—	—
Cash collateral on securities loaned at value	9,994,794	109,585,247	—	—	86,501,027
Payables:
Investments purchased	9,023,840	97,882,575	17,699,081	—	10,133,568
Administration fees	26,781	—	14,811	—	—
Capital shares redeemed	1,977,998	9,730,845	1,504,312	493,592	2,311,925
Investment advisory fees	294,990	3,771,772	250,843	114,902	1,045,464
Trustees’ and Officer’s fees	5,580	35,063	6,182	4,288	6,935
Options written(e)	—	—	—	—	10,798
Other accrued expenses	266,593	3,237,149	573,593	413,800	750,760
Other affiliates	348,444	412,705	—	15,216	43,595
Service and distribution fees	83,258	1,305,744	88,482	48,420	237,557
Transfer agent fees	—	—	52	—	—

Total liabilities	22,022,278	225,961,100	20,352,022	1,090,218	101,041,629

NET ASSETS	$814,378,475	$7,127,963,855	$432,532,125	$249,470,027	$1,572,899,784

NET ASSETS CONSIST OF
Paid-in capital	$843,662,137	$4,679,901,726	$428,217,752	$250,814,024	$1,163,639,635
Accumulated earnings (loss)	(29,283,662)	2,448,062,129	4,314,373	(1,343,997)	409,260,149

NET ASSETS	$814,378,475	$7,127,963,855	$432,532,125	$249,470,027	$1,572,899,784

(a) Investments at cost — unaffiliated	$765,193,958	$4,666,331,673	$408,542,343	$242,228,969	$1,057,159,575
(b) Securities loaned at value	$5,652,980	$110,987,161	$—	$—	$83,786,278
(c) Investments at cost — affiliated	$15,622,864	$335,824,502	$13,368,694	$1,423,184	$143,439,833
(d) Foreign currency at cost	$18,529,738	$2,305,862	$170,700	$364,328	$1,410
(e) Premiums received	$—	$—	$—	$—	$20,508

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities (unaudited) (continued) March 31, 2019	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

NET ASSET VALUE
Institutional
Net assets	$431,564,552	$3,101,678,979	$160,986,680	$85,533,829	$784,138,828

Shares outstanding(a)	27,240,014	50,564,920	6,204,529	2,974,538	24,901,199

Net asset value	$15.84	$61.34	$25.95	$28.76	$31.49

Service
Net assets	—	$36,184,305	$10,604,515	$3,617,019	$17,730,054

Shares outstanding(a)	—	617,943	453,340	132,754	594,101

Net asset value	—	$58.56	$23.39	$27.25	$29.84

Investor A
Net assets	$355,528,774	$2,772,810,607	$211,526,836	$135,902,178	$613,205,909

Shares outstanding(a)	22,679,579	47,538,894	9,625,822	5,070,037	20,997,890

Net asset value	$15.68	$58.33	$21.97	$26.80	$29.20

Investor C
Net assets	$11,432,356	$831,430,971	$49,414,094	$20,601,896	$141,541,016

Shares outstanding(a)	750,038	16,358,434	3,473,833	880,165	5,737,292

Net asset value	$15.24	$50.83	$14.22	$23.41	$24.67

Class K
Net assets	$9,670,415	$149,162,343	—	$3,815,105	—

Shares outstanding(a)	610,358	2,429,714	—	132,651	—

Net asset value	$15.84	$61.39	—	$28.76	—

Class R
Net assets	$6,182,378	$236,696,650	—	—	$16,283,977

Shares outstanding(a)	394,361	4,150,302	—	—	552,214

Net asset value	$15.68	$57.03	—	—	$29.49

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

42	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) Six Months Ended March 31, 2019	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$11,203,230	$40,828,295	$6,162,197	$4,148,374	$1,889,126
Dividends — affiliated	136,018	3,645,785	73,249	4,139	700,123
Interest — unaffiliated	—	—	6,495,461	—	—
Securities lending income — affiliated — net	159,279	2,205,068	—	9	675,630
Foreign taxes withheld	(952,261)	(609,595)	(153,094)	(318,172)	(25,251)

Total investment income	10,546,266	46,069,553	12,577,813	3,834,350	3,239,628

EXPENSES
Investment advisory	2,219,323	22,728,402	1,839,040	975,722	5,268,157
Service and distribution — class specific	489,960	8,116,567	578,322	283,573	1,363,057
Transfer agent — class specific	473,085	3,694,618	369,156	199,104	779,954
Administration	156,626	1,185,735	96,426	52,491	263,051
Administration — class specific	75,237	672,620	45,452	24,732	130,309
Accounting services	38,799	206,114	30,449	24,650	54,255
Professional	45,373	67,370	46,003	50,363	57,327
Registration	35,235	89,958	35,416	35,956	103,685
Custodian	169,335	62,364	51,627	41,905	63,538
Printing	32,938	56,408	32,720	48,147	23,700
Offering	16,687	—	—	16,687	—
Trustees and Officer	9,628	55,318	8,457	6,414	13,316
Board realignment and consolidation	7,930	118,778	20,248	15,180	18,876
Reorganization	125,572	—	—	—	—
Miscellaneous	32,380	38,040	32,295	11,816	15,208
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	196	—

Total expenses	3,928,108	37,092,292	3,185,611	1,786,936	8,154,433
Less:
Fees waived and/or reimbursed by the Manager	(670,307)	(231,185)	(262,798)	(300,483)	(43,058)
Administration fees waived — class specific	(75,237)	—	(45,452)	(24,579)	(130,309)
Transfer agent fees waived and/or reimbursed — class specific	(286,873)	—	(365,693)	(135,659)	(622,591)

Total expenses after fees waived and/or reimbursed	2,895,691	36,861,107	2,511,668	1,326,215	7,358,475

Net investment income (loss)	7,650,575	9,208,446	10,066,145	2,508,135	(4,118,847)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(42,831,660)	188,073,505	(13,454,686)	(4,528,549)	(48,189,241)
Investments — affiliated	267	16,026	—	—	11,129
Options written	—	180,333	—	—	497,526
Futures contracts	73,754	—	—	—	—
Forward foreign currency exchange contracts	16,470	2,254,162	(313)	417	(2,226)
Foreign currency transactions	145,884	(487,908)	226,121	(58,035)	(4,215)

	(42,595,285)	190,036,118	(13,228,878)	(4,586,167)	(47,687,027)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,668,258	(356,967,028)	(11,963,044)	5,551,542	63,604,283
Investments — affiliated	(167)	8,951	—	—	11,291
Options written	—	—	—	—	9,710
Futures contracts	(592,115)	—	—	—	—
Forward foreign currency exchange contracts	—	(698,905)	—	—	—
Foreign currency translations	(75,363)	(34,527)	(10,257)	(24,987)	(793)

	7,000,613	(357,691,509)	(11,973,301)	5,526,555	63,624,491

Net realized and unrealized gain (loss)	(35,594,672)	(167,655,391)	(25,202,179)	940,388	15,937,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,944,097)	$(158,446,945)	$(15,136,034)	$3,448,523	$11,818,617

See notes to financial statements.

43

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Health Sciences Opportunities Portfolio
	Six Months Ended 03/31/2019 (Unaudited)	Year Ended 09/30/2018	Six Months Ended 03/31/2019 (Unaudited)	Year Ended 09/30/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,650,575	$16,198,706	$9,208,446	$6,852,903
Net realized gain (loss)	(42,595,285)	(8,206,114)	190,036,118	593,391,127
Net change in unrealized appreciation (depreciation)	7,000,613	(3,023,978)	(357,691,509)	689,138,946

Net increase (decrease) in net assets resulting from operations	(27,944,097)	4,968,614	(158,446,945)	1,289,382,976

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(10,162,498)	(1,075,242)	(213,418,441)	(78,830,335)
Service	—	—	(2,760,129)	(1,102,369)
Investor A	(7,937,835)	(1,762,109)	(205,102,598)	(87,981,985)
Investor B	—	—	—	(17,920)
Investor C	(88,347)	—	(64,666,685)	(36,350,049)
Class K	(224,375)	—	(9,775,861)	(2,047,322)
Class R	(128,026)	(12,673)	(17,068,916)	(6,964,866)

Decrease in net assets resulting from distributions to shareholders	(18,541,081)	(2,850,024)	(512,792,630)	(213,294,846)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	116,131,431	423,944,360	659,601,266	40,034,744

NET ASSETS(b)
Total increase (decrease) in net assets	69,646,253	426,062,950	(11,638,309)	1,116,122,874
Beginning of period	744,732,222	318,669,272	7,139,602,164	6,023,479,290

End of period	$814,378,475	$744,732,222	$7,127,963,855	$7,139,602,164

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

44	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (concluded)

	BlackRock High Equity Income Fund		BlackRock International Dividend Fund		BlackRock Technology Opportunities Fund
	Six Months Ended 03/31/2019 (Unaudited)	Year Ended 09/30/2018	Six Months Ended 03/31/2019 (Unaudited)	Year Ended 09/30/2018	Six Months Ended 03/31/2019 (Unaudited)	Year Ended 09/30/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$10,066,145	$31,352,717	$2,508,135	$8,285,987	$(4,118,847)	$(5,204,222)
Net realized gain (loss)	(13,228,878)	19,319,756	(4,586,167)	10,597,600	(47,687,027)	44,684,690
Net change in unrealized appreciation (depreciation)	(11,973,301)	(147,316)	5,526,555	(29,545,674)	63,624,491	196,551,789

Net increase (decrease) in net assets resulting from operations	(15,136,034)	50,525,157	3,448,523	(10,662,087)	11,818,617	236,032,257

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(11,263,103)	(15,561,974)	(3,389,335)	(6,666,341)	(6,001,514)	(14,848,785)
Service	(736,969)	(730,528)	(146,422)	(253,271)	(157,877)	(551,498)
Investor A	(14,824,267)	(11,718,874)	(5,202,974)	(7,765,879)	(6,288,805)	(24,075,269)
Investor B	—	(3,922)	—	(86)	—	—
Investor C	(6,422,447)	(6,763,577)	(963,812)	(1,777,012)	(1,647,499)	(7,119,306)
Class K	—	—	(127,096)	(68,313)	—	—
Class R	—	—	—	—	(145,876)	(717,053)

Decrease in net assets resulting from distributions to shareholders	(33,246,786)	(34,778,875)	(9,829,639)	(16,530,902)	(14,241,571)	(47,311,911)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(87,774,979)	(329,777,732)	(31,493,928)	(269,810,738)	191,315,741	683,214,855

NET ASSETS(b)
Total increase (decrease) in net assets	(136,157,799)	(314,031,450)	(37,875,044)	(297,003,727)	188,892,787	871,935,201
Beginning of period	568,689,924	882,721,374	287,345,071	584,348,798	1,384,006,997	512,071,796

End of period	$432,532,125	$568,689,924	$249,470,027	$287,345,071	$1,572,899,784	$1,384,006,997

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$16.97		$16.77		$14.50	$13.34	$14.19	$13.42

Net investment income(a)	0.16		0.45		0.19	0.09	0.09	0.12
Net realized and unrealized gain (loss)	(0.90)		(0.12)		2.37	1.18	(0.69)	0.65

Net increase (decrease) from investment operations	(0.74)		0.33		2.56	1.27	(0.60)	0.77

Distributions from net investment income(b)	(0.39)		(0.13)		(0.29)	(0.11)	(0.25)	—

Net asset value, end of period	$15.84		$16.97		$16.77	$14.50	$13.34	$14.19

Total Return(c)
Based on net asset value	(4.21	)%(d)	1.94	%(e)	17.99%	9.60%	(4.28)%	5.74%

Ratios to Average Net Assets
Total expenses	0.87	%(f)	0.86%		1.10%	1.21%	1.21%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64	%(f)	0.64%		0.86%	1.06%	1.06%	1.06%

Net investment income	2.16	%(f)	2.61%		1.20%	0.68%	0.62%	0.82%

Supplemental Data
Net assets, end of period (000)	$431,565		$403,149		$116,595	$52,490	$57,826	$61,601

Portfolio turnover rate	63%		106%		177%	67%	64%	99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.
(f)	Annualized.

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$16.78		$16.60		$14.35	$13.20	$14.04	$13.32

Net investment income(a)	0.15		0.38		0.12	0.06	0.05	0.08
Net realized and unrealized gain (loss)	(0.90)		(0.10)		2.38	1.16	(0.68)	0.64

Net increase (decrease) from investment operations	(0.75)		0.28		2.50	1.22	(0.63)	0.72

Distributions from net investment income(b)	(0.35)		(0.10)		(0.25)	(0.07)	(0.21)	—

Net asset value, end of period	$15.68		$16.78		$16.60	$14.35	$13.20	$14.04

Total Return(c)
Based on net asset value	(4.30	)%(d)	1.68	%(e)	17.71%	9.30%	(4.55)%	5.41%

Ratios to Average Net Assets
Total expenses	1.18	%(f)	1.15%		1.42%	1.49%	1.48%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89	%(f)	0.89%		1.19%	1.33%	1.33%	1.33%

Net investment income	1.93	%(f)	2.20%		0.82%	0.46%	0.35%	0.56%

Supplemental Data
Net assets, end of period (000)	$355,529		$302,725		$169,806	$153,886	$163,932	$191,653

Portfolio turnover rate	63%		106%		177%	67%	64%	99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor C
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$16.11		$15.96		$13.81		$12.74		$13.54	$12.94

Net investment income (loss)(a)	0.06		0.23		(0.01)		(0.05)		(0.06)	(0.03)
Net realized and unrealized gain (loss)	(0.82)		(0.08)		2.29		1.12		(0.66)	0.63

Net increase (decrease) from investment operations	(0.76)		0.15		2.28		1.07		(0.72)	0.60

Distributions from net investment income(b)	(0.11)		—		(0.13)		(0.00	)(c)	(0.08)	—

Net asset value, end of period	$15.24		$16.11		$15.96		$13.81		$12.74	$13.54

Total Return(d)
Based on net asset value	(4.70	)%(e)	0.94	%(f)	16.70%		8.44%		(5.32)%	4.64%

Ratios to Average Net Assets
Total expenses	1.93	%(g)	1.89%		2.22	%(h)	2.27	%(h)	2.27%	2.24%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64	%(g)	1.64%		2.03%		2.14%		2.14%	2.14%

Net investment income (loss)	0.84	%(g)	1.39%		(0.05)%		(0.35)%		(0.47)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$11,432		$23,111		$24,717		$43,218		$42,066	$51,845

Portfolio turnover rate	63%		106%		177%		67%		64%	99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

48	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Six Months Ended 03/31/2019 (unaudited)		Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$16.98		$18.33

Net investment income(b)	0.17		0.39
Net realized and unrealized loss	(0.92)		(1.74)

Net decrease from investment operations	(0.75)		(1.35)

Distributions from net investment income(c)	(0.39)		—

Net asset value, end of period	$15.84		$16.98

Total Return(d)
Based on net asset value	(4.22	)%(e)	(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.77	%(g)	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.59	%(g)	0.59	%(g)

Net investment income	2.22	%(g)	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$9,670		$8,175

Portfolio turnover rate(h)	63%		106%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$16.74		$16.53		$14.29		$13.12		$13.94		$13.28

Net investment income (loss)(a)	0.12		0.32		0.07		0.01		(0.01)		0.02
Net realized and unrealized gain (loss)	(0.89)		(0.08)		2.36		1.16		(0.68)		0.64

Net increase (decrease) from investment operations	(0.77)		0.24		2.43		1.17		(0.69)		0.66

Distributions from net investment income(b)	(0.29)		(0.03)		(0.19)		(0.00	)(c)	(0.13)		—

Net asset value, end of period	$15.68		$16.74		$16.53		$14.29		$13.12		$13.94

Total Return(d)
Based on net asset value	(4.45	)%(e)	1.44	%(f)	17.26%		8.96%		(4.95)%		4.97%

Ratios to Average Net Assets
Total expenses	1.48	%(g)	1.45%		1.75	%(h)	1.83	%(h)	1.81	%(h)	1.81	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14	%(g)	1.14%		1.55%		1.72%		1.72%		1.72%

Net investment income (loss)	1.56	%(g)	1.91%		0.46%		0.08%		(0.07)%		0.17%

Supplemental Data
Net assets, end of period (000)	$6,182		$7,572		$7,551		$8,343		$8,308		$12,483

Portfolio turnover rate	63%		106%		177%		67%		64%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

50	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$67.67		$57.28	$50.30	$52.51		$50.07	$43.24

Net investment income(a)	0.16		0.24	0.14	0.13		0.05	0.09
Net realized and unrealized gain (loss)	(1.73)		12.18	7.92	3.87		5.96	10.94

Net increase (decrease) from investment operations	(1.57)		12.42	8.06	4.00		6.01	11.03

Distributions(b)
From net investment income	(0.23)		(0.02)	—	(0.77)		(0.15)	(0.15)
From net realized gain	(4.53)		(2.01)	(1.08)	(5.44)		(3.42)	(4.05)

Total distributions	(4.76)		(2.03)	(1.08)	(6.21)		(3.57)	(4.20)

Net asset value, end of period	$61.34		$67.67	$57.28	$50.30		$52.51	$50.07

Total Return(c)
Based on net asset value	(2.18	)%(d)	22.47%	16.53%	7.99%		12.25%	27.74%

Ratios to Average Net Assets
Total expenses	0.84	%(e)(f)	0.87%	0.89%	0.90	%(e)	0.88%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(e)(f)	0.86%	0.89%	0.90	%(e)	0.88%	0.91%

Net investment income	0.54	%(e)(f)	0.40%	0.27%	0.25	%(e)	0.09%	0.20%

Supplemental Data
Net assets, end of period (000)	$3,101,679		$2,944,146	$2,190,418	$1,544,880		$1,513,269	$1,141,938

Portfolio turnover rate	23%		39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$64.73		$54.90	$48.39	$50.77		$48.51	$42.02

Net investment income (loss)(a)	0.06		0.05	(0.01)	(0.01)		(0.10)	(0.04)
Net realized and unrealized gain (loss)	(1.65)		11.67	7.60	3.74		5.79	10.61

Net increase (decrease) from investment operations	(1.59)		11.72	7.59	3.73		5.69	10.57

Distributions(b)
From net investment income	(0.05)		—	—	(0.67)		(0.01)	(0.03)
From net realized gain	(4.53)		(1.89)	(1.08)	(5.44)		(3.42)	(4.05)

Total distributions	(4.58)		(1.89)	(1.08)	(6.11)		(3.43)	(4.08)

Net asset value, end of period	$58.56		$64.73	$54.90	$48.39		$50.77	$48.51

Total Return(c)
Based on net asset value	(2.33	)%(d)	22.10%	16.20%	7.69%		11.95%	27.36%

Ratios to Average Net Assets
Total expenses	1.15	%(e)(f)	1.17%	1.17%	1.17	%(e)	1.16%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15	%(e)(f)	1.16%	1.17%	1.17	%(e)	1.15%	1.20%

Net investment income (loss)	0.21	%(e)(f)	0.10%	(0.02)%	(0.03	)%(e)	(0.19)%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$36,184		$39,325	$33,231	$31,917		$35,583	$30,139

Portfolio turnover rate	23%		39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.

See notes to financial statements.

52	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$64.50		$54.70	$48.22	$50.61		$48.38	$41.92

Net investment income (loss)(a)	0.07		0.06	(0.01)	(0.01)		(0.10)	(0.03)
Net realized and unrealized gain (loss)	(1.65)		11.63	7.57	3.73		5.77	10.57

Net increase (decrease) from investment operations	(1.58)		11.69	7.56	3.72		5.67	10.54

Distributions(b)
From net investment income	(0.06)		—	—	(0.67)		(0.02)	(0.03)
From net realized gain	(4.53)		(1.89)	(1.08)	(5.44)		(3.42)	(4.05)

Total distributions	(4.59)		(1.89)	(1.08)	(6.11)		(3.44)	(4.08)

Net asset value, end of period	$58.33		$64.50	$54.70	$48.22		$50.61	$48.38

Total Return(c)
Based on net asset value	(2.31	)%(d)	22.13%	16.20%	7.70%		11.94%	27.37%

Ratios to Average Net Assets
Total expenses	1.13	%(e)(f)	1.15%	1.17%	1.18	%(e)	1.16%	1.19%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.12	%(e)(f)	1.14%	1.17%	1.18	%(e)	1.15%	1.19%

Net investment income (loss)	0.25	%(e)(f)	0.11%	(0.02)%	(0.03	)%(e)	(0.19)%	(0.07)%

Supplemental Data
Net assets, end of period (000)	$2,772,811		$2,767,303	$2,597,901	$2,701,948		$2,827,428	$2,051,816

Portfolio turnover rate	23%		39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$56.55		$48.54	$43.22	$46.05		$44.36	$38.77

Net investment loss(a)	(0.12)		(0.30)	(0.33)	(0.32)		(0.45)	(0.32)
Net realized and unrealized gain (loss)	(1.45)		10.20	6.73	3.37		5.31	9.74

Net increase (decrease) from investment operations	(1.57)		9.90	6.40	3.05		4.86	9.42

Distributions(b)
From net investment income	—		—	—	(0.44)		—	—
From net realized gain	(4.15)		(1.89)	(1.08)	(5.44)		(3.17)	(3.83)

Total distributions	(4.15)		(1.89)	(1.08)	(5.88)		(3.17)	(3.83)

Net asset value, end of period	$50.83		$56.55	$48.54	$43.22		$46.05	$44.36

Total Return(c)
Based on net asset value	(2.65	)%(d)	21.22%	15.37%	6.92%		11.14%	26.46%

Ratios to Average Net Assets
Total expenses	1.85	%(e)(f)	1.87%	1.90%	1.90	%(e)	1.88%	1.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(e)(f)	1.87%	1.90%	1.90	%(e)	1.87%	1.91%

Net investment loss	(0.50	)%(e)(f)	(0.61)%	(0.75)%	(0.75	)%(e)	(0.90)%	(0.80)%

Supplemental Data
Net assets, end of period (000)	$831,431		$1,017,205	$954,780	$1,130,051		$1,167,437	$822,928

Portfolio turnover rate	23%		39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.

See notes to financial statements.

54	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,		Period from 06/08/2016(a) 09/30/2016
			2018	2017

Net asset value, beginning of period	$67.75		$57.37	$50.32	$49.82

Net investment income(b)	0.19		0.32	0.26	0.09
Net realized and unrealized gain (loss)	(1.74)		12.17	7.87	0.41

Net increase (decrease) from investment operations	(1.55)		12.49	8.13	0.50

Distributions(c)
From net investment income	(0.28)		(0.10)	—	—
From net realized gain	(4.53)		(2.01)	(1.08)	—

Total distributions	(4.81)		(2.11)	(1.08)	—

Net asset value, end of period	$61.39		$67.75	$57.37	$50.32

Total Return(d)
Based on net asset value	(2.13	)%(e)	22.58%	16.67%	1.00	%(e)

Ratios to Average Net Assets
Total expenses	0.75	%(f)(g)	0.77%	0.78%	0.82	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.75	%(f)(g)	0.76%	0.78%	0.82	%(f)(g)

Net investment income	0.64	%(f)(g)	0.53%	0.47%	0.54	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$149,162		$130,129	$48,253	$2,495

Portfolio turnover rate	23%		39%	39%	50	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$63.09		$53.71	$47.51	$50.04		$47.94	$41.62

Net investment loss(a)	(0.02)		(0.11)	(0.16)	(0.17)		(0.26)	(0.17)
Net realized and unrealized gain (loss)	(1.62)		11.38	7.44	3.68		5.72	10.52

Net increase (decrease) from investment operations	(1.64)		11.27	7.28	3.51		5.46	10.35

Distributions(b)
From net investment income	—		—	—	(0.60)		—	—
From net realized gain	(4.42)		(1.89)	(1.08)	(5.44)		(3.36)	(4.03)

Total distributions	(4.42)		(1.89)	(1.08)	(6.04)		(3.36)	(4.03)

Net asset value, end of period	$57.03		$63.09	$53.71	$47.51		$50.04	$47.94

Total Return(c)
Based on net asset value	(2.47	)%(d)	21.75%	15.85%	7.33%		11.59%	27.05%

Ratios to Average Net Assets
Total expenses	1.45	%(e)(f)	1.46%	1.49%	1.51	%(e)	1.46%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.44	%(e)(f)	1.46%	1.49%	1.51	%(e)	1.45%	1.49%

Net investment loss	(0.07	)%(e)(f)	(0.20)%	(0.33)%	(0.35	)%(e)	(0.48)%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$236,697		$241,495	$198,426	$172,640		$146,562	$74,611

Portfolio turnover rate	23%		39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.

See notes to financial statements.

56	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$28.16		$27.33	$37.84	$37.71		$42.91	$45.82

Net investment income (loss)(a)	0.59		1.32	0.16	0.24		0.09	(0.07)
Net realized and unrealized gain (loss)	(1.19)		0.75	5.09	2.81		0.89	6.49

Net increase (decrease) from investment operations	(0.60)		2.07	5.25	3.05		0.98	6.42

Distributions(b)
From net investment income	(0.56)		(1.05)	(0.23)	—		—	—
From net realized gains	(1.05)		(0.19)	(15.53)	(2.92)		(6.18)	(9.33)

Total distributions	(1.61)		(1.24)	(15.76)	(2.92)		(6.18)	(9.33)

Net asset value, end of period	$25.95		$28.16	$27.33	$37.84		$37.71	$42.91

Total Return(c)
Based on net asset value	(1.96	)%(d)	7.81%	15.40%	8.64%		2.21%	16.28%

Ratios to Average Net Assets
Total expenses	1.15	%(e)	1.09%	1.19%	1.19	%(f)	1.33%	1.34	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85	%(e)	0.85%	0.97%	0.91	%(f)	0.91%	0.94%

Net investment income (loss)	4.68	%(e)	4.79%	0.46%	0.67	%(f)	0.22%	(0.17)%

Supplemental Data
Net assets, end of period (000)	$160,987		$248,847	$462,487	$686,845		$768,068	$732,297

Portfolio turnover rate	43%		75%	154%	72%		64%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Service
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$25.56		$24.87	$35.61		$35.80		$40.51		$43.72

Net investment income (loss)(a)	0.51		1.15	0.10		0.09		(0.11)		(0.23)
Net realized and unrealized gain (loss)	(1.10)		0.67	4.73		2.64		0.89		6.16

Net increase (decrease) from investment operations	(0.59)		1.82	4.83		2.73		0.78		5.93

Distributions(b)
From net investment income	(0.53)		(0.94)	(0.04)		—		—		—
From net realized gains	(1.05)		(0.19)	(15.53)		(2.92)		(5.49)		(9.14)

Total distributions	(1.58)		(1.13)	(15.57)		(2.92)		(5.49)		(9.14)

Net asset value, end of period	$23.39		$25.56	$24.87		$35.61		$35.80		$40.51

Total Return(c)
Based on net asset value	(2.10	)%(d)	7.54%	15.09%		8.18%		1.80%		15.82%

Ratios to Average Net Assets
Total expenses	1.32	%(e)	1.32%	1.37	%(f)	1.43	%(g)(h)	1.68	%(g)	1.59	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10	%(e)	1.10%	1.25%		1.31	%(h)	1.31%		1.34%

Net investment income (loss)	4.44	%(e)	4.58%	0.29%		0.27	%(h)	(0.28)%		(0.57)%

Supplemental Data
Net assets, end of period (000)	$10,605		$12,348	$18,087		$24,305		$27,489		$140,498

Portfolio turnover rate	43%		75%	154%		72%		64%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the expense ratio would have been 1.30% and 1.67%, respectively.

(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

58	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor A
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015		2014

Net asset value, beginning of period	$24.12		$23.53	$34.47	$34.74		$39.96		$43.23

Net investment income (loss)(a)	0.48		1.08	0.11	0.09		(0.07)		(0.23)
Net realized and unrealized gain (loss)	(1.04)		0.65	4.54	2.56		0.85		6.09

Net increase (decrease) from investment operations	(0.56)		1.73	4.65	2.65		0.78		5.86

Distributions(b)
From net investment income	(0.54)		(0.95)	(0.06)	—		—		—
From net realized gains	(1.05)		(0.19)	(15.53)	(2.92)		(6.00)		(9.13)

Total distributions	(1.59)		(1.14)	(15.59)	(2.92)		(6.00)		(9.13)

Net asset value, end of period	$21.97		$24.12	$23.53	$34.47		$34.74		$39.96

Total Return(c)
Based on net asset value	(2.14	)%(d)	7.58%	15.06%	8.20%		1.82%		15.83%

Ratios to Average Net Assets
Total expenses	1.39	%(e)	1.38%	1.45%	1.47	%(f)	1.60	%(g)	1.61	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10	%(e)	1.10%	1.25%	1.31	%(f)	1.31%		1.34%

Net investment income (loss)	4.43	%(e)	4.57%	0.36%	0.27	%(f)	(0.18)%		(0.58)%

Supplemental Data
Net assets, end of period (000)	$211,527		$214,095	$278,649	$377,271		$404,123		$423,779

Portfolio turnover rate	43%		75%	154%	72%		64%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the expense ratio would have been 1.59% and 1.60%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor C
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018	2017	2016		2015		2014

Net asset value, beginning of period	$16.19		$16.13	$28.15	$29.10		$34.43		$38.44

Net investment income (loss)(a)	0.27		0.61	(0.12)	(0.13)		(0.30)		(0.46)
Net realized and unrealized gain (loss)	(0.72)		0.44	3.63	2.10		0.74		5.32

Net increase (decrease) from investment operations	(0.45)		1.05	3.51	1.97		0.44		4.86

Distributions(b)
From net investment income	(0.47)		(0.80)	—	—		—		—
From net realized gain	(1.05)		(0.19)	(15.53)	(2.92)		(5.77)		(8.87)

Total distributions	(1.52)		(0.99)	(15.53)	(2.92)		(5.77)		(8.87)

Net asset value, end of period	$14.22		$16.19	$16.13	$28.15		$29.10		$34.43

Total Return(c)
Based on net asset value	(2.48	)%(d)	6.75%	14.23%	7.38%		1.03%		14.97%

Ratios to Average Net Assets
Total expenses	2.15	%(e)	2.10%	2.18%	2.20	%(f)(g)	2.32	%(f)	2.33	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(e)	1.85%	2.00%	2.05	%(g)	2.06%		2.09%

Net investment income (loss)	3.75	%(e)	3.82%	(0.48)%	(0.47	)%(g)	(0.93)%		(1.32)%

Supplemental Data
Net assets, end of period (000)	$49,414		$93,399	$123,321	$173,249		$198,760		$211,493

Portfolio turnover rate	43%		75%	154%	72%		64%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the expense ratio would have been 2.32%.

See notes to financial statements.

60	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund

	Institutional
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$29.16		$31.36		$33.58		$31.10		$38.51	$38.58

Net investment income(a)	0.30		0.76		0.49		0.36		0.27	0.48
Net realized and unrealized gain (loss)	0.20		(1.57)		2.85		2.18		(3.05)	(0.38)

Net increase (decrease) from investment operations	0.50		(0.81)		3.34		2.54		(2.78)	0.10

Distributions(b)
From net investment income	(0.05)		(0.98)		(1.47)		(0.06)		(0.92)	(0.07)
From net realized gain	(0.85)		(0.41)		(4.09)		—		(3.71)	(0.10)

Total distributions	(0.90)		(1.39)		(5.56)		(0.06)		(4.63)	(0.17)

Net asset value, end of period	$28.76		$29.16		$31.36		$33.58		$31.10	$38.51

Total Return(c)
Based on net asset value	2.50	%(d)	(2.67	)%(e)	10.61%		8.20%		(7.60)%	0.25%

Ratios to Average Net Assets
Total expenses	1.18	%(f)	1.14%		1.23	%(g)	1.26	%(g)(h)	1.27%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(f)	0.84%		1.01%		1.06	%(h)	1.14%	1.19%

Net investment income	2.24	%(f)	2.50%		1.51%		1.15	%(h)	0.77%	1.19%

Supplemental Data
Net assets, end of period (000)	$85,534		$102,541		$198,206		$353,512		$424,099	$730,062

Portfolio turnover rate	11%		25%		130%		47%		66%	138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Service
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$27.68		$29.76		$32.05		$29.72		$37.01		$37.16

Net investment income(a)	0.25		0.65		0.35		0.23		0.17		0.34
Net realized and unrealized gain (loss)	0.20		(1.49)		2.75		2.10		(2.93)		(0.34)

Net increase (decrease) from investment operations	0.45		(0.84)		3.10		2.33		(2.76)		0.00

Distributions(b)
From net investment income	(0.03)		(0.83)		(1.30)		—		(0.82)		(0.05)
From net realized gain	(0.85)		(0.41)		(4.09)		—		(3.71)		(0.10)

Total distributions	(0.88)		(1.24)		(5.39)		—		(4.53)		(0.15)

Net asset value, end of period	$27.25		$27.68		$29.76		$32.05		$29.72		$37.01

Total Return(c)
Based on net asset value	2.38	%(d)	(2.90	)%(e)	10.29%		7.84%		(7.86)%		(0.03)%

Ratios to Average Net Assets
Total expenses	1.38	%(f)(g)	1.37%		1.48	%(f)	1.54	%(h)(i)	1.53	%(f)	1.51	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(g)	1.09%		1.32%		1.38	%(h)	1.42%		1.48%

Net investment income	1.96	%(g)	2.27%		1.13%		0.76	%(h)	0.51%		0.87%

Supplemental Data
Net assets, end of period (000)	$3,617		$4,434		$7,142		$12,706		$19,269		$30,049

Portfolio turnover rate	11%		25%		130%		47%		66%		138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the expense ratio would have been 1.53%.

See notes to financial statements.

62	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor A
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$27.26		$29.30		$31.68		$29.38		$36.64		$36.80

Net investment income(a)	0.26		0.61		0.37		0.24		0.15		0.33
Net realized and unrealized gain (loss)	0.16		(1.43)		2.69		2.06		(2.88)		(0.34)

Net increase (decrease) from investment operations	0.42		(0.82)		3.06		2.30		(2.73)		(0.01)

Distributions(b)
From net investment income	(0.03)		(0.81)		(1.35)		—		(0.82)		(0.05)
From net realized gain	(0.85)		(0.41)		(4.09)		—		(3.71)		(0.10)

Total distributions	(0.88)		(1.22)		(5.44)		—		(4.53)		(0.15)

Net asset value, end of period	$26.80		$27.26		$29.30		$31.68		$29.38		$36.64

Total Return(c)
Based on net asset value	2.31	%(d)	(2.89	)%(e)	10.27%		7.83%		(7.87)%		(0.06)%

Ratios to Average Net Assets
Total expenses	1.47	%(f)	1.44%		1.54	%(g)	1.57	%(g)(h)	1.58	%(g)	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(f)	1.09%		1.30%		1.39	%(h)	1.46%		1.50%

Net investment income	2.06	%(f)	2.14%		1.20%		0.81	%(h)	0.44%		0.86%

Supplemental Data
Net assets, end of period (000)	$135,902		$140,473		$325,103		$350,855		$415,805		$662,683

Portfolio turnover rate	11%		25%		130%		47%		66%		138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor C
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.94		$25.81		$28.39		$26.52		$33.56	$33.93

Net investment income (loss)(a)	0.11		0.39		0.12		0.02		(0.07)	0.04
Net realized and unrealized gain (loss)	0.21		(1.30)		2.42		1.85		(2.63)	(0.31)

Net increase (decrease) from investment operations	0.32		(0.91)		2.54		1.87		(2.70)	(0.27)

Distributions(b)
From net investment income	—		(0.55)		(1.03)		—		(0.63)	—
From net realized gain	(0.85)		(0.41)		(4.09)		—		(3.71)	(0.10)

Total distributions	(0.85)		(0.96)		(5.12)		—		(4.34)	(0.10)

Net asset value, end of period	$23.41		$23.94		$25.81		$28.39		$26.52	$33.56

Total Return(c)
Based on net asset value	1.97	%(d)	(3.63	)%(e)	9.46%		7.05%		(8.56)%	(0.82)%

Ratios to Average Net Assets
Total expenses	2.23	%(f)	2.19%		2.30	%(g)	2.35	%(g)(h)	2.32%	2.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84	%(f)	1.84%		2.05%		2.13	%(h)	2.20%	2.23%

Net investment income (loss)	1.04	%(f)	1.57%		0.44%		0.07	%(h)	(0.24)%	0.11%

Supplemental Data
Net assets, end of period (000)	$20,602		$36,239		$53,884		$76,630		$96,334	$134,821

Portfolio turnover rate	11%		25%		130%		47%		66%	138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

64	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K
	Six Months Ended 03/31/2019 (unaudited)		Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$29.17		$32.08

Net investment income(b)	0.32		0.56
Net realized and unrealized gain (loss)	0.17		(2.91)

Net increase (decrease) from investment operations	0.49		(2.35)

Distributions(c)
From net investment income	(0.05)		(0.56)
From net realized gain	(0.85)		—

Total distributions	(0.90)		(0.56)

Net asset value, end of period	$28.76		$29.17

Total Return(d)
Based on net asset value	2.49	%(e)	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.06	%(g)	1.02	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.79	%(g)	0.79	%(g)

Net investment income	2.41	%(g)	2.81	%(g)

Supplemental Data
Net assets, end of period (000)	$3,815		$3,659

Portfolio turnover rate(i)	11%		25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Annualized.
(h)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$31.83		$25.64		$19.18		$15.61	$14.37		$12.27

Net investment loss(a)	(0.06)		(0.09)		(0.12)		(0.08)	(0.09)		(0.10)
Net realized and unrealized gain	0.02		8.25		6.78		3.65	1.33		2.20

Net increase (decrease) from investment operations	(0.04)		8.16		6.66		3.57	1.24		2.10

Distributions from net realized gain	(0.30)		(1.97)		(0.20)		—	—		—

Net asset value, end of period	$31.49		$31.83		$25.64		$19.18	$15.61		$14.37

Total Return(b)
Based on net asset value	0.01	%(c)	34.02%		35.13%		22.87%	8.63%		17.11%

Ratios to Average Net Assets
Total expenses	1.02	%(d)(e)	1.10	%(d)(f)	1.22	%(g)	1.27%	1.31	%(g)	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92	%(d)(e)	0.99	%(d)	1.21%		1.23%	1.27%		1.29%

Net investment loss	(0.42	)%(d)(e)	(0.32	)%(d)	(0.54)%		(0.49)%	(0.58)%		(0.74)%

Supplemental Data
Net assets, end of period (000)	$784,139		$584,654		$147,796		$78,179	$57,306		$53,922

Portfolio turnover rate	20%		49%		51%		84%	78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Annualized.
(f)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.09%.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

66	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service
	Six Months Ended 03/31/2019		Year Ended September 30,
	(unaudited)		2018		2017		2016	2015		2014

Net asset value, beginning of period	$30.22		$24.44		$18.34		$14.96	$13.80		$11.81

Net investment loss(a)	(0.09)		(0.15)		(0.16)		(0.12)	(0.12)		(0.13)
Net realized and unrealized gain	0.01		7.85		6.46		3.50	1.28		2.12

Net increase (decrease) from investment operations	(0.08)		7.70		6.30		3.38	1.16		1.99

Distributions from net realized gain	(0.30)		(1.92)		(0.20)		—	—		—

Net asset value, end of period	$29.84		$30.22		$24.44		$18.34	$14.96		$13.80

Total Return(b)
Based on net asset value	(0.13	)%(c)	33.74%		34.77%		22.59%	8.41%		16.85%

Ratios to Average Net Assets
Total expenses	1.32	%(d)(e)	1.37	%(d)(f)	1.48	%(f)	1.49%	1.48	%(g)	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(d)(e)	1.22	%(d)	1.47%		1.49%	1.48%		1.46%

Net investment loss	(0.67	)%(d)(e)	(0.55	)%(d)	(0.77)%		(0.74)%	(0.77)%		(0.93)%

Supplemental Data
Net assets, end of period (000)	$17,730		$15,208		$6,312		$2,583	$1,527		$1,297

Portfolio turnover rate	20%		49%		51%		84%	78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 1.45%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$29.58		$23.95		$17.98		$14.68		$13.55		$11.61

Net investment loss(a)	(0.09)		(0.16)		(0.17)		(0.13)		(0.13)		(0.14)
Net realized and unrealized gain	0.01		7.69		6.34		3.43		1.26		2.08

Net increase (decrease) from investment operations	(0.08)		7.53		6.17		3.30		1.13		1.94

Distributions from net realized gain	(0.30)		(1.90)		(0.20)		—		—		—

Net asset value, end of period	$29.20		$29.58		$23.95		$17.98		$14.68		$13.55

Total Return(b)
Based on net asset value	(0.13	)%(c)	33.70%		34.74%		22.48%		8.34%		16.71%

Ratios to Average Net Assets
Total expenses	1.30	%(d)(e)	1.38	%(d)(f)	1.50	%(g)	1.56	%(f)	1.60	%(f)	1.64	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(d)(e)	1.26	%(d)	1.49%		1.55%		1.59%		1.61%

Net investment loss	(0.68	)%(d)(e)	(0.59	)%(d)	(0.83)%		(0.81)%		(0.90)%		(1.07)%

Supplemental Data
Net assets, end of period (000)	$613,206		$627,626		$271,307		$180,658		$140,951		$118,814

Portfolio turnover rate	20%		49%		51%		84%		78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2016	2015	2014
Expense ratios	1.37%	1.55%	1.57%	1.63%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

68	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$25.13		$20.72		$15.70		$12.92		$12.03		$10.39

Net investment loss(a)	(0.16)		(0.31)		(0.28)		(0.22)		(0.23)		(0.22)
Net realized and unrealized gain	0.00	(b)	6.57		5.50		3.00		1.12		1.86

Net increase (decrease) from investment operations	(0.16)		6.26		5.22		2.78		0.89		1.64

Distribution from net realized gain	(0.30)		(1.85)		(0.20)		—		—		—

Net asset value, end of period	$24.67		$25.13		$20.72		$15.70		$12.92		$12.03

Total Return(c)
Based on net asset value	(0.47	)%(d)	32.68%		33.73%		21.52%		7.40%		15.78%

Ratios to Average Net Assets
Total expenses	2.03	%(e)(f)	2.10	%(e)(g)	2.27	%(h)	2.35	%(h)	2.40	%(g)	2.46	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.92	%(e)(f)	2.01	%(e)	2.25%		2.35%		2.40%		2.44%

Net investment loss	(1.43	)%(e)(f)	(1.34	)%(e)	(1.59)%		(1.61)%		(1.71)%		(1.90)%

Supplemental Data
Net assets, end of period (000)	$141,541		$142,942		$76,957		$56,707		$41,989		$32,194

Portfolio turnover rate	20%		49%		51%		84%		78%		99%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2015	2014
Expense ratios	2.09%	2.39%	2.45%

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R
	Six Months Ended 03/31/2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$29.90		$24.20		$18.21		$14.92		$13.81		$11.86

Net investment loss(a)	(0.12)		(0.23)		(0.23)		(0.17)		(0.18)		(0.18)
Net realized and unrealized gain	0.01		7.78		6.42		3.46		1.29		2.13

Net increase (decrease) from investment operations	(0.11)		7.55		6.19		3.29		1.11		1.95

Distributions from net realized gain	(0.30)		(1.85)		(0.20)		—		—		—

Net asset value, end of period	$29.49		$29.90		$24.20		$18.21		$14.92		$13.81

Total Return(b)
Based on net asset value	(0.23	)%(c)	33.35%		34.41%		22.05%		8.04%		16.44%

Ratios to Average Net Assets
Total expenses	1.62	%(d)(e)	1.69	%(d)(f)	1.81	%(f)	1.85	%(g)	1.86	%(g)	1.91	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.42	%(d)(e)	1.53	%(d)	1.77%		1.83%		1.85%		1.89%

Net investment loss	(0.92	)%(d)(e)	(0.87	)%(d)	(1.11)%		(1.09)%		(1.16)%		(1.35)%

Supplemental Data
Net assets, end of period (000)	$16,284		$13,577		$9,700		$6,054		$5,060		$4,195

Portfolio turnover rate	20%		49%		51%		84%		78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2016	2015	2014
Expense ratios	1.84%	1.83%	1.89%

See notes to financial statements.

70	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A Shares. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm International Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage International. As a result, Advantage International acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage International.

Each shareholder of the Target Fund received shares of Advantage International in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Advantage International in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage International’s Share Class	Shares of Advantage International
Class A	2,038,749	0.72388825	Investor A	1,475,827
Class B	30,592	0.72323294	Investor A	22,125
Class Institutional	1,548,107	0.72329278	Institutional	1,119,735
Class R-1	71,547	0.71993693	Investor A	51,509
Class R-2	324,627	0.72254519	Investor A	234,558
Class R-3	99,013	0.72435088	Institutional	71,720
Legacy Class B	19,795	0.74049155	Investor A	14,658
Premier	2,955,714	0.73171950	Investor A	2,162,754

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$79,635,612
Paid-in capital	80,326,765
Accumulated loss	(691,153)

N O T E S T O F I N A N C I A L S	71

Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, assets received and shares issued by Advantage International were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage International’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Advantage International before the acquisition were $702,389,703. The aggregate net assets of Advantage International immediately after the acquisition amounted to $782,025,315. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm International Equity Fund	$77,948,036	$77,670,505

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage International. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage International, the pro forma results of operations for the six months ended March 31, 2019, are as follows:

•	Net investment income: $7,681,844.

•	Net realized and change in unrealized loss on investments: $(43,360,622).

•	Net decrease in net assets resulting from operations: $(35,678,778).

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage International’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Advantage International in connection with the reorganization were expensed by Advantage International. The Manager reimbursed Advantage International $123,081, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after

72	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

N O T E S T O F I N A N C I A L S	73

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

74	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage International
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$743,895	$(743,895)	$—
Credit Suisse Securities (USA) LLC	103,174	(103,174)	—
Goldman Sachs & Co.	3,078,277	(3,078,277)	—
Jefferies LLC	114,337	(114,337)	—
JP Morgan Securities LLC	571,534	(571,534)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	97,626	(90,283)	7,343
Morgan Stanley & Co. LLC	944,137	(944,137)	—

	$5,652,980	$(5,645,637)	$7,343

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
BMO Capital Markets	$1,889,500	$(1,889,500)	$—
Citigroup Global Markets, Inc.	21,899,288	(21,866,757)	32,531
Credit Suisse Securities (USA) LLC	6,762,776	(6,762,776)	—
Deutsche Bank Securities, Inc.	5,303,043	(5,235,797)	67,246
Goldman Sachs & Co.	11,115,191	(11,078,688)	36,503
JP Morgan Securities LLC	41,704,304	(40,482,554)	1,221,750
SG Americas Securities LLC	440,378	(423,866)	16,512
State Street Bank & Trust Company	21,872,681	21,716,642	156,039

	$110,987,161	$(109,456,580)	$1,530,581

N O T E S T O F I N A N C I A L S	75

Notes to Financial Statements  (unaudited) (continued)

Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$904,420	$(904,420)	$—
Citigroup Global Markets, Inc.	9,039,243	(9,039,243)	—
Credit Suisse Securities (USA) LLC	15,651,823	(15,651,823)	—
Goldman Sachs & Co.	6,656,962	(6,656,962)	—
Jefferies LLC	406,989	(406,989)	—
JP Morgan Securities LLC	42,574,185	(42,574,185)	—
Morgan Stanley & Co. LLC	2,250,755	(2,250,755)	—
SG Americas Securities LLC	2,092,999	(2,092,999)	—
State Street Bank and Trust Co.	4,126,682	(4,126,682)	—
UBS Securities LLC	82,220	(82,220)	—

	$83,786,278	$(83,786,278)	$—

(a)

Cash collateral with a value of $9,994,794, $109,585,247 and $86,501,027 has been received in connection with securities lending agreements for Advantage International, Health Sciences Opportunities and Technology Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the tables above.

(b)

The market value of the loaned securities is determined as of March 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds, and/or to manage their exposure to certain risks such as credit risk, interest rate risk, equity risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

76	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	High Equity Income	International Dividend	Technology Opportunities
First $1 Billion	0.590%	0.810%	0.790%	0.820%
$1 Billion — $3 Billion	0.550	0.760	0.740	0.770
$3 Billion — $5 Billion	0.530	0.730	0.710	0.740
$5 Billion — $10 Billion	0.510	0.700	0.690	0.710
Greater than $10 Billion	0.500	0.680	0.670	0.700

N O T E S T O F I N A N C I A L S	77

Notes to Financial Statements  (unaudited) (continued)

Investment Advisory Fees
Average Daily Net Assets	Health Sciences Opportunities
First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

With respect to International Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Distribution Fee	—	—	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total
Advantage International	$—	$404,413	$69,253	$16,294	$489,960
Health Sciences Opportunities	45,106	3,308,298	4,197,265	565,898	8,116,567
High Equity Income	13,105	254,875	310,342	—	578,322
International Dividend	4,491	160,725	118,357	—	283,573
Technology Opportunities	18,317	687,499	623,883	33,358	1,363,057

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$39,949	$—	$32,368	$1,393	$875	$652	$75,237
Health Sciences Opportunities	285,334	3,601	264,124	83,853	13,158	22,550	672,620
High Equity Income	17,661	1,078	20,481	6,232	—	—	45,452
International Dividend	8,617	366	13,017	2,391	341	—	24,732
Technology Opportunities	60,303	1,459	54,776	12,442	—	1,329	130,309

78	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services to Investor A Shares, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Advantage International	$350,066	$—	$—	—	$350,066
Health Sciences Opportunities	833	425	1,055	—	2,313
High Equity Income	92	—	19	—	111
International Dividend	25	—	377	—	402
Technology Opportunities	1,218	—	893	—	2,111

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$2,080	$—	$4,462	$961	$—	$45	$7,548
Health Sciences Opportunities	9,201	172	50,335	12,945	265	896	73,814
High Equity Income	298	—	11,842	3,085	—	—	15,225
International Dividend	816	—	7,205	1,423	—	—	9,444
Technology Opportunities	4,822	44	10,989	4,238	—	104	20,197

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$195,494	$—	$259,327	$11,139	$230	$6,895	$473,085
Health Sciences Opportunities	1,340,524	27,476	1,681,553	422,938	2,034	220,093	3,694,618
High Equity Income	151,455	5,284	161,965	50,452	—	—	369,156
International Dividend	57,128	1,495	117,426	22,792	263	—	199,104
Technology Opportunities	319,645	10,435	367,817	68,821	—	13,236	779,954

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage International	$4,505
Health Sciences Opportunities	101,544
High Equity Income	4,757
International Dividend	1,422
Technology Opportunities	40,291

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage International	$1,120	$402
Health Sciences Opportunities	1,200	37,473
High Equity Income	—	552
International Dividend	1,863	253
Technology Opportunities	309	38,231

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts waived were as follows:

Fees waived by the Manager
Advantage International	$4,358
Health Sciences Opportunities	115,527
High Equity Income	2,327
International Dividend	128
Technology Opportunities	22,563

N O T E S T O F I N A N C I A L S	79

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2019, were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have begun to incur expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2019, the amounts reimbursed for the Funds were as follows:

Advantage International	$7,930
Health Sciences	115,658
High Equity Income	17,127
International Dividend	12,059
Technology Opportunities	18,876

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage International		Health Sciences Opportunities	High Equity Income		International Dividend		Technology Opportunities
Institutional	0.64%		N/A	0.85%		0.84%		0.92%
Service	0.89	(a)	N/A	1.10		1.09		1.17
Investor A	0.89		N/A	1.10		1.09		1.17
Investor C	1.64		N/A	1.85		1.84		1.92
Class K	0.59		N/A	N/A		0.79		N/A
Class R	1.14		N/A	1.35	(a)	1.34	(a)	1.42

(a)	There were no shares outstanding as of March 31, 2019.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, with the exception of Technology Opportunities, which is through January 31, 2020, unless approved by the Board, including a majority of the trustees who are not Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage International	$534,988
High Equity Income	243,344
International Dividend	288,296
Technology Opportunities	1,619

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six monthsended March 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$39,949	$—	$32,368	$1,393	$875	$652	$75,237
High Equity Income	17,661	1,078	20,481	6,232	—	—	45,452
International Dividend	8,617	213	13,017	2,391	341	—	24,579
Technology Opportunities	60,303	1,459	54,776	12,442	—	1,329	130,309

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$95,510	$—	$178,582	$7,302	$230	$5,249	$286,873
High Equity Income	150,840	4,905	160,554	49,394	—	—	365,693
International Dividend	35,620	848	83,091	15,837	263	—	135,659
Technology Opportunities	242,883	8,674	304,419	54,923	—	11,692	622,591

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

80	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Fund	Institutional	Service	Investor A	Investor C	Class R	Total
International Dividend Fund	$—	$—	$196	$—	$—	$—	$196

On March 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020	2021
Advantage International
Fund Level	$242,156	$877,895	$534,938
Institutional	91,894	296,121	135,459
Investor A	224,939	380,192	210,950
Investor C	43,706	30,271	8,695
Class K	—	1,147	1,105
Class R	9,589	14,861	5,901
High Equity Income
Fund Level	536,052	551,084	243,344
Institutional	1,070,924	509,660	168,501
Service	13,771	20,193	5,983
Investor A	491,028	446,137	181,035
Investor C	193,604	175,896	55,626
International Dividend
Fund Level	232,233	567,330	288,296
Institutional	329,374	190,739	44,237
Service	5,572	6,690	1,061
Investor A	434,347	358,133	96,108
Investor C	85,344	81,963	18,228
Class K	—	945	604
Technology Opportunities
Fund Level	—	83,986	1,619
Institutional	—	278,984	303,186
Service	55	12,711	10,133
Investor A	—	432,040	359,195
Investor C	—	84,694	67,365
Class R	2,357	15,170	13,021

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Health Sciences Opportunities and High Equity Income retain 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International, International Dividend and Technology Opportunities retain 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Health Sciences Opportunities and High Equity Income retain 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, International Dividend and Technology Opportunities retain 85% of securities lending income, (which excludes collateral investment expenses) and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

N O T E S T O F I N A N C I A L S	81

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage International	$32,608
Health Sciences Opportunities	789,470
International Dividend	2
Technology Opportunities	139,413

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Advantage International’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2019, Advantage International did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officers in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Purchases	$487,707,878	$1,675,192,232	$164,227,687	$28,697,387	$481,423,893
Sales	468,956,348	1,545,658,437	231,419,672	67,554,624	264,925,594

For the six months ended March 31, 2019, purchases and sales related to equity-linked notes for High Equity Income Fund were $466,117,271 and $574,844,238, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Tax cost	$784,436,057	$5,019,509,081	$431,442,500	$245,920,179	$1,204,627,183

Gross unrealized appreciation	$56,731,454	$2,375,140,572	$26,769,615	$27,928,721	$486,996,333
Gross unrealized depreciation	(40,340,892)	(75,205,543)	(12,324,158)	(26,439,737)	(21,613,671)

Net unrealized appreciation	$16,390,562	$2,299,935,029	$14,445,457	$1,488,984	$465,382,662

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of

82	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their deft could nave additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

N O T E S T O F I N A N C I A L S	83

Notes to Financial Statements  (unaudited) (continued)

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. Securities, and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector and Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18
Advantage International	Shares	Amount	Shares	Amount

Institutional
Shares sold	4,408,771	$67,612,684	21,713,713	$370,322,674
Shares issued in reinvestment of distributions	679,659	10,004,600	58,116	984,479
Shares issued in the reorganization(a)	1,191,455	18,579,616	—	—
Shares redeemed	(2,792,521)	(42,422,188)	(4,971,457)	(85,594,298)

Net increase	3,487,364	$53,774,712	16,800,372	$285,712,855

Investor A
Shares sold	2,484,454	$37,900,838	11,970,282	$202,841,111
Shares issued in reinvestment of distributions	506,133	7,379,502	94,736	1,589,682
Shares issued in the reorganization(a)	3,961,430	61,055,996	—	—
Shares redeemed	(2,312,583)	(34,764,153)	(4,254,197)	(72,565,782)

Net increase	4,639,434	$71,572,183	7,810,821	$131,865,011

Investor C
Shares sold	58,920	$882,522	248,228	$4,114,167
Shares issued in reinvestment of distributions	6,076	86,360	—	—
Shares redeemed	(749,548)	(11,237,566)	(362,134)	(5,929,229)

Net decrease	(684,552)	$(10,268,684)	(113,906)	$(1,815,062)

			Period 01/25/18(a) to 09/30/18
			Shares	Amount

Class K
Shares sold	218,213	$3,363,007	517,949	$8,863,657
Shares issued in reinvestment of dividends	14,951	220,087	—	—
Shares redeemed	(104,317)	(1,610,448)	(36,438)	(619,146)

Net increase	128,847	$1,972,646	481,511	$8,244,511

			Year Ended 09/30/18
			Shares	Amount

Class R
Shares sold	50,469	$764,584	143,859	$2,462,428
Shares issued in reinvestment of distributions	8,775	128,026	756	12,673
Shares redeemed	(117,269)	(1,812,036)	(149,092)	(2,538,056)

Net decrease	(58,025)	$(919,426)	(4,477)	$(62,955)

Total Net Increase	7,513,068	$116,131,431	24,974,321	$423,944,360

(a)	See Note 1 regarding the reorganization.
(b)	Commencement of operations.

84	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
Health Sciences Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	9,432,321	$569,123,013	11,918,367	$711,236,281
Shares issued in reinvestment of distributions	3,378,060	203,122,898	1,337,950	74,323,151
Shares redeemed	(5,755,129)	(345,237,079)	(7,984,764)	(471,723,765)

Net increase	7,055,252	$427,008,832	5,271,553	$313,835,667

Service
Shares sold	87,989	$5,056,241	145,941	$8,360,730
Shares issued in reinvestment of distributions	46,803	2,689,300	20,096	1,070,319
Shares redeemed	(124,425)	(7,204,231)	(163,770)	(9,304,528)

Net increase	10,367	$541,310	2,267	$126,521

Investor A
Shares issued from conversion(a)	—	$—	7,968	$429,820
Shares sold and automatic conversion of shares	6,539,308	386,301,445	6,345,563	359,734,103
Shares issued in reinvestment of distributions	3,500,352	200,325,185	1,623,710	86,170,352
Shares redeemed	(5,405,512)	(311,427,680)	(12,563,126)	(706,383,107)

Net increase (decrease)	4,634,148	$275,198,950	(4,585,885)	$(260,048,832)

Investor B
Shares sold	—	$—	—	$21
Shares issued in reinvestment of distributions	—	—	373	17,889
Shares converted(a)	—	—	(8,853)	(429,820)
Shares redeemed and automatic conversion of shares	—	—	(982)	(47,499)

Net decrease	—	—	(9,462)	$(459,409)

Investor C
Shares sold	1,234,743	$62,273,524	1,671,213	$83,685,017
Shares issued in reinvestment of distributions	1,265,780	63,261,706	761,167	35,630,818
Shares redeemed	(4,128,314)	(218,025,265)	(4,117,440)	(204,113,940)

Net decrease	(1,627,791)	$(92,490,035)	(1,685,060)	$(84,798,105)

Class K
Shares sold	568,828	$34,385,690	1,325,764	$78,759,852
Reinvestments	162,449	9,774,577	36,690	2,038,840
Shares redeemed	(222,307)	(13,153,679)	(282,817)	(16,677,932)

Net increase	508,970	$31,006,588	1,079,637	$64,120,760

Class R
Shares sold	422,790	$23,946,135	787,551	$43,688,911
Shares issued in reinvestment of distributions	304,568	17,058,868	133,790	6,962,458
Shares redeemed	(404,840)	(22,669,382)	(787,707)	(43,393,227)

Net increase	322,518	$18,335,621	133,634	$7,258,142

Total Net Increase	10,903,464	$659,601,266	206,684	$40,034,744

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

N O T E S T O F I N A N C I A L S	85

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
High Equity Income	Shares	Amount	Shares	Amount

Institutional
Shares sold	901,553	$23,039,299	1,795,530	$49,454,889
Shares issued in reinvestment of distributions	438,811	11,147,475	534,018	14,591,812
Shares redeemed	(3,972,265)	(103,854,228)	(10,417,182)	(287,023,270)

Net decrease	(2,631,901)	$(69,667,454)	(8,087,634)	$(222,976,569)

Service
Shares sold	20,467	$466,841	22,811	$571,015
Shares issued in reinvestment of distributions	32,166	735,878	29,405	729,748
Shares redeemed	(82,357)	(1,896,556)	(296,460)	(7,447,946)

Net decrease	(29,724)	$(693,837)	(244,244)	$(6,147,183)

Investor A
Shares sold and automatic conversion of shares	1,824,856	$40,899,020	1,003,085	$23,776,514
Shares issued in reinvestment of distributions	680,672	14,620,023	476,822	11,184,532
Shares redeemed	(1,756,805)	(38,263,962)	(4,443,882)	(105,249,999)

Net increase (decrease)	748,723	$17,255,081	(2,963,975)	$(70,288,953)

Investor B
Shares sold	—	$—	—	$40
Shares issued in reinvestment of distributions	—	—	243	3,922
Shares redeemed and automatic conversion of shares	—	—	(11,237)	(181,858)

Net decrease	—	$—	(10,994)	$(177,896)

Investor C
Shares sold	326,950	$4,690,818	895,301	$14,543,893
Shares issued in reinvestment of distributions	449,505	6,328,462	407,989	6,484,420
Shares redeemed	(3,070,975)	(45,688,049)	(3,179,671)	(51,215,444)

Net decrease	(2,294,520)	$(34,668,769)	(1,876,381)	$(30,187,131)

Total Net Decrease	(4,207,422)	$(87,774,979)	(13,183,228)	$(329,777,732)

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Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
International Dividend	Shares	Amount	Shares	Amount

Institutional
Shares sold	273,828	$7,396,282	1,012,358	$30,836,121
Shares issued in reinvestment of distributions	119,354	3,143,177	200,664	6,064,305
Shares redeemed	(934,924)	(25,176,778)	(4,017,740)	(121,958,241)

Net decrease	(541,742)	$(14,637,319)	(2,804,718)	$(85,057,815)

Service
Shares sold	4,847	$124,513	16,160	$465,478
Shares issued in reinvestment of distributions	5,694	142,144	8,638	247,644
Shares redeemed	(37,929)	(958,679)	(104,612)	(3,011,003)

Net decrease	(27,388)	$(692,022)	(79,814)	$(2,297,881)

Investor A
Shares issued from conversion(a)	635,168	$16,213,097	477	$13,819
Shares sold and automatic conversion of shares	—	—	673,834	19,033,336
Shares issued in reinvestment of distributions	206,799	5,077,387	264,520	7,462,762
Shares redeemed	(925,951)	(23,328,860)	(6,881,762)	(198,379,510)

Net decrease	(83,984)	$(2,038,376)	(5,942,931)	$(171,869,593)

Investor B
Shares issued in reinvestment of distributions	—	$—	3	$86
Shares converted	—	—	513	13,819
Shares redeemed and automatic conversion of shares	—	—	(4)	(114)

Net decrease	—	$—	(514)	$(13,847)

Investor C
Shares sold	34,457	$750,664	79,923	$1,999,619
Shares issued in reinvestment of distributions	44,184	949,780	68,497	1,702,995
Shares redeemed	(712,459)	(16,013,672)	(722,537)	(17,945,511)

Net decrease	(633,818)	$(14,313,228)	(574,117)	$(14,242,897)

			Period 01/25/18(b) to 09/30/18
			Shares	Amount
Class K
Shares sold	20,722	$558,173	143,149	$4,187,215
Shares issued in reinvestment of dividends	4,579	120,576	2,263	66,602
Shares redeemed	(18,091)	(491,732)	(19,971)	(582,522)

Net increase	7,210	$187,017	125,441	$3,671,295

Total Net Decrease	(1,279,722)	$(31,493,928)	(9,276,653)	$(269,810,738)

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

N O T E S T O F I N A N C I A L S	87

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18
Technology Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	11,367,796	$339,391,849	15,923,563	$461,931,385
Shares issued in reinvestment of dividends	798,252	5,066,162	545,934	13,484,546
Shares redeemed	(5,633,027)	(156,501,615)	(3,865,247)	(107,720,522)

Net increase	6,533,021	$187,956,396	12,604,250	$367,695,409

Service
Shares sold	198,794	$5,285,613	618,439	$16,915,568
Shares issued in reinvestment of dividends	6,057	156,799	23,275	546,735
Shares redeemed	(114,007)	(3,063,363)	(396,769)	(10,781,482)

Net increase	90,844	$2,379,049	244,945	$6,680,821

Investor A
Shares sold	4,603,418	$121,548,853	15,906,609	$426,575,621
Shares issued in reinvestment of dividends	238,235	6,034,551	982,028	22,586,415
Shares redeemed	(5,062,263)	(130,540,068)	(6,998,503)	(186,358,004)

Net increase (decrease)	(220,610)	$(2,956,664)	9,890,134	$262,804,032

Investor C
Shares sold	981,717	$21,942,723	2,518,167	$57,703,941
Shares issued in reinvestment of dividends	75,643	1,622,352	356,227	7,003,420
Shares redeemed	(1,007,541)	(22,258,491)	(901,615)	(20,221,986)

Net increase	49,819	$1,306,584	1,972,779	$44,485,375

Class R
Shares sold	179,326	$4,697,443	226,410	$6,235,474
Shares reinvestments	5,613	143,693	30,234	704,461
Shares redeemed	(86,758)	(2,210,760)	(203,414)	(5,390,717)

Net increase	98,181	$2,630,376	53,230	$1,549,218

Total Net Increase	6,551,255	$191,315,741	24,765,338	$683,214,855

At March 31, 2019, 10,911 Class K Shares of the Advantage International and 6,295 Class K Shares of the International Dividend were owned by BlackRock Financial Management, Inc., an affiliate of each Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

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Notes to Financial Statements  (unaudited) (continued)

Distributions for the year ended September 30, 2018 were classified as follows:

Fund Name	Share Class	Net Investment Income	Net Realized Gain
Advantage International	Institutional	$1,075,242	$—
	Investor A	1,762,109	—
	Investor C	—	—
	Class K	—	—
	Class R	12,673	—
Health Sciences Opportunities	Institutional	$904,012	$77,926,323
	Service	—	1,102,369
	Investor A	—	87,981,985
	Investor B	—	17,920
	Investor C	—	36,350,049
	Class K	96,082	1,951,240
	Class R	—	6,964,866
High Equity Income	Institutional	$12,903	$2,658,320
	Service	598,519	132,009
	Investor A	9,648,297	2,070,577
	Investor B	2,242	1,680
	Investor C	5,338,390	1,425,187
International Dividend	Institutional	$4,504,523	$2,161,818
	Service	163,674	89,597
	Investor A	5,018,054	2,747,825
	Investor B	—	86
	Investor C	968,479	808,533
	Class K	68,313	—
Technology Opportunities	Institutional	$—	$14,848,785
	Service	—	551,498
	Investor A	—	24,075,269
	Investor C	—	7,119,306
	Class R	—	717,053

Undistributed (distributions in excess of) net investment income (loss) as of September 30, 2018 were as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Advantage International	$ 16,692,551
Health Sciences Opportunities	4,326,871
High Equity Income	6,526,440
International Dividend	809,032
Technology Opportunities	(5,369,192)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

N O T E S T O F I N A N C I A L S	89

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Robert Fairbairn, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh EH3 8BL, United Kingdom	New York, NY 10022

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Trust
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

(a)	BlackRock International Dividend Fund

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Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office on January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,847	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Glossary of Terms Used in this Report

Currency

CHF	Swiss Frank

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviation

ADR	American Depositary Receipts

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-3/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 5, 2019

4